As filed with the Securities and Exchange Commission on June 5, 2009

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS

Three Canal Plaza, Suite 600

Portland, Maine 04101

Stacey E. Hong, Principal Executive Officer

Three Canal Plaza, Suite 600

Portland, Maine 04101

207-347-2000

Date of fiscal year end: March 31

Date of reporting period: April 1, 2008 – March 31, 2009

ITEM 1. REPORT TO STOCKHOLDERS.

ANNUAL REPORT

MARCH 31, 2009

Absolute Funds and logo are registered service marks of Absolute Investment Advisers LLC; Absolute Investment Advisers (“AIA” and “Absolute”) and logo are registered service marks of AIA; and other marks referred to herein are the trademarks, service marks, registered trademarks or registered service marks of the respective owners thereof.

ABSOLUTE STRATEGIES FUND

A MESSAGE TO OUR SHAREHOLDERS

MARCH 31, 2009

Dear Shareholder,

We are pleased to present the annual report for the Absolute Strategies Fund (the “Fund”) for the 12 months ended March 31, 2009. 2008 will likely go down in the history books as the worst calendar year ever for global assets of all types with record volatility. The MSCI Global Market Index was down over 40% and Emerging Markets were down over 50%. The best illustration to define the year as “most extraordinary” may have been witnessing yields in 3-month US Treasury bills reaching zero percent.

Much has been written about the severe macro events and the collapse of the financial system, so there’s no need to address that in this commentary except to add that 2008 could be the start of a dramatically different financial landscape. We are disappointed to have had a negative return for the fiscal year, but given the largely unprecedented investing conditions caused by widespread financial panic, frozen credit markets, and resulting dislocations, we feel the Fund performed well. In fact, in time we may look back and view the year 2008 as one of our finest. Because the Fund avoided the use of leverage and was defensively positioned heading into September 2008, losses were greatly mitigated relative to many other types of diversified portfolios, including hedge fund of funds. We also consciously avoided the increasingly herd-like behavior of many investment firms, which had highly uniform performance over the past few years.

The Fund (Institutional shares) returned –12.4% for the twelve months ended March 31, versus –38.1% for the S&P 500 Index and –20.5% for the HFRX Global Hedge Fund Index. From inception through March 31, the Fund’s beta was 0.27, (beta measures the Fund’s sensitivity to the S&P 500) demonstrating that Fund returns were largely independent of this market index. The annualized standard deviation of the Funds returns, a measure of portfolio volatility and risk, has been 6.3% vs. 21.7% for the S&P 500 and 6.7% for the HFRX Global Hedge Index.

Please see the accompanying performance charts and financial highlights for complete return and expense information by share class. For a longer term perspective, the Fund’s (Institutional Shares) 1-year and since inception (July 27, 2005) average annual total returns for the period ended March 31, 2009 were (12.41)% and (1.10)%, respectively. Past performance is not predictive of, nor a guarantee of future results. Results of an investment made today may differ substantially from the Fund’s historical performance. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. As stated in the current prospectus, the Fund’s total annual operating expense ratio (gross) is 2.37% for Institutional Shares. Excluding the effect of expenses attributable to dividends on short sales, the Fund’s total annual operating expense ratio (net) was 1.81% for the fiscal year ended March 31, 2009. For the most recent month end performance information, please call (888) 992-2765 or contact your financial adviser.

The Fund’s allocations and performance can be viewed across multiple dimensions. Overall holdings of the Fund, aggregated across sub-adviser strategies, are diversified across a wide range of industries and asset classes. As such, it is difficult to attribute performance to any small group of securities. The Fund held over 1,200 securities, including both long and short equity, fixed income, ETFs, options, and financial futures

1	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

A MESSAGE TO OUR SHAREHOLDERS

MARCH 31, 2009

hedges. The Fund’s long and short securities, excluding short term investments, were approximately $690 million and $227 million, respectively. Long and short equity securities totaled approximately 44% and 24% of net assets, respectively. Our largest single long stock position was in Berkshire Hathaway, which represents 1% of net assets. Convertible bonds and asset backed obligations totaled approximately 19% and 8% of net assets, respectively; these securities are utilized in convertible arbitrage and distressed debt strategies. Other fixed income securities, including corporate bonds, totaled approximately 7% of net assets. Cash held by our sub-advisers was approximately 6% of net assets; additional deposits with the custodian were held primarily as collateral for options, futures, and short positions.

We currently allocate assets to twelve sub-advisers. As of March 31, 2009, we allocated approximately 98% of the Fund’s assets; the remaining 2% was held in cash for future allocations and rebalancing. Of the sub-advisers who received assets, the largest allocation to a single manager strategy was approximately 15%; the smallest was roughly 1%. While we view each manager strategy as an independent risk/return profile, the following chart illustrates a summary breakdown of our sub-adviser allocations by style, (each category may represent strategies used by multiple sub-advisers) for fiscal year end 2008 and 2009, respectively:

Sub-Adviser Strategy	Allocations as of March 31, 2008	Allocations as of March 31, 2009:
Distressed Debt	11%	14%
Global Macro	8%	10%
Discretionary Fixed Income	3%	3%
Opportunistic Equity	10%	14%
Long/Short Equity	22%	18%
Market–Neutral Equity	26%	16%
Convertible Arbitrage	17%	23%
Unallocated	3%	2%

With dislocations in both the equity and credit markets over the past 12 months, upside performance in almost any strategy was difficult to obtain. Performance leaders included equity market neutral, convertible arbitrage, and global macro strategies; laggard returns were attributable to distressed debt and certain equity strategies. Our overlay equity hedge provided an intended buffer against systemic risk and also provided a large positive return to the Fund’s performance. This overlay hedge was implemented to minimize potential systemic risk due to our ongoing concerns regarding broad asset class correlations, financial industry leverage, and mis-pricing of risk. The equity hedge was removed during the 4th quarter of 2008, but may be utilized again in the future as a risk management tool.

Our previous shareholder letters warned of potential systemic risks and the dangers of too much leverage and cheap credit. However, it was impossible to predict the numerous, unthinkable events and resulting panic that occurred in the latter part of 2008. Most notably, some of the largest financial institutions in the world, including Bear Stearns, Fannie/Freddie, Lehman Brothers, Washington Mutual, AIG, Merrill Lynch, and

2	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

A MESSAGE TO OUR SHAREHOLDERS

MARCH 31, 2009

Wachovia are all gone in less than one year. The unwinding of these institutions (particularly Lehman), the frozen credit markets, and government intervention forced large market participants to dump assets at any price to meet margin calls, liquidity constraints, and redemptions.

The resulting de-leveraging, forced-selling and re-pricing of risk has set up exciting opportunities for many of our strategies going forward. Many of the areas that have witnessed the greatest dislocations and forced- selling are the same areas where some of our managers have held cash. While other investment firms are dealing with de-leveraging and redemptions, many of our managers are able to pursue the opportunities created by these market dislocations by having fresh capital to put to work. As illustrated by the preceding table, we have also made allocation adjustments to take advantage of these opportunities. Though our market neutral managers performed well and had sizable allocations, we have moved some capital away from them and toward more opportunistic managers, specifically convertible arbitrage, distressed debt, global macro, and opportunistic equity. Our managers have been gradually adding exposures to those areas which they and we believe offer very attractive asymmetric return possibilities.

While the re-pricing of risk is attractive in the fore mentioned areas and things currently appear less bleak, the timing of the opportunities is uncertain. Risk and volatility is expected to remain high for the foreseeable future and the continued process of de-leveraging could last well into 2009 and beyond — unwinding decades of debt accumulation is likely to be slow and painful. Private equity and commercial real estate could be catalysts for further problems as many firms have yet to properly value some of their highly leveraged holdings. Additionally, massive government lending, spending and intervention do not come without enormous future cost and unintended consequences including moral hazard.

Looking forward, it is probable that massive stimulus creates a quick, but superficial recovery followed by further dips and a long period of low growth as underlying imbalances are corrected. Traditional portfolios may continue to exhibit unbearable gyrations and constantly changing expectations as the markets react to news that is “not as bad” and news that is “not as good” as things seem; (in fact, a shocking market rally started by “not as bad” is likely, before eventually yielding to “not as good”). We believe this ongoing uncertainty may set up very well for risk-managed and opportunistic strategies that utilize idiosyncratic skills. Portfolios that are geared exclusively to bull-market tailwinds, illiquidity, or leveraging low-return strategies have been exposed for their inherent risks.

The past decade can be summed up by two words: “greed and complacency.” Inflated asset values and a focus on very short-term time horizons created an insatiable demand for returns and irrational expectations among many investors for ever-rising asset prices. If one thing should be learned from the events of the past year it is this: the more people who believe in an investing theory or economic model, the more unreliable that theory or model becomes. We believe successful investing requires patience, discipline and a healthy dose of skepticism, especially with herd behavior. This is an important time for investors to properly adjust expectations, rethink their risk appetites and diversify portfolios away from investments that rely heavily on passive, one-way bets. True diversification is unlikely to be achieved by crowding into a standard, optimized collection of asset classes; it is created using good judgment and the inclusion of managers who are independent thinkers seeking to manage investors’ capital over a reasonable period of time.

3	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

A MESSAGE TO OUR SHAREHOLDERS

MARCH 31, 2009

Our Fund is not designed to be “market-neutral” (zero beta) or a substitute for risk-free investments and as such, moderate volatility should be expected. For long-term investors, the Fund should be viewed as added stability and risk-adjusted performance to a disciplined and diversified portfolio over a full market cycle. For that, we are very optimistic.

Thank you for your investment in the Absolute Strategies Fund.

Sincerely,

Jay Compson

Portfolio Manager

Absolute Investment Advisers LLC

The views in this report were those of the Fund’s adviser as of March 31, 2009, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice. None of the information presented should be construed as an offer to sell or recommendation of any security mentioned herein.

Since the Fund utilizes a multi-manager strategy with multiple sub-advisers, it may be exposed to varying forms of risk. These risks include, but are not limited to, general market risk, multi-manager risk, non-diversification risk, small company risk, foreign risk, interest risk, credit risk, prepayment risk, IPO risk, liquidity risk, high turnover risk, leverage risk, pooled investment vehicle risk and derivatives risk. For a complete description of the Fund’s principal investment risks please refer to the prospectus.

Beta is the measure of an asset’s sensitivity to broad market moves, as measured for instance by the S&P 500 Index. A fund with a realized beta of 0.5 with respect to the S&P 500 Index would have received, on average, about 50% of the index returns when the market was up and about 50% of its losses when the market was down. Standard deviation indicates the volatility of a fund’s total returns and is useful because it identifies the spread of a fund’s short-term fluctuations. The Russell 2000 Index is used as a benchmark for US small cap stocks and measures the performance of the 2,000 smallest companies in the Russell 3000 (3,000 of the biggest U.S. stocks). The HFR Indices are equally weighted performance indexes, utilized by numerous hedge fund managers as a benchmark for their own hedge funds. One cannot invest directly in an index or average.

4	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND

A MESSAGE TO OUR SHAREHOLDERS

MARCH 31, 2009

Dear Shareholder,

We are pleased to present the annual report for the Absolute Opportunities Fund (the “Fund”) for the interim period ended March 31, 2009. The Fund seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and lower volatility than traditional equity market indices such as the S&P 500. Since the Fund has a short history, our commentary will be limited at this time.

The Fund was launched on October 21, 2008, as a compliment to the Absolute Strategies Fund. The Fund was created to capture a variety of investment opportunities and market inefficiencies and is intended to have a more concentrated, idiosyncratic risk profile compared to the Strategies Fund. As such, the Fund may have higher volatility and risk and should be utilized by patient, long-term investors seeking diversification away from traditional equity-like investments.

The Fund returned 6.0% for the interim period from October 21, 2008 through March 31, 2009, versus –15.3% for the S&P 500 Index and –6.3% for the HFRX Global Hedge Fund Index.

If you would like to learn more about the Absolute Opportunities Fund, please contact your financial advisor.

Sincerely,

Jay Compson

Portfolio Manager

Absolute Investment Advisers LLC

The views in this report were those of the Fund’s adviser as of March 31, 2009, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice. None of the information presented should be construed as an offer to sell or recommendation of any security mentioned herein.

Since the Fund utilizes a multi-manager strategy with multiple sub-advisers, it may be exposed to varying forms of risk. These risks include, but are not limited to, general market risk, multi-manager risk, non-diversification risk, small company risk, foreign risk, interest risk, credit risk, prepayment risk, IPO risk, liquidity risk, high turnover risk, leverage risk, pooled investment vehicle risk and derivatives risk. For a complete description of the Fund’s principal investment risks please refer to the prospectus.

5	ABSOLUTE FUNDS

ABSOLUTE FUNDS

PERFORMANCE CHART AND ANALYSIS

MARCH 31, 2009

The following chart reflects the change in value, since Absolute Strategies Fund’s (the “Fund”) commencement of investment operations, of a hypothetical $250,000 investment in Institutional, R and C Shares, including the reinvestment of dividends and distributions compared with broad-based securities market indices. The Standard and Poor’s 500® Composite Index (“S&P 500 Index”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The Barclays Capital U.S. Aggregate Bond Index covers the US dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The Hedge Fund Research Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies; convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The performance of each share class differs due to different class expenses. During the period, Fund fees were waived or expenses reimbursed, otherwise returns would have been lower. The Fund is professionally managed while the indices are unmanaged and are not available for investment.

A performance chart is not presented for Absolute Opportunities Fund, as the fund has been operational for less than six months.

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ABSOLUTE FUNDS

PERFORMANCE CHART AND ANALYSIS

MARCH 31, 2009

Institutional, R and C Shares vs. S&P 500 Index and Barclays Capital U.S. Aggregate Bond Index and Hedge Fund Research Global Hedge Fund Index

Average Annual Total Return as of 03/31/09*	One Year	Commencement of Investment Operations 07/27/05
Absolute Strategies Fund — Institutional Shares	(12.41)%	(1.10)%
Absolute Strategies Fund — R Shares	(12.73)%	(1.46)%
Absolute Strategies Fund — C Shares	(13.44)%	(2.11)%
S&P 500 Index	(38.09)%	(9.35)%
Barclays Capital U.S. Aggregate Bond Index	3.13%	4.73%
Hedge Fund Research Global Hedge Fund Index	(20.52)%	(2.61)%

*	C Shares commenced operations on January 13, 2006. The performance of C Shares prior to January 13, 2006 is that of the Institutional Shares as adjusted for the higher expenses applicable to C Shares.

Average Annual Total Return as of 03/31/09	Three Months	Commencement of Investment Operations 10/21/08
Absolute Opportunities Fund — Institutional Shares	3.63%	5.95%
S&P 500 Index	(11.01)%	(15.27)%
Hedge Fund Research Global Hedge Fund Index	0.68%	(6.26)%

Investment Value as of 03/31/09
Absolute Strategies Fund — Institutional Shares	$240,046
Absolute Strategies Fund — R Shares	$236,816
Absolute Strategies Fund — C Shares	$228,324
S&P 500 Index	$174,282
Barclays Capital U.S. Aggregate Bond Index	$296,338
Hedge Fund Research Global Hedge Fund Index	$226,829

Past performance is not predictive of, nor a guarantee of future results. Results of an investment made today may differ substantially from the Fund’s historical performance. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. As stated in the current prospectus, the Absolute Strategies Fund’s total annual operating expense ratios (gross) are 2.37%, 2.72% and 3.45% for Institutional Shares, R Shares and C Shares, respectively. Excluding the effect of expenses attributable to dividends on short sales, organization costs, and offering costs, the Absolute Strategies Fund’s total annual operating expense ratios would be 1.88%, 2.23% and 2.96% for Institutional Shares, R Shares and C Shares, respectively. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most recent month end performance information, please call (888) 992-2765.

7	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2009

Shares	Security Description	Value
Long Positions - 83.8%
Equity Securities - 43.9%
Common Stock - 41.6%
Consumer Discretionary - 5.5%
32,000	Abercrombie & Fitch Co., Class A	$761,600
18,200	Advance Auto Parts, Inc. (f)	747,656
43,100	Aeropostale, Inc. (a)(f)	1,144,736
19,750	Airgas, Inc. (f)	667,747
21,900	Ambassadors Group, Inc. (f)	177,828
34,600	American Commercial Lines, Inc. (a)(f)	109,682
238,000	American Eagle Outfitters, Inc. (f)	2,913,120
2,600	Apollo Group, Inc., Class A (a)(f)	203,658
23,900	ATC Technology Corp. (a)(f)	267,680
84,700	Bed Bath & Beyond, Inc. (a)(f)(j)	2,096,325
42,150	Big Lots, Inc. (a)(f)	875,877
33,500	Biovail Corp. (f)	366,825
6,400	BJ’s Wholesale Club, Inc. (a)(f)	204,736
107,000	Building Materials Holding Corp. (a)(f)	26,750
11,900	Bunge, Ltd.	674,135
49,925	Burger King Holdings, Inc. (f)	1,145,779
200,000	Cabela’s, Inc. (a)	1,822,000
25,100	California Pizza Kitchen, Inc. (a)(f)	328,308
234,780	Carmax, Inc. (a)(f)	2,920,663
10,600	CEC Entertainment, Inc. (a)(f)	274,328
100,000	Cintas Corp.	2,472,000
27,600	Coach, Inc. (a)(f)	460,920
7,100	Columbia Sportswear Co. (f)	212,432
5,200	Costco Wholesale Corp. (f)	240,864
33,506	Dana Holding Corp. (a)	15,413
42,000	Domino’s Pizza, Inc. (a)(f)	275,100
375,000	Furniture Brands International, Inc.	551,250
16,900	Gap, Inc. (f)	219,531
10,100	General Mills, Inc. (f)	503,788
9,800	Genesco, Inc. (a)(f)	184,534
29,300	Hasbro, Inc. (f)	734,551
12,200	Heidrick & Struggles International, Inc. (f)	216,428
40,400	Knoll, Inc. (f)	247,652
200	Kraft Foods, Inc., Class A (f)	4,458
53,100	Liz Claiborne, Inc. (f)	131,157
79,300	Lowe’s Cos., Inc. (f)	1,447,225
26,600	Marvel Entertainment, Inc. (a)(f)	706,230
3,533	McDonald’s Corp.	192,796
100,000	Mobile Mini, Inc. (a)	1,152,000
66,975	Mohawk Industries, Inc. (a)(f)	2,000,543
4,800	Nike, Inc., Class B	225,072
6,000	Owens & Minor, Inc.	198,780
21,600	Panera Bread Co., Class A (a)(f)	1,207,440
9,900	PF Chang’s China Bistro, Inc. (a)(f)	226,512
20,600	Polaris Industries, Inc. (f)	441,664
43,000	Republic Airways Holdings, Inc. (a)(f)	278,640
4,750	Ross Stores, Inc.	170,430
122,955	Royal Caribbean Cruises, Ltd. (f)	984,869
24,253	Sears Holdings Corp. (a)	1,108,605

Shares	Security Description	Value
200,000	Sonic Corp. (a)	$2,004,000
37,000	Stage Stores, Inc. (f)	372,960
45,000	Staples, Inc. (f)	814,950
53,850	Steak n Shake Co. (a)(f)	407,644
12,600	Steven Madden, Ltd. (a)(f)	236,628
59,250	Target Corp. (f)	2,037,607
20,700	The Cato Corp., Class A (f)	378,396
25,400	Timberland Co., Class A (a)(f)	303,276
26,700	TJX Cos., Inc. (f)	684,588
7,000	Toro Co. (f)	169,260
32,000	Under Armour, Inc., Class A (a)(f)	525,760
8,300	WABCO Holdings, Inc. (f)	102,173
4,695	Walgreen Co. (j)	121,882
6,000	Wal-Mart Stores, Inc. (f)	312,600
54,642	Warner Music Group Corp. (a)	128,409
7,700	WESCO International, Inc. (a)(f)	139,524
67,000	Williams-Sonoma, Inc.	675,360
8,400	WMS Industries, Inc. (a)(f)	175,644
44,100	Yum! Brands, Inc. (f)	1,211,868

		45,342,846

Consumer Staples - 7.6%
109,250	Accenture, Ltd., Class A (f)(j)	3,003,282
28,500	Alberto-Culver Co. (f)	644,385
13,300	Alliance Data Systems Corp. (a)(f)	491,435
6,200	AmerisourceBergen Corp. (f)	202,492
30,700	AMN Healthcare Services, Inc. (a)(f)	156,570
550,000	Anhui Expressway Co., Class H	246,239
19,600	Arbitron, Inc. (f)	294,196
16,300	Boston Scientific Corp. (a)	129,585
50,000	Brink’s Home Security Holdings, Inc. (a)	1,130,000
4,300	Capella Education Co. (a)(f)	227,900
3,000	Celgene Corp. (a)(f)	133,200
7,800	Chemed Corp. (f)	303,420
157,031	Coca-Cola Co. (f)	6,901,512
70,000	Coinstar, Inc. (a)	2,293,200
4,600	Comdisco Holding Co., Inc. (a)	33,511
20,000	ConAgra Foods, Inc. (f)	337,400
14,700	Consolidated Graphics, Inc. (a)(f)	186,984
34,900	Corporate Executive Board Co. (f)	506,050
35,250	Dean Foods Co. (a)(f)	637,320
200,000	Deluxe Corp.	1,926,000
14,900	DeVry, Inc. (f)	717,882
52,600	Diageo PLC, ADR (f)	2,353,850
12,000	Edwards Lifesciences Corp. (a)(f)	727,560
11,300	H&E Equipment Services, Inc. (a)(f)	74,015
15,600	H&R Block, Inc. (f)	283,764
34,400	Health Net, Inc. (a)(f)	498,112
18,200	Hewitt Associates, Inc., Class A (a)(f)	541,632
25,172	HJ Heinz Co. (f)	832,186
21,800	Illumina, Inc. (a)(f)	811,832
8,600	Immucor, Inc. (a)(f)	216,290
16,500	Interactive Data Corp. (f)	410,190

See Notes to Financial Statements.	8	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2009

Shares	Security Description	Value
21,800	Invacare Corp. (f)	$349,454
43,800	Iron Mountain, Inc. (a)(f)	971,046
7,400	ITT Educational Services, Inc. (a)(f)	898,508
9,400	J&J Snack Foods Corp. (f)	325,146
274,000	Jiangsu Express Co., Ltd., Class H	185,952
16,500	Johnson & Johnson (f)	867,900
16,500	Kenexa Corp. (a)(f)	88,935
35,100	Kroger Co. (f)	744,822
17,800	Manpower, Inc. (f)	561,234
8,700	Mastercard, Inc., Class A	1,457,076
70,000	McCormick & Co., Inc.	2,069,900
2,792	Mesa Air Group, Inc. (a)	356
25,600	Moody’s Corp. (f)	586,752
12,600	Orthofix International NV (a)(f)	233,352
11,800	Peet’s Coffee & Tea, Inc. (a)(f)	255,116
14,600	Pepsi Bottling Group, Inc. (f)	323,244
106,020	PepsiCo, Inc. (f)	5,457,910
87,200	Philip Morris International, Inc. (f)	3,102,576
8,565	Procter & Gamble Co.	403,326
27,006	Quanta Services, Inc. (a)	579,278
202,580	Robert Half International, Inc. (f)	3,612,001
35,800	RR Donnelley & Sons Co. (f)	262,414
522,000	Shenzhen Expressway Co., Ltd., Class H	181,844
1,174,000	Sichuan Expressway Co., Ltd., Class H (a)	219,635
18,500	Somanetics Corp. (a)(f)	280,830
8,425	St Jude Medical, Inc. (a)	306,080
15,600	Steiner Leisure, Ltd. (a)(f)	380,796
3,000	Strayer Education, Inc. (f)	539,610
15,300	SurModics, Inc. (a)(f)	279,225
11,000	SYSCO Corp. (f)	250,800
6,700	Techne Corp. (f)	366,557
22,000	Thoratec Corp. (a)(f)	565,180
188,100	Total System Services, Inc. (f)	2,597,661
160,000	Toyota Industries Corp., ADR	3,524,800
47,000	United Rentals, Inc. (a)	197,870
23,936	Visa, Inc., Class A	1,330,842
23,800	Vital Images, Inc. (a)(f)	268,226
7,900	Watson Wyatt Worldwide, Inc., Class A (f)	390,023
12,600	Western Union Co. (f)	158,382
340,000	Zhejiang Expressway Co., Ltd., Class H	247,852

		62,674,505

Energy - 2.6%
33,602	Canadian Natural Resources, Ltd.	1,295,693
44,440	Canadian Oil Sands Trust	854,751
33,778	Canadian Oil Sands Trust	649,680
4,142	Chevron Corp. (f)	278,508
4,400	China Petroleum & Chemical Corp., ADR	282,348
4,592	CNOOC, Ltd., ADR	461,955
71,300	ConocoPhillips (f)(j)	2,792,108

Shares	Security Description	Value
22,900	Continental Resources, Inc. (a)(f)	$485,709
37,550	Covanta Holding Corp. (a)(f)	491,529
14,100	Dresser-Rand Group, Inc. (a)(f)	311,610
26,957	EnCana Corp.	1,094,724
20,800	Encore Acquisition Co. (a)(f)	484,016
16,500	EQT Corp. (f)	516,945
4,000	Exxon Mobil Corp. (f)	272,400
5,200	First Solar, Inc. (a)(f)	690,040
16,200	Holly Corp.	343,440
14,730	Imperial Oil, Ltd.	530,722
99,000	Key Energy Services, Inc. (a)(f)	285,120
25,500	Marathon Oil Corp. (f)	670,395
11,300	Mariner Energy, Inc. (a)(f)	87,575
5,000	Murphy Oil Corp. (f)	223,850
27,155	Nexen, Inc.	460,549
4,600	Occidental Petroleum Corp. (f)	255,990
44,000	Patterson-UTI Energy, Inc. (f)	394,240
34,845	Penn West Energy Trust	330,679
12,600	Petro-Canada (f)	334,908
5,338	PetroChina Co. Ltd., ADR	425,439
34,600	Petrohawk Energy Corp. (a)(f)	665,358
25,100	Portland General Electric Co. (f)	441,509
17,200	Questar Corp. (f)	506,196
30,900	RPC, Inc. (f)	204,867
7,200	SEACOR Holdings, Inc. (a)(f)	419,832
16,100	Southwestern Energy Co. (a)(f)	478,009
61,667	Suncor Energy, Inc.	1,369,624
21,100	Sunoco, Inc. (f)	558,728
44,600	Talisman Energy, Inc. (f)	468,300
9,200	Unit Corp. (a)(f)	192,464
22,100	Valero Energy Corp. (f)	395,590

		21,005,400

Financials - 7.9%
8,900	Allstate Corp. (f)	170,435
57,000	American Express Co.	776,910
1,138,000	AmeriCredit Corp. (a)	6,668,680
25,800	Ameriprise Financial, Inc. (f)	528,642
110,000	Arthur J Gallagher & Co.	1,870,000
50,200	Astoria Financial Corp. (f)	461,338
11,900	Axis Capital Holdings, Ltd. (f)	268,226
36,100	Banco Latinoamericano de Exportaciones SA (f)	338,257
301,160	Bancorp, Inc./DE (a)	1,270,895
101,100	Bank of America Corp. (f)(j)	689,502
162,582	Bank Of New York Mellon Corp. (f)(j)	4,592,942
16,600	Bank of the Ozarks, Inc. (f)	383,128
45,000	Barclays PLC, ADR	382,500
25,600	BB&T Corp. (f)	433,152
95	Berkshire Hathaway, Inc., Class A (a)(f)	8,236,500
10,700	Capitol Federal Financial (f)	404,567
39,100	Charles Schwab Corp. (f)	606,050
9,900	Chubb Corp. (f)	418,968
7,482	CME Group, Inc.	1,843,490
9,900	Credicorp, Ltd. (f)	463,716

See Notes to Financial Statements.	9	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2009

Shares	Security Description	Value
15,478	Deutsche Boerse AG	$935,665
80,000	Entertainment Properties Trust	1,260,800
3,700	Everest Re Group, Ltd. (f)	261,960
470	Fairfax Financial Holdings, Ltd.	122,435
19,300	Federated Investors, Inc., Class B (f)	429,618
34,725	First Marblehead Corp. (a)(f)	44,795
53,500	First Midwest Bancorp, Inc. (f)	459,565
38,530	Franklin Resources, Inc.	2,075,611
3,700	Greenhill & Co., Inc.	273,245
3,800	Hanover Insurance Group, Inc. (f)	109,516
24,300	Hartford Financial Services Group, Inc. (f)	190,755
3,780	HDFC Bank, Ltd., ADR	230,315
136,700	Hong Kong Exchanges and Clearing, Ltd.	1,291,054
61,900	Horace Mann Educators Corp. (f)	518,103
43,700	Hudson City Bancorp, Inc. (f)	510,853
35,933	Icahn Enterprises LP (a)	934,258
10,350	ICICI Bank, Ltd., ADR	137,551
12,700	Infinity Property & Casualty Corp. (f)	430,911
27,275	IntercontinentalExchange, Inc. (a)(f)	2,031,169
7,900	Investment Technology Group, Inc. (a)(f)	201,608
64,499	LaBranche & Co., Inc. (a)	241,226
15,250	Life Partners Holdings, Inc. (f)	260,165
9,625	Marsh & McLennan Cos., Inc.	194,906
60,020	Nasdaq OMX Group (a)	1,175,192
10,275	Nationwide Health Properties, Inc.	228,002
35,900	NewAlliance Bancshares, Inc. (f)	421,466
26,060	Northern Trust Corp. (f)	1,558,909
80,967	NYSE Euronext (f)	1,449,309
35,600	optionsXpress Holdings, Inc. (f)	404,772
25,800	Oriental Financial Group (f)	125,904
8,200	Park National Corp. (f)	457,150
17,400	Platinum Underwriters Holdings, Ltd. (f)	493,464
142,070	PrivateBancorp, Inc. (f)	2,054,332
22,450	Progressive Corp. (a)	301,728
26,100	Provident Financial Services, Inc. (f)	282,141
171,220	Resource America, Inc., Class A	683,168
9,700	RLI Corp. (f)	486,940
10,400	Signature Bank/New York NY (a)(f)	293,592
190,900	Singapore Exchange, Ltd.	640,120
22,300	St. Joe Co. (a)(f)	373,302
33,665	State Street Corp.	1,036,209
14,400	SWS Group, Inc. (f)	223,632
26,600	TradeStation Group, Inc. (a)(f)	175,560
5,100	Travelers Companies, Inc. (f)	207,264
50,690	UBS AG (a)(f)	478,007
149,695	UDR, Inc.	1,288,874
322,258	Urbana Corporation — Non Voting A (a)	414,069
86,990	US Global Investors, Inc., Class A	423,642
358,000	Value Partners Group, Ltd.	98,846
19,900	Ventas, Inc. (f)	449,939
205,000	Wells Fargo & Co. (f)	2,919,200
12,800	Westamerica Bancorp. (f)	583,168
26,900	Whitney Holding Corp. (f)	308,005
15,600	WR Berkley Corp. (f)	351,780
12,100	WSFS Financial Corp. (f)	270,556

		64,612,224

Shares	Security Description	Value
Health Care - 1.8%
19,400	Aetna, Inc. (f)	$472,002
5,894	Baxter International, Inc. (f)	301,891
45,000	Beckman Coulter, Inc.	2,295,450
6,300	Cardinal Health, Inc. (f)	198,324
9,700	CR Bard, Inc. (f)	773,284
5,100	Endo Pharmaceuticals Holdings, Inc. (a)(f)	90,168
16,400	Express Scripts, Inc. (a)(f)	757,188
15,700	Forest Laboratories, Inc. (a)(f)	344,772
2,500	Haemonetics Corp. (a)(f)	137,700
6,389	Henry Schein, Inc. (a)(f)	255,624
19,000	Lincare Holdings, Inc. (a)(f)	414,200
9,825	Medco Health Solutions, Inc. (a)	406,166
70,000	Pfizer, Inc.	953,400
36,425	Quest Diagnostics, Inc. (f)	1,729,459
118,750	UnitedHealth Group, Inc. (f)(j)	2,485,438
29,900	Valeant Pharmaceuticals International (a)(f)	531,921
20,700	Vertex Pharmaceuticals, Inc. (a)(f)	594,711
51,600	WellPoint, Inc. (a)(f)	1,959,252

		14,700,950

Industrials - 5.2%
44,000	3M Co. (f)	2,187,680
25,600	Ametek, Inc. (f)	800,512
42,500	Apogee Enterprises, Inc. (f)	466,650
2,818,000	Beijing Capital International Airport Co., Ltd., Class H	1,254,367
107,700	Boeing Co. (f)	3,831,966
50,000	Brink’s Co.	1,323,000
43,270	Burlington Northern Santa Fe Corp. (f)	2,602,689
302,625	Cemex SAB de C.V., ADR (a)(f)	1,891,406
13,100	Coherent, Inc. (a)(f)	225,975
19,000	Cooper Industries Ltd., Class A (f)	491,340
3,800	Crane Co. (f)	64,144
41,900	Crown Holdings, Inc. (a)(f)	952,387
41,900	CSX Corp. (f)	1,083,115
21,800	Diana Shipping, Inc. (f)	257,022
8,300	Dionex Corp. (a)(f)	392,175
29,600	Dolby Laboratories, Inc., Class A (a)(f)	1,009,656
22,400	Donaldson Co., Inc. (f)	601,216
41,000	Emerson Electric Co. (f)	1,171,780
11,700	Energizer Holdings, Inc. (a)(f)	581,373
17,200	EnPro Industries, Inc. (a)(f)	294,120
20,100	Frontline, Ltd. (f)	349,539
12,600	Gardner Denver, Inc. (a)(f)	273,924
12,900	Garmin, Ltd. (f)	273,609
8,000	Goodrich Corp. (f)	303,120
38,300	Graco, Inc. (f)	653,781
12,374	Guangshen Railway Co. Ltd., ADR	200,582
19,900	Harsco Corp. (f)	441,183
27,000	Herbalife, Ltd. (f)	404,460

See Notes to Financial Statements.	10	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2009

Shares	Security Description	Value
29,300	JB Hunt Transport Services, Inc. (f)	$706,423
26,200	Joy Global, Inc. (f)	558,060
347	Kansas City Southern (a)(f)	4,410
57,000	Kennametal, Inc. (f)	923,970
88,500	Lancaster Colony Corp. (f)	3,670,980
25,500	Landstar System, Inc. (f)	853,485
11,600	Lennox International, Inc. (f)	306,936
16,500	Lincoln Electric Holdings, Inc. (f)	522,885
3,555	Lockheed Martin Corp. (f)	245,402
6,100	Martin Marietta Materials, Inc. (f)	483,730
18,380	Norfolk Southern Corp.	620,325
14,500	Northrop Grumman Corp. (f)	632,780
13,800	Overseas Shipholding Group, Inc. (f)	312,846
1,950	Parker Hannifin Corp. (f)	66,261
13,400	Rofin-Sinar Technologies, Inc. (a)(f)	216,008
95,000	Sonoco Products Co.	1,993,100
7,461	Stericycle, Inc. (a)(f)	356,113
893,000	Tianjin Port Development Holdings, Ltd.	221,216
8,200	Tidewater, Inc. (f)	304,466
17,700	Tsakos Energy Navigation, Ltd. (f)	249,393
12,000	TYCO International, Ltd. (f)	234,720
27,386	Union Pacific Corp. (f)	1,125,838
48,550	United Parcel Service, Inc., Class B (f)(j)	2,389,631
205,540	USG Corp. (a)(f)	1,564,159
9,400	Varian, Inc. (a)(f)	223,156
4,300	Zebra Technologies Corp., Class A (a)(f)	81,786

		43,250,850

Information Technology - 3.3%
39,000	Adobe Systems, Inc. (a)(f)	834,210
18,800	Advent Software, Inc. (a)(f)	626,228
36,900	Altera Corp. (f)	647,595
85,600	Automatic Data Processing, Inc. (f)	3,009,696
23,900	BMC Software, Inc. (a)(f)	788,700
72,070	Broadridge Financial Solutions, Inc.	1,341,223
120,000	Dell, Inc. (a)	1,137,600
31,800	DST Systems, Inc. (a)(f)	1,100,916
3,200	Dun & Bradstreet Corp. (f)	246,400
49,900	Emulex Corp. (a)(f)	250,997
19,900	Fair Isaac Corp. (f)	279,993
29,300	Fidelity National Information Services, Inc. (f)	533,260
26,900	Global Payments, Inc. (f)	898,729
8,058	Hewlett-Packard Co. (f)	258,339
3,391	International Business Machines Corp. (f)	328,554
140,000	Jack Henry & Associates, Inc.	2,284,800
346,025	Microsoft Corp. (f)	6,356,479
3,400	MicroStrategy, Inc., Class A (a)(f)	116,246
34,022	MSCI, Inc., Class A (a)	575,312
21,675	Oracle Corp. (a)(f)	391,667
18,800	Progress Software Corp. (a)(f)	326,368
41,460	Scientific Learning Corp. (a)(f)	74,628
111,400	SEI Investments Co. (f)	1,360,194

Shares	Security Description	Value
13,000	Silicon Laboratories, Inc. (a)(f)	$343,200
12,800	Sybase, Inc. (a)(f)	387,712
9,900	Synaptics, Inc. (a)(f)	264,924
21,800	Texas Instruments, Inc. (a)(f)	359,918
23,400	Vmware, Inc., Class A (a)(f)	552,708
35,200	Western Digital Corp. (a)(f)	680,768
42,900	Xilinx, Inc. (f)	821,964
35,100	Zoran Corp. (a)(f)	308,880

		27,488,208

Materials - 1.8%
23,300	Allegheny Technologies, Inc. (f)	510,969
86,362	Anglo American PLC, ADR	736,668
20,690	BHP Billiton, Ltd., ADR	922,774
11,100	Carpenter Technology Corp. (f)	156,732
25,400	Cytec Industries, Inc. (f)	381,508
7,900	Dow Chemical Co. (f)	66,597
42,240	Franco-Nevada Corp.	911,939
31,324	Freeport-McMoRan Copper & Gold, Inc., Class B	1,193,758
21,400	Innospec, Inc. (f)	80,678
75,000	International Flavors & Fragrances, Inc.	2,284,500
14,500	Itron, Inc. (a)(f)	686,575
14,800	Lubrizol Corp. (f)	503,348
7,100	Minerals Technologies, Inc. (f)	227,555
13,800	Nucor Corp. (f)	526,746
18,500	Plum Creek Timber Co., Inc. (f)	537,795
10,520	Potash Corp. of Saskatchewan, Inc.	850,121
13,450	Praxair, Inc. (f)	905,050
8,736	Rio Tinto PLC, ADR	1,171,148
14,200	Schnitzer Steel Industries, Inc., Class A (f)	445,738
14,500	Schulman A, Inc. (f)	196,475
8,300	Sherwin-Williams Co. (f)	431,351
21,000	Sigma-Aldrich Corp. (f)	793,590
11,700	Southern Copper Corp. (f)	203,814
2,000	United States Steel Corp. (f)	42,260

		14,767,689

Telecommunication Services - 4.8%
4,700	Adtran, Inc. (f)	76,187
27,600	American Tower Corp., Class A (a)(f)	839,868
10,800	Blue Nile, Inc. (a)(f)	325,620
37,800	Cablevision Systems Corp., Class A (f)	489,132
46,100	Comcast Corp., Special Class A (f)	593,307
75,500	CVS/Caremark Corp. (f)	2,075,495
57,200	DIRECTV Group, Inc. (a)(f)	1,303,588
105,000	DISH Network Corp., Class A (a)	1,166,550
65,100	Earthlink, Inc. (a)(f)	427,707
446,400	eBay, Inc. (a)(f)	5,606,784
9,700	Equinix, Inc. (a)(f)	544,655
17,100	Factset Research Systems, Inc. (f)	854,829
10,800	j2 Global Communications, Inc. (a)(f)	236,412
20,700	John Wiley & Sons, Inc., Class A (f)	616,446
16,100	Leap Wireless International, Inc. (a)(f)	561,407

See Notes to Financial Statements.	11	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2009

Shares	Security Description	Value
39,600	Liberty Entertainment (a)(f)	$790,020
5,000	Liberty Global, Inc., Class A (a)(f)	72,800
1,030,000	Liberty Media Corp. — Interactive, Class A (a)	2,987,000
46,700	LoopNet, Inc. (a)(f)	283,936
10,800	McGraw-Hill Cos., Inc. (f)	246,996
33,500	MetroPCS Communications, Inc. (a)(f)	572,180
18,900	NetFlix, Inc. (a)(f)	811,188
28,000	NeuStar, Inc., Class A (a)(f)	469,000
975,000	News Corp., Class A	6,454,500
4,900	Qualcomm, Inc.	190,659
22,900	S1 Corp. (a)(f)	117,935
11,000	Shaw Communications, Inc., Class B (f)	166,650
16,950	Sohu.com, Inc. (a)(f)	700,204
110,000	Sprint Nextel Corp. (a)	392,700
17,200	Symantec Corp. (a)(f)	256,968
54,600	TIBCO Software, Inc. (a)(f)	320,502
39,000	Valueclick, Inc. (a)(f)	331,890
393,000	Viacom, Inc., Class B (a)	6,830,340
107,750	Walt Disney Co. (f)	1,956,740

		39,670,195

Utilities - 1.1%
19,100	Alliant Energy Corp. (f)	471,579
4,100	Ameren Corp. (f)	95,079
25,700	Aqua America, Inc. (f)	514,000
115,000	Atmos Energy Corp.	2,658,800
124,212	Calpine Corp. (a)	845,884
38,600	Centerpoint Energy, Inc. (f)	402,598
24,500	Cleco Corp. (f)	531,405
9,600	DTE Energy Co. (f)	265,920
176,000	Dynegy, Inc., Class A (a)	248,160
9,600	Edison International (f)	276,576
30,000	El Paso Electric Co. (a)(f)	422,700
14,500	Energen Corp. (f)	422,385
3,100	Entergy Corp. (f)	211,079
2,600	FirstEnergy Corp. (f)	100,360
12,981	Mirant Corp. (a)	147,983
19,400	National Fuel Gas Co. (f)	594,998
11,940	NRG Energy, Inc. (a)	210,144
6,800	NV Energy, Inc. (f)	63,852
12,800	Public Service Enterprise Group, Inc. (f)(h)	377,216
38,679	Reliant Energy, Inc. (a)	123,386
7,800	Sempra Energy (f)	360,672

		9,344,776

Total Common Stocks (Cost $449,335,961)		342,857,643

Shares	Security Description	Rate	Value
Convertible Preferred Stock - 2.3%
Consumer Discretionary - 0.0%
509	Blockbuster, Inc. (f)	7.50	$66,297

Consumer Staples - 0.3%
12,702	Archer-Daniels-Midland Co. (f)	6.25	466,544
6,339	Autoliv, Inc. (a)(f)	8.00	181,169
16,721	Bunge, Ltd. (f)	4.88	1,281,247
6,341	Johnson Controls, Inc. (a)(f)	11.50	403,858
660	Universal Corp./Richmond, VA (f)	6.75	475,365

			2,808,183

Financials - 1.0%
36,442	Affiliated Managers Group, Inc. (f)	5.10	778,948
52,120	Alexandria Real Estate Equities, Inc. (f)	7.00	599,380
70,000	American International Group, Inc. (c)	7.70	226,100
16,102	American International Group, Inc. (f)	8.50	86,951
25,500	BAC Capital Trust	6.88	292,995
1,792	Bank of America Corp. (f)	7.25	730,688
37,608	CIT Group, Inc. (f)	8.75	684,466
14,467	Federal National Mortgage Association (a)	5.13	9,982
83,000	Federal National Mortgage Association (a)	5.38	118,690
600	Federal National Mortgage Association (a)(c)	4.59	510
20,354	Fifth Third Bancorp (f)	8.50	838,585
11,464	KeyCorp (f)	7.75	820,020
22,821	Legg Mason, Inc. (f)	7.00	415,342
62,023	SLM Corp.	6.97	1,333,494
3,066	SLM Corp. (f)	7.25	925,165
933	Wells Fargo & Co. (f)	7.50	446,898

			8,308,214

Health Care - 0.4%
70	Healthsouth Corp. (b)(f)	6.50	29,942
1,401	Healthsouth Corp. (f)	6.50	599,278
6,172	Inverness Medical Innovations, Inc. (a)(f)	3.00	1,031,835
1,543	Mylan, Inc. (f)	6.50	1,315,315
15,672	Omnicare, Inc. (f)	4.00	523,053

			3,499,423

Industrials - 0.1%
1,475	Kansas City Southern (f)	5.13	862,875

Telecommunication Services - 0.5%
9,789	Crown Castle International (f)	6.25	425,821
323	Interpublic Group of Cos., Inc. (b)(f)	5.25	129,684
8,005	Interpublic Group of Cos., Inc. (f)	5.25	3,214,007

			3,769,512

Total Convertible Preferred Stock (Cost $25,696,930)			19,314,504

Total Equity Securities (Cost $475,032,891)			362,172,147

See Notes to Financial Statements.	12	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2009

Principal	Security Description	Rate	Maturity Date	Value
Fixed-Income Securities - 33.6%
Asset Backed Obligations - 7.6%
$233,533	Adjustable Rate Mortgage Trust (c)(f)	5.43	11/25/35	$153,862
525,634	Adjustable Rate Mortgage Trust (c)(g)	5.66	03/25/36	215,510
276,487	Alliance Bancorp Trust (c)(f)	0.76	07/25/37	99,005
990,000	American Home Mortgage Assets Series 2007-4 A2 (c)	0.71	08/25/37	294,240
1,130,000	Asset Backed Funding Certificates Series 2006-HE1 A2D (c)	0.74	01/25/37	263,500
390,000	Asset Backed Funding Certificates Series 2006-HE1 M2 (c)	0.80	01/25/37	2,676
1,875,000	Asset Backed Funding Certificates Series 2006-NC1 M2 (b)(c)	1.77	05/25/37	139,556
1,350,000	Asset Backed Funding Certificates Series 2006-OPT2 A3D (c)	0.74	10/25/36	279,532
1,500,000	Asset Backed Funding Certificates Series 2007-WMC1 A2B (c)	1.52	06/25/37	397,421
690,693	Banc of America Funding Corp	7.00	10/25/37	356,835
110,000	Bayview Financial Acquisition Trust, Series 2005-D AF3 (c)	5.50	12/28/35	78,822
315,659	Bear Stearns Alt-A Trust	5.81	03/25/36	121,741
351,536	Bear Stearns Asset Backed Securities Trust	1.77	08/25/37	195,267
1,500,000	BNC Mortgage Loan Trust (c)	0.65	07/25/37	441,883
740,676	BNC Mortgage Loan Trust, Series 2007-4 A3A (c)	0.77	11/25/37	508,868
1,300,000	Centex Home Equity (c)	0.77	06/25/36	535,890
824,100	Centex Home Equity, Series 2005-C AF6	4.64	06/25/35	603,838
171,219	Chase Mortgage Finance Corp., Series 2005-A1 1A1 (c)(f)	5.41	12/25/35	126,963
125,000	Chase Mortgage Finance Corp., Series 2005-A1 2A3 (c)(f)	5.24	12/25/35	64,089
1,200,000	Citicorp Residential Mortgage Securities, Inc.	6.04	09/25/36	660,528

Principal	Security Description	Rate	Maturity Date	Value
$1,400,000	Citicorp Residential Mortgage Securities, Inc. (f)	6.05	03/25/37	$741,778
75,000	Citigroup Commercial Mortgage Trust (c)	5.70	12/10/49	51,760
111,816	Citigroup Mortgage Loan Trust, Inc.	0.58	05/25/37	78,137
285,000	Citigroup Mortgage Loan Trust, Inc. (c)	1.82	07/25/37	137,573
1,285,000	Citigroup Mortgage Loan Trust, Inc. (c)	0.72	01/25/37	527,940
1,500,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-AHL2 A3C (c)	0.79	05/25/37	310,349
1,300,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-AHL3 A3B (c)	0.69	07/25/45	480,858
13,117	Citigroup Mortgage Loan Trust, Inc., Series 2005-WFI A2 (c)	4.49	02/25/35	11,884
415,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC2 M1 (c)	0.79	01/25/37	6,351
195,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC2 M2 (c)	0.81	01/25/37	1,890
800,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2 A3 (c)	0.70	03/25/37	352,776
1,250,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2 M1 (c)	0.92	03/25/37	175,369
925,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH3 A2 (c)	0.68	06/25/37	511,270
1,000,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH3 M2 (c)	0.79	06/25/37	108,074
1,000,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4 A2B (c)	1.57	07/25/37	411,177
160,000	Citigroup/Deutsche Bank Commercial Mortgage Trust (c)	5.89	11/15/44	115,028
116,274	Citimortgage Alternative Loan Trust (c)	5.75	04/25/37	82,958
390,000	Commercial Mortgage Loan Trust	6.22	12/10/49	229,746
1,250,000	Conseco Finance, Series 2002-C BF1 (c)	8.00	06/15/32	1,104,220
100,000	Continental Airlines, Inc. (f)	5.98	04/19/22	74,500

See Notes to Financial Statements.	13	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2009

Principal	Security Description	Rate	Maturity Date	Value
$52,628	Continental Airlines, Inc.	7.46	04/01/15	$36,840
120,659	Countrywide Alternative Loan Trust	5.50	11/25/35	67,536
94,857	Countrywide Alternative Loan Trust	5.25	05/25/21	49,827
89,679	Countrywide Alternative Loan Trust, Series 2004-J10 4CB1 (f)	6.50	10/25/34	76,664
309,454	Countrywide Alternative Loan Trust, Series 2005-43 4A1 (c)(f)	5.66	10/25/35	160,709
1,547,964	Countrywide Alternative Loan Trust, Series 2006-OA2 X1P (c)	0.00	05/20/46	15,480
869,519	Countrywide Alternative Loan Trust, Series 2006-OA22 A1 (c)	0.68	02/25/47	332,609
1,027,000	Countrywide Alternative Loan Trust, Series 2007-7 2A2 (c)	0.68	10/25/47	638,628
1,740,000	Countrywide Asset Backed Certificates, Series 2007-10 2A2 (c)	0.64	06/25/47	1,342,599
721,783	Countrywide Asset-Backed Certificates	1.42	10/25/47	463,982
158,833	Countrywide Asset-Backed Certificates	0.58	06/25/47	133,671
1,226,748	Countrywide Home Loan Mortgage Pass Through Trust (c)	5.63	06/25/47	615,151
618,140	Countrywide Home Loan Mortgage Pass Through Trust (c)	5.98	06/25/47	334,328
38,633	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR24 2A4 (c)(f)	4.66	10/25/33	30,301
200,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5 A3 (c)	5.10	08/15/38	164,145
420,963	Credit Suisse Mortgage Capital Certificates	6.00	10/25/21	239,581
1,502,178	Credit Suisse Mortgage Capital Certificates (c)	1.12	07/25/36	784,629
1,600,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB8 M2 (c)	0.82	10/25/36	28,858

Principal	Security Description	Rate	Maturity Date	Value
$564,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB9 A2 (c)	0.63	11/25/36	$327,408
845,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2006-CB9 A4 (c)	0.75	11/25/36	184,021
1,563,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2007-CB4 M1 (c)	0.84	04/25/37	46,258
1,500,000	Credit-Based Asset Servicing and Securitization, LLC, Series 2007-CB5 A3 (c)	0.77	04/25/37	278,918
500,000	CW Capital Cobalt, Ltd., Series 2007-C3 AJ (c)	6.02	05/15/46	117,600
1,438,606	Deutsche ALT-A Securities, Inc. Alternate Loan Trust (c)	2.59	04/25/47	573,050
1,447,199	Deutsche ALT-A Securities, Inc. Alternate Loan Trust (c)	0.68	01/25/47	284,370
77,935	Equity One ABS, Inc., Series 2002-4 M1 (c)	5.22	02/25/33	41,852
6,479,438	FINOVA Group, Inc. (d)	7.50	11/15/09	550,752
700,000	First Franklin Mortgage Loan Asset Backed Certificates (c)	0.67	08/25/36	184,625
2,500,000	First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF18 M1 (c)(f)	0.75	12/25/37	23,981
930,000	First Franklin Mortgage Loan Asset Backed Certificates, Series 2007-FF1 A2C (c)	0.66	01/25/38	248,859
1,371,837	First Horizon Alternative Mortgage Securities (c)	4.75	05/25/35	612,937
963,297	First Horizon Alternative Mortgage Securities (c)	6.12	05/25/36	431,298
243,197	First Horizon Alternative Mortgage Securities (c)	0.89	02/25/37	109,339
200,000	General Electric Capital Commercial Mortgage Corp., Series 2006-C1 (c)	5.52	03/10/44	158,051
300,000	GMAC Commercial Mortgage Securities, Inc., Series 2002-C2 A3	5.71	10/15/38	290,399

See Notes to Financial Statements.	14	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2009

Principal	Security Description	Rate	Maturity Date	Value
$15,721,424	Government National Mortgage Association, Series 2007-78 SG (c)	6.09	12/20/37	$1,026,507
581,607	Green Tree Home Improvement Loan Trust, Series 1997-D HEB1	7.41	09/15/28	527,198
1,500,000	GSAA Home Equity Trust Series 2006-9 A4A (c)	0.76	06/25/36	195,903
1,650,000	GSAA Home Equity Trust Series 2007-5 2A3A (c)	0.84	04/25/47	286,741
2,503,163	GSAA Trust (c)	0.62	03/25/47	391,864
1,630,000	GSAA Trust (c)	4.75	05/25/35	766,707
1,092,000	GSAA Trust (c)	5.07	09/25/35	812,331
1,839,680	GSAMP Trust Series 2006-FM3 A2D (c)	0.75	11/25/36	447,058
1,950,000	GSR Mortgage Loan Trust (c)	3.91	08/25/34	992,369
263,126	Harborview Mortgage Loan Trust Series	6.43	06/19/36	129,525
24,242	Harborview Mortgage Loan Trust, Series 2004-8 2A4A (c)	0.85	11/19/34	12,104
611,338	Harborview Mortgage Loan Trust, Series 2006-1 X1 (c)	3.48	03/19/36	10,412
800,000	HFC Home Equity Loan Asset Backed Certificates	0.60	03/20/36	463,988
1,000,000	HFC Home Equity Loan Asset Backed Certificates (c)	0.82	07/20/36	178,935
900,000	HFC Home Equity Loan Asset Backed Certificates, Series 2006-3 A4 (c)	0.69	03/20/36	339,140
600,000	HFC Home Equity Loan Asset Backed Certificates, Series 2007-1 M1 (c)	0.83	03/20/36	149,533
700,000	HFC Home Equity Loan Asset Backed Certificates, Series 2007-1 M2 (c)	0.93	03/20/36	138,595
1,300,000	HFC Home Equity Loan Asset Backed Certificates, Series 2007-2 M1 (c)	0.76	07/20/36	291,504
852,987	HFC Home Equity Loan Asset Backed Certificates, Series 2007-3 APT (c)	1.65	11/20/36	571,368

Principal	Security Description	Rate	Maturity Date	Value
$157,409	Indymac INDA Mortgage Loan Trust (c)	5.91	08/25/36	$99,867
1,704,315	Indymac Index Mortgage Loan Trust	6.19	08/25/36	707,284
144,117	Indymac Index Mortgage Loan Trust (c)	6.15	09/25/36	58,531
450,000	Indymac Index Mortgage Loan Trust (c)	5.58	12/25/35	140,347
1,053,931	Indymac Index Mortgage Loan Trust (c)	0.95	09/25/34	525,522
1,245,700	Indymac Index Mortgage Loan Trust (c)	6.07	05/25/37	578,669
1,350,000	Indymac Residential Asset Backed Trust (c)	0.84	04/25/47	366,629
1,240,000	JP Morgan Alternative Loan Trust (c)	6.05	11/25/36	420,619
655,135	JP Morgan Alternative Loan Trust, Series 2007-A2 12A2 (c)	0.62	06/25/37	508,031
950,000	JP Morgan Chase Commercial Mortgage Securities Corp.	5.42	01/15/49	644,980
850,000	JP Morgan Chase Commercial Mortgage Securities Corp. (c)	5.88	02/15/51	603,621
54,000	JP Morgan Chase Commercial Mortgage Securities Corp.	6.26	02/15/51	22,032
225,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C3 A4	4.66	01/15/42	196,179
400,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19 AJ (c)	5.94	02/12/49	94,798
200,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11 AJ (c)	6.00	06/15/49	47,315
454,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12 AJ (c)	6.26	02/15/51	109,006
1,000,000	JP Morgan Mortgage Acquisition Corp., Series 2007-CH3 A4 (c)(f)	0.73	03/25/37	324,970
900,000	JP Morgan Mortgage Acquisition Corp., Series 2007-HE1 AV4 (c)	0.80	03/25/47	171,905
1,387,499	JP Morgan Mortgage Trust (c)(f)	5.43	08/25/35	1,148,000

See Notes to Financial Statements.	15	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2009

Principal	Security Description	Rate	Maturity Date	Value
$1,324,692	JP Morgan Mortgage Trust (f)	6.00	08/25/37	$791,663
120,000	JP Morgan Mortgage Trust, Series 2005-A3 11A2 (c)(f)	4.50	06/25/35	72,689
200,000	JP Morgan Mortgage Trust, Series 2006-A2 2A2 (c)(f)	5.75	04/25/36	103,890
330,000	LB-UBS Commercial Mortgage Trust, Series 2003-C8 A4 (c)	5.12	11/15/32	293,878
42,393,248	Lehman ABS Manufactured Housing Contract, Series 2001-B AIOC (c)	0.55	05/15/41	376,986
2,059,577	Lehman XS Trust (c)	0.64	08/25/36	681,062
1,218,506	Lehman XS Trust (c)	1.37	09/25/47	444,414
2,250,000	Lehman XS Trust, Series 2007-12N 1A3A (c)	0.72	07/25/47	272,272
1,700,000	Master Adjustable Rate Mortgages Trust (c)(f)	3.79	11/21/34	919,499
885,000	Master Asset Backed Securities Trust (c)	0.73	05/25/37	295,005
750,000	Master Asset Backed Securities Trust, Series 2006-AM3 A4 (c)	0.76	10/25/36	209,527
39,922	Master Seasoned Securities Trust, Series 2004-1 4A1 (c)	5.01	10/25/32	32,532
1,300,000	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-1 A2C (c)	0.77	04/25/37	376,658
154,900	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3 A2C (c)	0.70	06/25/37	37,938
2,000,000	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3 A2D (c)	0.77	06/25/37	399,971
1,500,000	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4 2A4 (c)	0.77	07/25/37	334,956
143,000	Merrill Lynch Mortgage Trust, Series 2007-C1 AJ (c)	6.02	06/12/50	33,813
1,150,000	Merrill Lynch/Countrywide Commercial Mortgage Trust (c)	5.17	12/12/49	671,987
890,000	Morgan Stanley Capital I	5.16	10/12/52	609,040

Principal	Security Description	Rate	Maturity Date	Value
$89,503	Morgan Stanley Dean Witter Capital I, Series 2000-LIFE A2 (c)	7.57	11/15/36	$90,239
700,000	Morgan Stanley Mortgage Loan Trust (c)	5.96	06/25/36	397,406
165,000	Nationstar Home Equity Loan Trust (c)	0.69	09/25/36	78,868
2,300,000	Nationstar Home Equity Loan Trust, Series 2007-A AV3 (c)	0.67	03/25/37	928,625
980,000	Nationstar Home Equity Loan Trust, Series 2007-C 2AV2 (c)	0.65	06/25/37	582,078
1,100,000	Newcastle Mortgage Securities Trust, Series 2007-1 2A4 (c)	0.86	04/25/37	306,352
100,000	Northwest Airlines, Inc. (f)	6.84	04/01/11	90,000
873,911	Opteum Mortgage Acceptance Corp. (c)	5.64	12/25/35	543,996
1,300,000	Opteum Mortgage Acceptance Corp., Series 2006-2 A1C (c)	0.79	07/25/36	249,287
800,000	Option One Mortgage Loan Trust, Series 2007-4 2A4 (c)	0.83	04/25/37	155,747
750,000	Option One Mortgage Loan Trust, Series 2007-5 2A4 (c)	0.82	05/25/37	152,179
750,000	Option One Mortgage Loan Trust, Series 2007-6 2A4 (c)	0.77	07/25/37	178,149
1,020,000	Popular ABS Mortgage Pass-Through Trust	6.09	01/25/36	459,372
1,745,000	Popular ABS Mortgage Pass-Through Trust (c)	0.83	06/25/47	519,006
786,073	Residential Accredit Loans, Inc.	6.00	06/25/36	338,328
742,720	Residential Accredit Loans, Inc.	6.00	06/25/37	583,893
1,062,178	Residential Accredit Loans, Inc. (c)	0.92	10/25/45	429,502
807,937	Residential Accredit Loans, Inc.	5.75	09/25/36	552,232
783,166	Residential Accredit Loans, Inc. (c)	5.75	12/25/35	330,936
1,035,816	Residential Accredit Loans, Inc. (c)	2.63	01/25/46	422,235
655,288	Residential Asset Mortgage Products, Inc., Series 2004-SL3 A4	8.50	12/25/31	437,419

See Notes to Financial Statements.	16	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2009

Principal	Security Description	Rate	Maturity Date	Value
$350,000	Salomon Brothers Mortgage Securities VII, Inc., Series 2002-KEY2 A3	4.87	03/18/36	$329,455
1,365,000	Saxon Asset Securities Trust, Series 2007-1 A2C (c)	0.67	01/25/47	524,228
1,200,000	Securitized Asset Backed Receivables LLC Trust, Series 2007-NC2 A2B (c)	0.66	01/25/37	431,359
1,350,000	Soundview Home Equity Loan Trust (c)	0.76	07/25/36	318,866
1,075,000	Soundview Home Equity Loan Trust (c)	0.67	06/25/37	435,496
1,200,000	Soundview Home Equity Loan Trust, Series 2007-NS1 A4 (c)	0.82	01/25/37	325,585
686,075	Soundview Home Equity Loan Trust, Series 2006-EQ1 A2 (c)	0.63	10/25/36	571,131
1,130,000	Soundview Home Equity Loan Trust, Series 2006-EQ1 A3 (c)	0.68	10/25/36	483,252
1,300,000	Soundview Home Equity Loan Trust, Series 2006-EQ1 A4 (c)	0.77	10/25/36	252,456
1,200,000	Soundview Home Equity Loan Trust, Series 2006-EQ2 A4 (c)	0.76	01/25/37	228,344
1,200,000	Soundview Home Equity Loan Trust, Series 2006-OPT1 2A4 (c)	0.79	03/25/36	350,729
1,550,000	Soundview Home Equity Loan Trust, Series 2007-OPT2 2A4 (c)	0.77	07/25/37	425,608
120,000	Soundview Home Equity Loan Trust, Series 2007-OPT2 M2 (c)	0.79	07/25/37	9,716
500,000	Soundview Home Equity Loan Trust, Series 2007-OPT5 M2 (b)(c)	2.67	10/25/37	40,858
2,000,000	Soundview Home Equity Loan Trust, Series 2007-WMC1 3A3 (c)	0.78	02/25/37	498,829
808,805	Structured Adjustable Rate Mortgage Loan Trust	5.62	02/25/36	454,225
667,967	Structured Asset Mortgage Investments Inc, Series 2007-AR3 2A1 (c)	0.71	09/25/47	231,830
946,043	Structured Asset Mortgage Investments, Inc. (c)	3.13	08/25/47	351,941

Principal	Security Description	Rate	Maturity Date	Value
$200,000	Structured Asset Securities Corp. (c)	0.66	05/25/47	$81,006
425,784	UAL Pass Through Trust Series 2000-2 (f)	7.19	04/01/11	413,011
675,000	United Air Lines, Inc. (d)	6.93	09/01/11	844,607
330,000	Wachovia Bank Commercial Mortgage Trust, Series 2003-C6 A4 (c)	5.13	08/15/35	289,596
362,935	WaMu Mortgage Pass Through Certificates (c)	5.04	12/25/35	233,575
331,517	WaMu Mortgage Pass Through Certificates (c)	5.58	12/25/36	176,316
2,054,354	WaMu Mortgage Pass Through Certificates (c)	2.33	02/25/47	632,469
1,670,001	WaMu Mortgage Pass Through Certificates (c)	2.44	07/25/47	618,827
670,614	WaMu Mortgage Pass Through Certificates (c)	5.33	03/25/37	370,299
963,825	WaMu Mortgage Pass Through Certificates (c)	5.49	04/25/37	463,460
1,058,129	WaMu Mortgage Pass Through Certificates (c)	2.40	05/25/47	394,726
1,011,778	Washington Mutual Alternative Mortgage Pass-Through Certificates (c)	1.07	05/25/35	558,134
788,186	Washington Mutual Alternative Mortgage Pass-Through Certificates (c)	1.02	06/25/35	475,095
21,189	Washington Mutual Mortgage Pass Through Certificates, Series 2002-AR18 A (c)	4.54	01/25/33	17,506
115,000	Washington Mutual Mortgage Pass Through Certificates, Series 2005-AR16 1-A4A (c)	5.10	12/25/35	75,771
3,443,661	Washington Mutual Mortgage Pass Through Certificates, Series 2006-AR5 X (g)	0.00	06/25/46	7,404
1,500,000	Washington Mutual Mortgage Pass Through Certificates, Series 2007-OC1 A4 (c)	0.84	01/25/47	167,543
1,295,000	Wells Fargo Home Equity Trust, Series 2006-3 A3 (c)	0.73	01/25/37	317,274

Total Asset Backed Obligations (Cost $94,756,069)				62,717,163

See Notes to Financial Statements.	17	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2009

Principal	Security Description	Rate	Maturity Date	Value
Corporate Convertible Bonds - 19.1%
Consumer Discretionary - 0.7%
$1,000,000	Empire Resorts, Inc. (f)	8.00	07/31/14	$305,000
946,000	Iconix Brand Group, Inc. (f)	1.88	06/30/12	617,265
2,409,000	Johnson Controls, Inc. (f)	6.50	09/30/12	3,047,385
79,000	Newell Rubbermaid, Inc. (f)	5.50	03/15/14	87,591
750,000	Saks, Inc.	2.00	03/15/24	279,375
808,000	School Specialty, Inc. (f)	3.75	11/30/26	549,440
642,000	Scientific Games Corp. (f)	0.75	12/01/24	589,035
364,000	Smithfield Foods, Inc. (f)	4.00	06/30/13	255,710

				5,730,801

Consumer Staples - 3.1%
2,000,000	BioMarin Pharmaceutical, Inc. (f)	1.88	04/23/17	1,567,500
1,000,000	BioMarin Pharmaceutical, Inc. (f)	2.50	03/29/13	960,000
5,500,000	CBIZ, Inc. (f)	3.13	06/01/26	4,785,000
428,000	Chemed Corp. (f)	1.88	05/15/14	312,440
2,000,000	Endo Pharmaceuticals Holdings, Inc. (b)(f)	1.75	04/15/15	1,557,500
438,000	Euronet Worldwide, Inc. (f)	3.50	10/15/25	316,455
1,715,000	Hologic, Inc. (f)	2.00	12/15/37	1,179,062
120,000	IR	4.50	04/15/17	142,200
1,000,000	Live Nation, Inc. (b)(f)	2.88	07/15/27	342,500
2,000,000	Live Nation, Inc. (f)	2.88	07/15/27	685,000
1,231,000	Medicis Pharmaceutical Corp. (f)	2.50	06/04/32	980,184
735,000	Millipore Corp. (f)	3.75	06/01/26	685,388
2,000,000	Mylan, Inc. (b)(f)	3.75	09/15/15	2,275,000
768,000	PHH Corp. (b)(f)(g)	4.00	04/15/12	623,526
2,390,000	Quanta Services, Inc. (f)	3.75	04/30/26	2,637,963
1,348,000	SOTHEBY’S (b)	3.13	06/15/13	876,200
665,000	Spartan Stores, Inc. (b)(f)	3.38	05/15/27	399,831
4,735,000	Spartan Stores, Inc. (f)	3.38	05/15/27	2,846,919
80,000	Teradyne	4.50	03/15/14	94,000
2,500,000	Wilson Greatbatch (f)	2.25	06/15/13	1,903,125

				25,169,793

Energy - 0.8%
1,076,000	Alpha Natural Resources (f)	2.38	04/15/15	700,745
2,039,000	Chesapeake Energy Corp. (f)	2.25	12/15/38	1,060,280
755,000	Covanta Holding Corp. (f)	1.00	02/01/27	596,450

Principal	Security Description	Rate	Maturity Date	Value
$816,000	Nabors Industries, Inc. (f)	0.94	05/15/11	$726,240
891,000	Peabody Energy Corp. (f)	4.75	12/15/41	630,382
968,000	Penn Virginia Corp. (f)	4.50	11/15/12	579,590
1,619,000	Pioneer Natural Resources Co. (f)	2.88	01/15/38	1,206,155
1,044,000	Transocean, Inc. (f)	1.50	12/15/37	859,995

				6,359,837

Financials - 0.9%
1,500,000	Americredit Corp.	0.75	09/15/11	667,500
290,000	Boston Properties LP	2.88	02/15/37	227,288
1,030,000	Forest City Enterprises, Inc.	3.63	10/15/11	587,100
2,980,000	Icahn Enterprises LP (b)(c)(g)	4.00	08/15/13	1,566,884
1,450,000	Leucadia National Corp.	3.75	04/15/14	1,227,062
311,000	MF Global, Ltd. (b)(f)	9.00	06/20/38	207,981
1,153,000	SVB Financial Group (b)(f)	3.88	04/15/11	945,460
723,000	Vornado Realty Trust	2.85	04/01/27	545,865
532,000	Washington REIT	3.88	09/15/26	450,205
2,050,000	World Acceptance Corp. (f)	3.00	10/01/11	1,340,188

				7,765,533

Health Care - 4.4%
6,380,000	American Medical Systems Holdings, Inc. (f)	3.25	07/01/36	5,279,450
834,000	AMERIGROUP Corp. (f)	2.00	05/15/12	750,600
700,000	Amylin Pharmaceuticals, Inc. (b)(f)	3.00	06/15/14	423,500
1,120,000	Amylin Pharmaceuticals, Inc. (f)	3.00	06/15/14	677,600
400,000	ATS Medical, Inc. (b)(f)	6.00	10/15/25	330,000
1,850,000	ATS Medical, Inc. (f)	6.00	10/15/25	1,526,250
3,900,000	Cubist Pharmaceuticals, Inc. (f)	2.25	06/15/13	3,124,875
800,000	deCODE genetics, Inc. (d)(f)	3.50	04/15/11	32,000
3,000,000	EPIX Pharmaceuticals, Inc. (f)	3.00	06/15/24	975,000
2,750,000	Incyte Corp. (f)	3.50	02/15/11	1,375,000
3,000,000	Isis Pharmaceuticals, Inc. (f)	2.63	02/15/27	3,453,750
1,863,000	Kinetic Concepts, Inc. (b)(f)	3.25	04/15/15	1,250,539
1,330,000	King Pharmaceuticals, Inc. (f)	1.25	04/01/26	929,338

See Notes to Financial Statements.	18	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2009

Principal	Security Description	Rate	Maturity Date	Value
$1,738,000	LifePoint Hospitals, Inc. (f)	3.50	05/15/14	$1,242,670
4,834,000	Molina Healthcare, Inc. (f)	3.75	10/01/14	3,311,290
2,500,000	NovaMed, Inc. (f)	1.00	06/15/12	1,071,875
392,000	OSI Pharmaceuticals, Inc. (b)(f)	3.00	01/15/38	349,860
907,000	OSI Pharmaceuticals, Inc. (f)	3.00	01/15/38	809,498
3,000,000	PSS World Medical, Inc. (b)(f)	3.13	08/01/14	2,595,000
2,175,000	SonoSite, Inc. (f)	3.75	07/15/14	1,867,781
4,750,000	Viropharma, Inc. (f)	2.00	03/15/17	2,398,750
1,073,000	West Pharmaceutical Services, Inc. (f)	4.00	03/15/47	708,180
2,899,000	Wright Medical Group, Inc. (f)	2.63	12/01/14	1,960,449

				36,443,255

Industrials - 1.9%
2,500,000	AAR Corp. (f)	1.75	02/01/26	1,818,750
348,000	Barnes Group, Inc. (b)(f)	3.38	03/15/27	233,595
3,343,000	Barnes Group, Inc. (f)	3.38	03/15/27	2,243,989
1,500,000	C&D Technologies, Inc. (f)	5.25	11/01/25	930,000
2,873,000	Enersys (f)	3.38	06/01/38	1,853,085
411,000	General Cable Corp. (f)	0.88	11/15/13	289,241
2,500,000	Itron, Inc. (f)	2.50	08/01/26	2,496,875
500,000	LeCroy Corp. (b)(f)	4.00	10/15/26	205,000
4,000,000	LeCroy Corp. (f)	4.00	10/15/26	1,640,000
350,000	Newport Corp. (b)(f)	2.50	02/15/12	236,250
3,650,000	Newport Corp. (f)	2.50	02/15/12	2,463,750
3,571,000	Trinity Industries, Inc. (f)(h)	3.88	06/01/36	1,548,921

				15,959,456

Information Technology - 3.6%
1,000,000	Amkor Tech, Inc. (b)(g)	6.00	04/15/14	1,074,900
169,000	Blackboard, Inc. (f)	3.25	07/01/27	157,170
625,000	CACI International, Inc. (b)(f)	2.13	05/01/14	538,281
3,770,000	CACI International, Inc. (f)	2.13	05/01/14	3,246,913
983,000	EMC Corp. (f)	1.75	12/01/13	964,569
6,600,000	Epicor Software Corp. (f)	2.38	05/15/27	3,630,000
4,673,000	Mentor Graphics Corp. (f)	6.25	03/01/26	3,136,751
1,453,000	Micron Technology, Inc. (f)	1.88	06/01/14	668,380

Principal	Security Description	Rate	Maturity Date	Value
$295,000	Nuance Communications, Inc. (b)(f)	2.75	08/15/27	$245,588
2,788,000	Nuance Communications, Inc. (f)	2.75	08/15/27	2,321,010
165,000	ON Semiconductor Corp. (b)(f)	2.63	12/15/26	117,356
4,979,000	ON Semiconductor Corp. (f)	2.63	12/15/26	3,541,314
3,500,000	ON Semiconductor Corp. (f)	1.88	12/15/25	2,878,750
6,000,000	SYNNEX Corp. (b)(f)	4.00	05/15/18	5,227,500
2,000,000	Veeco Instruments, Inc. (f)(g)	4.13	04/15/12	1,489,200
2,295,000	Virgin Media, Inc. (b)(f)	6.50	11/15/16	1,245,038

				30,482,720

Materials - 0.5%
2,000,000	Alcoa, Inc. (f)	5.25	03/15/14	2,652,500
1,700,000	Ferro Corp. (f)	6.50	08/15/13	573,750
533,000	Newmont Mining Corp. (f)	3.00	02/15/12	660,254

				3,886,504

Telecommunication Services - 3.2%
4,400,000	Alaska Communications Systems Group, Inc. (b)(f)	5.75	03/01/13	3,096,500
2,360,000	Arris Group, Inc. (f)	2.00	11/15/26	1,811,300
2,000,000	Central European Media Enterprises, Ltd. (b)(f)	3.50	03/15/13	1,017,500
2,466,000	Ciena Corp. (f)	0.88	06/15/17	1,057,298
99,000	Citadel Broadcasting Corp. (f)	4.00	02/15/11	39,353
6,596,000	Earthlink, Inc. (f)(h)	3.25	11/15/26	6,307,425
1,000,000	Equinix, Inc. (f)	2.50	04/15/12	832,500
3,836,000	Equinix, Inc. (f)	3.00	10/15/14	2,747,535
1,700,000	Health Corp. (f)	3.13	09/01/25	1,432,250
353,000	Interpublic Group Cos., Inc.	4.25	03/15/23	250,630
914,000	Leap Wireless International, Inc. (b)(f)	4.50	07/15/14	683,215
4,000,000	Level 3 Communications, Inc. (f)	5.25	12/15/11	2,060,000
615,000	Liberty Media LLC	3.13	03/30/23	480,469
861,000	Omnicom Group (f)	0.00	07/01/38	802,883
1,218,000	SBA Communications Corp. (b)(f)	1.88	05/01/13	980,490

See Notes to Financial Statements.	19	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2009

Principal	Security Description	Rate	Maturity Date	Value
$444,000	Symantec Corp. (f)	1.00	06/15/13	$436,785
1,535,000	Symmetricom, Inc. (f)	3.25	06/15/25	1,158,925
1,251,000	Time Warner Telecom, Inc. (f)	2.38	04/01/26	936,686

				26,131,744

Total Corporate Convertible Bonds (Cost $171,343,947)				157,929,643

Corporate Non-Convertible Bonds - 3.4%
Consumer Discretionary - 0.6%
96,000	Continental Airlines, Inc.	7.06	09/15/09	92,160
500,000	Continental Airlines, Inc. (f)	6.90	04/19/22	272,500
300,000	Delphi Corp. (d)	6.50	08/15/13	6,000
870,000	Delta Air Lines, Inc. (f)	7.11	09/18/11	735,150
725,000	Jarden Corp.	7.50	05/01/17	587,250
1,200,000	Lear Corp.	8.50	12/01/13	276,000
1,500,000	Limited Brands, Inc.	7.60	07/15/37	850,901
269,000	Royal Caribbean Cruise	8.00	05/15/10	229,995
753,000	Saks, Inc.	9.88	10/01/11	553,455
2,028,000	WMG Holdings Corp. (h)	0.00	12/15/14	740,220

				4,343,631

Energy - 0.1%
500,000	CenterPoint Energy Resources Corp.	6.00	05/15/18	424,247
130,000	Marathon Oil Corp. (f)	7.50	02/15/19	131,200
500,000	Williams Companies, Inc. (b)	8.75	01/15/20	498,357

				1,053,804

Financials - 1.4%
155,000	Allied World Assurance Holdings, Ltd. (f)	7.50	08/01/16	98,741
615,000	BAC Capital Trust XV (c)	2.06	06/01/56	160,811
40,000	Bank of America Corp.	5.65	05/01/18	33,427
65,000	BankAmerica Capital III (c)	1.70	01/15/27	21,610
250,000	Bear Stearns Co., Inc.	5.70	11/15/14	237,887
75,000	Bear Stearns Co., Inc. (f)	7.25	02/01/18	77,579
205,000	Camden Property Trust	4.38	01/15/10	201,530
350,000	Capital One Financial Corp. (c)	1.57	09/10/09	339,039
195,000	Capital One Financial Corp. (f)	5.70	09/15/11	175,672

Principal	Security Description	Rate	Maturity Date	Value
$900,000	Chase Capital II (c)	1.67	02/01/27	$358,179
589,000	Citigroup Capital XXI (c)	8.30	12/21/57	284,020
184,000	Citigroup, Inc. (f)	6.88	03/05/38	160,878
135,000	Citigroup, Inc. (f)	6.50	08/19/13	124,168
750,000	Citigroup, Inc. (c)	1.80	08/25/36	262,733
400,000	Citigroup, Inc. (c)	1.51	11/05/14	232,542
75,000	Countrywide Financial Corp. (f)	4.50	06/15/10	69,339
340,000	Countrywide Financial Corp.	5.80	06/07/12	295,474
70,000	Countrywide Home Loans, Inc. (f)	4.00	03/22/11	62,321
265,000	Countrywide Home Loans, Inc.	4.13	09/15/09	261,896
675,000	Credit Suisse Guernsey, Ltd. (c)(f)	1.93	05/15/49	272,707
660,000	Credit Suisse/New York (f)	6.00	02/15/18	576,601
75,000	Developers Diversified Realty Corp.	4.63	08/01/10	56,328
500,000	ERP Operating LP	5.20	04/01/13	443,455
100,000	Fairfax Financial Holdings, Ltd. (f)	7.75	04/26/12	95,125
800,000	Farmers Exchange Capital (b)(f)	7.05	07/15/28	486,405
100,000	Ford Motor Credit Co. (f)	5.54	04/15/09	98,924
550,000	General Electric Capital Corp. (c)(f)	1.58	09/15/14	397,439
207,000	General Electric Capital Corp.	5.63	05/01/18	180,298
675,000	General Electric Capital Corp. (f)	6.88	01/10/39	552,047
100,000	General Electric Capital Corp. (c)	1.43	05/11/16	65,349
858,000	GMAC, LLC (b)(c)(f)	3.46	12/01/14	430,073
250,000	Goldman Sachs Group, Inc.	5.13	01/15/15	225,557
200,000	Goldman Sachs Group, Inc. (c)	1.42	02/06/12	172,991
100,000	Goldman Sachs Group, Inc. (c)(f)	1.50	07/22/15	70,481
405,000	Goldman Sachs Group, Inc. (f)	6.15	04/01/18	370,553
555,000	Goldman Sachs Group, Inc. (f)	7.50	02/15/19	554,740
150,000	HBOS PLC (b)	6.75	05/21/18	115,893
232,000	HCP, Inc. (f)	5.63	05/01/17	148,211
725,000	JP Morgan Chase Capital XIII (c)(f)	2.18	09/30/34	294,064
450,000	JPMorgan Chase & Co. (c)	7.90	10/30/49	289,778
68,000	JPMorgan Chase & Co. (f)	6.40	05/15/38	66,892
680,000	Lloyds Banking Group PLC (b)	5.92	12/31/49	125,800
80,000	Merrill Lynch & Co., Inc. (c)(f)	8.68	05/02/17	69,252
80,000	Merrill Lynch & Co., Inc. (c)(f)	8.95	05/18/17	72,552
80,000	Merrill Lynch & Co., Inc. (c)(f)	9.57	06/06/17	73,352
201,000	MetLife, Inc. (f)	6.50	12/15/32	149,793
200,000	Morgan Stanley	5.05	01/21/11	196,723

See Notes to Financial Statements.	20	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2009

Principal	Security Description	Rate	Maturity Date	Value
$125,000	Morgan Stanley (f)	1.59	10/18/16	$83,946
155,000	Morgan Stanley (f)	6.75	04/15/11	155,192
125,000	Morgan Stanley (c)	1.70	01/09/14	92,799
200,000	Morgan Stanley (c)	1.36	01/18/11	180,584
65,000	Nationsbank Cap Trust III (c)(f)	1.68	01/15/27	22,128
415,000	Nationsbank Cap Trust IV	8.25	04/15/27	180,322
60,000	New Plan Excel Realty Trust (f)	5.13	09/15/12	23,700
100,000	Shurgard Storage Centers, LLC (f)	7.75	02/22/11	98,534
49,000	Shurgard Storage Centers, LLC (f)	5.88	03/15/13	44,683
180,000	Simon Property Group LP (f)	5.75	05/01/12	155,803
477,000	Thornburg Mortgage, Inc.	8.00	05/15/13	11,329
130,000	Wachovia Bank NA (f)	6.00	11/15/17	113,605
175,000	Washington Real Estate Investment Trust (f)	5.95	06/15/11	153,934
170,000	Weingarten Realty Investors (f)	4.99	09/03/13	124,995

				11,550,783

Information Technology - 0.1%
564,000	First Data Corporation	9.88	09/24/15	332,760
821,000	Sungard Data Systems, Inc.	9.13	08/15/13	718,375

				1,051,135

Materials - 0.0%
35,000	Barrick Gold Corp.	6.95	04/01/19	35,222
110,000	Barrick Gold Finance Co. (f)	5.80	11/15/34	83,626

				118,848

Telecommunication Services - 0.6%
5,000,000	Interpublic Group Cos.	6.25	11/15/14	3,175,000
500,000	Mediacom LLC/Mediacom Capital Corp.	9.50	01/15/13	470,000
515,000	Sprint Nextel Corp. (c)	1.63	06/28/10	476,774
430,000	Time Warner Cable, Inc.	8.25	04/01/19	442,627
125,000	Verizon Communications (f)	8.75	11/01/18	143,261
400,000	Verizon Wireless (b)	8.50	11/15/18	457,700

				5,165,362

Utilities - 0.6%
450,000	Calpine Construction Finance (b)	10.25	08/26/11	428,625
133,000	CenterPoint Energy Houston Elec LLC (f)	7.00	03/01/14	138,845

Principal	Security Description	Rate	Maturity Date	Value
$130,000	Consolidated Edison Company of NY (f)	7.13	12/01/18	$138,520
500,000	KCP&L Greater Missouri Operations Co.	7.63	11/15/09	495,851
750,000	KCP&L Greater Missouri Operations Co.	11.88	07/01/12	788,032
415,000	Nisource Finance Corp. (f)	10.75	03/15/16	420,633
145,000	Oncor Electric Delivery Co. (b)(f)	6.80	09/01/18	142,417
130,000	Pacific Gas &Amp; Electric (f)	8.25	10/15/18	153,478
400,000	PNM Resources, Inc.	9.25	05/15/15	355,500
80,000	Public Service Co. of New Mexico (f)	7.95	05/15/18	70,308
675,000	Sabine Pass LNG LP	7.25	11/30/13	479,250
1,190,000	Southern Union Co. (c)(f)	7.20	11/01/66	600,950
400,000	Texas-New Mexico Power Co. (b)	9.50	04/01/19	394,399
122,000	Union Electric Co. (f)	6.70	02/01/19	116,412

				4,723,220

Total Corporate Non-Convertible Bonds (Cost $31,253,826)				28,006,783

Foreign Bonds - 0.0%
125,000	Electricite de France (b)(f)	5.50	01/26/14	132,831

Total Foreign Bonds (Cost $124,509)				132,831

Syndicated Loans - 0.2%
500,000	HCA, Inc.	2.72	11/18/12	433,750
659,999	HCA, Inc.	2.72	11/18/12	572,549
371,623	Northwest Air, Inc.	2.57	05/21/12	334,833
743,103	Tribune Co.	6.50	05/24/14	200,374

Total Syndicated Loans (Cost $2,050,697)				1,541,506

U.S. Government and Agency Obligations - 3.3%
Discount Note - 1.4%
220,000	FHLB Discount Note (e)	0.01	04/01/09	220,000
3,874,000	FHLB Discount Note (e)	0.05	04/03/09	3,873,984
1,875,000	FHLB Discount Note (e)	0.18	04/06/09	1,874,918
1,080,000	FHLB Discount Note (e)	0.39	05/22/09	1,079,777
1,400,000	FHLB Discount Note (e)	0.22	06/09/09	1,399,558
655,000	FHLMC Discount Note (e)	0.19	04/13/09	654,924
340,000	FHLMC Discount Note (e)	0.25	06/22/09	339,872
1,005,000	FHLMC Discount Note (e)	0.25	06/23/09	1,004,618
720,000	FHLMC Discount Note (c)	1.12	03/26/10	720,940

				11,168,591

See Notes to Financial Statements.	21	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2009

Principal	Security Description	Rate	Maturity Date	Value
Mortgage Backed Securities - 1.7%
$205,000	FHLMC FHR 2929 PE	5.00	05/15/33	213,883
263,704	FHLMC Pool #1B3413 (c)(f)	5.89	05/01/37	$274,429
332,741	FHLMC Pool # A72860	6.00	02/01/38	348,284
299,221	FHLMC Pool # G01864	5.00	01/01/34	309,895
244,922	FHLMC Pool # G02366 (f)	6.50	10/01/36	260,286
442,594	FHLMC Pool # G03436	6.00	11/01/37	463,293
288,194	FHLMC Pool # G03640	5.50	12/01/37	299,404
317,525	FHLMC Pool# G05119	6.50	09/01/38	335,175
308,354	FHLMC Pool # H03161	6.50	08/01/37	324,372
22,304	FHLMC Pool #1L0113 (c)(f)	5.22	05/01/35	23,061
47,062	FHLMC Series 2433 SA (c)	19.76	02/15/32	52,087
735,000	FHLMC VAR% (c)	0.45	09/28/09	734,396
675,000	FHLMC VAR% (c)	0.44	04/07/09	675,000
95,000	FNCL45- FNMA TBA	4.50	04/15/39	97,108
1,515,000	FNCL45- FNMA TBA	4.50	04/15/39	1,548,615
60,000	FNCL50- FNMA TBA	5.00	04/15/39	61,922
100,000	FNCL50- FNMA TBA	5.00	04/15/39	103,203
331,216	FNMA Pool # 254868	5.00	09/01/33	342,938
188,395	FNMA Pool #545639	6.50	04/01/32	200,044
35,186	FNMA Pool #555177 (c)(f)	4.85	01/01/33	35,149
3,238	FNMA Pool #673743 (c)	6.26	11/01/32	3,321
135,982	FNMA FNR 2001-52 YZ	6.50	10/25/31	145,371
70,236	FNMA FNR 2001-81 QG	6.50	01/25/32	75,054
225,000	FNMA FNR 2006-4 WE	4.50	02/25/36	232,329
346,328	FNMA FNR 2007-54 FA (f)	0.92	06/25/37	336,067
316,604	FNMA Pool # 725425	5.50	04/01/34	330,111
321,238	FNMA Pool # 725027	5.00	11/01/33	332,607
382,160	FNMA Pool #734922 (f)	4.50	09/01/33	391,852
306,820	FNMA Pool # 735646 (f)	4.50	07/01/20	317,872
112,629	FNMA Pool #735861	6.50	09/01/33	119,773
89,951	FNMA Pool #735881	6.00	11/01/34	94,453
181,305	FNMA Pool #764388 (c)	4.94	03/01/34	183,680
240,299	FNMA Pool # 776708	5.00	05/01/34	248,578
68,996	FNMA Pool #841741 (c)	5.05	09/01/35	69,422
748,872	FNMA Pool #888219	5.50	03/01/37	778,301
304,206	FNMA Pool # 888430	5.00	11/01/33	314,972
120,688	FNMA Pool #889572	5.50	06/01/38	125,405
187,978	FNMA Pool #895606 (c)	5.74	06/01/36	195,443
574,542	FNMA Pool # 897164	6.50	08/01/36	606,047
548,793	FNMA Pool # 962723	5.50	04/01/38	570,242
571,639	FNMA Pool # 963997	5.50	06/01/38	593,981
608,539	FNMA Pool # 974148	5.50	02/01/38	632,323
850,000	FNMA VAR%, 10/27/09 (c)	1.27	10/27/09	852,877
15,749	GNMA II Pool #80610 (c)	5.38	06/20/32	16,014
36,816	GNMA II Pool #81136 (c)	4.25	11/20/34	37,098
57,228	GNMA II Pool #81432 (c)	4.62	08/20/35	57,293
62,587	GNMA II Pool #81435 (c)	4.62	08/20/35	62,997

				14,426,027

Principal	Security Description	Rate	Maturity Date	Value
US Treasury Securities - 0.2%
$190,000	U.S. Treasury Bill (e)	0.27	05/28/09	$189,975
195,789	U.S. Treasury Inflation Indexed Bond	2.38	01/15/27	205,150
560,792	U.S. Treasury Inflation Indexed Bond	1.75	01/15/28	538,886
499,991	U.S. Treasury Inflation Indexed Bond	2.00	01/15/16	516,709

				1,450,720

Total US Government and Agency Obligations (Cost $26,481,835)				27,045,338

Total Fixed-Income Securities (Cost $326,010,883)				277,373,264

Rights - 0.0%
150,000	Comdisco Holding Co., Inc. (a)(i)			15,008

Total Rights (Cost $51,260)				15,008

Shares	Security Description			Value
Investment Companies - 5.0%
61,990	BlackRock Floating Rate Income Fund			564,729
52,110	Eaton Vance Limited Duration Income Fund			547,676
24,322	First Trust/Four Corners Senior Floating Rate Income Fund			187,036
14,335	iShares Barclays 1-3 Year Treasury Bond Fund			1,208,727
10,470	iShares Barclays 3-7 Year Treasury Bond Fund			1,202,584
30,000	iShares Barclays TIPS Bond Fund			3,082,500
118,755	iShares FTSE/Xinhua China 25 Index Fund			3,386,893
82,905	iShares MSCI Brazil Index Fund			3,123,031
675,470	iShares MSCI Emerging Markets Index Fund			16,758,411
90,305	iShares MSCI South Africa Index Fund			3,359,346
18,590	Market Vectors - Gold Miners ETF (a)			685,599
19,700	ProShares UltraShort 20+ Year Treasury (a)(f)			859,708
68,160	SPDR Gold Trust (a)			6,153,485
69,250	Van Kampen Senior Income Trust			164,815
7,400	WisdomTree Japan SmallCap Dividend Fund			236,652

Total Mutual Funds (Cost $40,827,170)				41,521,192

See Notes to Financial Statements.	22	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2009

Principal	Security Description	Rate	Maturity Date	Value
Short-Term Investments - 0.2%
Commercial Paper - 0.2%
$1,425,000	National Rural Utilities	0.45	04/24/09	$1,424,590

Total Commercial Paper (Cost $1,424,590)				1,424,590

Total Short-Term Investments (Cost $1,424,590)				1,424,590

Contracts		Strike Price	Expiration Date	Value
Call Options Purchased - 1.1%
221	Accenture, Ltd.	$20.00	01/16/10	190,060
300	Bed Bath & Beyond, Inc.	20.00	01/16/10	216,000
248	Boeing Co.	55.00	01/16/10	17,980
240	Cemex SAB de C.V., ADR	15.00	01/16/10	8,400
100	Coca-Cola Co.	25.00	01/22/11	195,000
590	Coca-Cola Co.	30.00	01/22/11	885,000
460	Comcast Corp.	10.00	01/16/10	188,600
100	ConocoPhillips	40.00	01/16/10	59,500
200	CVS Caremark Corp.	15.00	01/22/11	273,000
233	Johnson & Johnson	40.00	01/22/11	336,685
140	Johnson & Johnson	50.00	01/16/10	95,620
1,018	Lowe’s Cos., Inc.	10.00	01/16/10	875,480
73	LVC US	30.00	01/16/10	21,900
350	Microsoft Corp.	20.00	01/16/10	81,900
340	Procter & Gamble Co.	30.00	01/22/11	617,100
175	Procter & Gamble Co.	40.00	01/22/11	198,100

Contracts	Security Description	Strike Price	Expiration Date	Value
295	Quest Diagno	$30.00	01/16/10	$561,975
3	Robert Half International, Inc.	22.50	06/20/09	113
190	Royal Caribbean Cruises, Ltd.	20.00	01/16/10	9,975
300	Target Corp.	10.00	01/16/10	735,000
217	United Parcel Service, Inc.	50.00	01/16/10	123,690
1,120	UnitedHealth	30.00	01/16/10	210,000
110	UnitedHealth Group	25.00	01/16/10	35,750
1,230	Walgreen Co.	10.00	01/22/11	1,992,600
125	Wal-Mart Stores, Inc.	30.00	01/22/11	293,437
475	Wal-Mart Stores, Inc.	30.00	01/16/10	1,074,688
150	Walt Disney Co.	15.00	01/16/10	74,250
177	Walt Disney Co.	20.00	01/16/10	42,480

Total Call Options Purchased (Premiums Paid $14,997,009)				9,414,283

Total Long Positions - 83.8% (Cost $858,343,803) *				$691,920,484
Total Short Positions - (24.0)% (Cost $(275,617,276))				(198,143,261)
Total Options Written - (0.1)% (Cost $(576,326))				(469,200)
Other Assets & Liabilities, Net - 40.3%				331,912,294

Net Assets - 100.00%				$825,220,317

See Notes to Financial Statements.	23	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF SECURITIES SOLD SHORT

MARCH 31, 2009

Shares	Security Description	Value
Securities Sold Short - (24.0)%
Common Stock - (22.9)%
Consumer Discretionary - (2.6)%
(19,200)	America’s Car-Mart, Inc.	$(260,928)
(50,900)	Asbury Automotive Group, Inc.	(219,379)
(28,639)	Autoliv, Inc.	(531,826)
(93,880)	Blockbuster, Inc., Class A	(67,594)
(54,300)	Brunswick Corp.	(187,335)
(48,900)	Carnival Corp.	(1,056,240)
(56,700)	Centex Corp.	(425,250)
(10,700)	Churchill Downs, Inc.	(321,642)
(9,900)	Cintas Corp.	(244,728)
(47,203)	Empire Resorts, Inc.	(36,342)
(32,400)	Fastenal Co. (k)	(1,041,822)
(48,100)	Gaylord Entertainment Co.	(400,673)
(9,700)	Genuine Parts Co.	(289,642)
(15,400)	Group 1 Automotive, Inc.	(215,138)
(48,000)	Harley-Davidson, Inc.	(642,720)
(43,000)	Harman International Industries, Inc.	(581,790)
(17,697)	Iconix Brand Group, Inc.	(156,618)
(25,200)	International Speedway Corp., Class A	(555,912)
(43,500)	JC Penney Co., Inc.	(873,045)
(190,778)	Johnson Controls, Inc.	(2,289,336)
(15,200)	Lowe’s Cos., Inc.	(277,400)
(28,300)	Marcus Corp.	(240,550)
(49,900)	Marriott International, Inc., Class A	(816,364)
(10,600)	MDC Holdings, Inc.	(330,084)
(2,792)	Mesa Air Group, Inc.	(356)
(28,255)	Newell Rubbermaid, Inc.	(180,267)
(42,900)	Nordstrom, Inc.	(718,575)
(15,600)	O’Reilly Automotive, Inc.	(546,156)
(56,500)	Orient-Express Hotels, Ltd., Class A	(231,650)
(34,700)	Paccar, Inc.	(893,872)
(52,100)	Penske Auto Group, Inc.	(486,093)
(27,600)	Perry Ellis International, Inc.	(95,496)
(13,800)	Polo Ralph Lauren Corp.	(583,050)
(30,300)	Pool Corp.	(406,020)
(21,300)	Pulte Homes, Inc.	(232,809)
(43,100)	Royal Caribbean Cruises Ltd.	(345,231)
(9,509)	School Specialty, Inc.	(167,263)
(6,725)	Scientific Games Corp., Class A	(81,440)
(57,700)	Skechers USA, Inc., Class A	(384,859)
(41,000)	Starwood Hotels & Resorts Worldwide, Inc.	(520,700)
(39,500)	Tech Data Corp.	(860,310)
(24,650)	Tiffany & Co.	(531,454)
(36,800)	TJX Cos., Inc.	(943,552)
(6,300)	VF Corp.	(359,793)
(7,300)	Wal-Mart Stores, Inc.	(380,330)

		(21,011,634)

Consumer Staples - (2.9)%
(12,404)	Archer-Daniels-Midland Co.	(344,583)
(8,600)	Avery Dennison Corp.	(192,124)

Shares	Security Description	Value
(37,200)	Avon Products, Inc.	$(715,356)
(14,981)	Bunge Ltd.	(848,674)
(294,947)	CBIZ, Inc.	(2,055,781)
(3,184)	Chemed Corp.	(123,858)
(9,800)	Church & Dwight Co., Inc.	(511,854)
(22,400)	Corporate Executive Board Co.	(324,800)
(9,400)	Corrections Corp. of America	(120,414)
(61,676)	HLTH Corp.	(638,347)
(9,300)	Estee Lauder Cos., Inc., Class A	(229,245)
(5,413)	Euronet Worldwide, Inc.	(70,694)
(14,700)	Flowers Foods, Inc.	(345,156)
(9,900)	Fortune Brands, Inc.	(243,045)
(6,600)	FTI Consulting, Inc.	(326,568)
(39,200)	Hill International, Inc.	(119,168)
(5,100)	Huron Consulting Group, Inc.	(216,393)
(18,100)	Iron Mountain, Inc.	(401,277)
(27,300)	K12, Inc.	(379,470)
(45,600)	Kelly Services, Inc., Class A	(367,080)
(8,600)	Kraft Foods, Inc., Class A	(191,694)
(8,000)	Landauer, Inc.	(405,440)
(77,362)	Live Nation, Inc.	(206,557)
(10,700)	Manpower, Inc.	(337,371)
(7,300)	McCormick & Co., Inc.	(215,861)
(15,600)	Molson Coors Brewing Co., Class B	(534,768)
(15,379)	Omnicare, Inc.	(376,632)
(13,877)	OSI Pharmaceuticals, Inc.	(530,934)
(38,900)	Paychex, Inc.	(998,563)
(36,700)	Pepsi Bottling Group, Inc.	(812,538)
(31,268)	PHH Corp.	(439,315)
(71,117)	Quanta Services, Inc.	(1,525,460)
(18,600)	Reynolds American, Inc.	(666,624)
(20,700)	SAIC, Inc.	(386,469)
(40,300)	SEI Investments Co.	(492,063)
(10,429)	Smithfield Foods, Inc.	(98,658)
(98,342)	Spartan Stores, Inc.	(1,515,450)
(38,800)	Supervalu, Inc.	(554,064)
(11,900)	Team, Inc.	(139,468)
(16,995)	Tootsie Roll Industries, Inc.	(369,131)
(53,850)	Total System Services, Inc.	(743,668)
(12,900)	Tupperware Corp.	(219,171)
(37,800)	Tyson Foods, Inc., Class A	(354,942)
(34,588)	Universal Corp.	(1,034,873)
(50,500)	VCA Antech, Inc.	(1,138,775)
(16,700)	Vector Group Ltd.	(216,933)
(36,750)	Weight Watchers International, Inc.	(681,712)

		(23,761,021)

Energy - (1.2)%
(11,321)	Alpha Natural Resources, Inc.	(200,948)
(13,800)	Anadarko Petroleum Corp.	(536,682)
(54,900)	Atwood Oceanics, Inc.	(910,791)
(100,900)	BPZ Energy, Inc.	(373,330)
(20,800)	Cabot Oil & Gas Corp.	(490,256)
(16,400)	Carrizo Oil & Gas, Inc.	(145,632)

See Notes to Financial Statements.	24	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF SECURITIES SOLD SHORT

MARCH 31, 2009

Shares	Security Description	Value
(24,696)	Chesapeake Energy Corp.	$(421,314)
(16,300)	Continental Resources, Inc.	(345,723)
(20,323)	Covanta Holding Corp.	(266,028)
(25,600)	Dresser-Rand Group, Inc.	(565,760)
(20,900)	Enbridge, Inc.	(601,920)
(1,600)	EOG Resources, Inc.	(87,616)
(6,400)	EQT Corp.	(200,512)
(110,200)	Global Industries Ltd.	(423,168)
(10,400)	Goodrich Petroleum Corp.	(201,344)
(4,900)	Hess Corp.	(265,580)
(4,800)	Marathon Oil Corp.	(126,192)
(15,600)	Murphy Oil Corp.	(698,412)
(898)	Nabors Industries Ltd.	(8,971)
(11,283)	Peabody Energy Corp.	(282,526)
(10,053)	Penn Virginia Corp.	(110,382)
(7,569)	Pioneer Natural Resources Co.	(124,661)
(5,400)	Rowan Cos., Inc.	(64,638)
(37,900)	SandRidge Energy, Inc.	(249,761)
(3,900)	Schlumberger Ltd.	(158,418)
(24,300)	Smith International, Inc.	(521,964)
(4,200)	Suncor Energy, Inc.	(93,282)
(22,300)	TransCanada Corp	(527,395)
(931)	Transocean, Ltd.	(54,780)
(34,700)	W&T Offshore, Inc.	(213,405)
(25,100)	Weatherford International	(277,857)
(6,250)	XTO Energy, Inc.	(191,375)

		(9,740,623)

Financials - (2.4)%
(8,479)	Affiliated Managers Group, Inc.	(353,659)
(11,829)	Alexandria Real Estate Equities, Inc.	(430,576)
(2,040)	Alleghany Corp.	(552,493)
(31,660)	American International Group, Inc.	(31,660)
(28,900)	Arthur J. Gallagher & Co.	(491,300)
(41,100)	Assured Guaranty Ltd.	(278,247)
(14,542)	Bank of America Corp.	(99,176)
(39,200)	Capital One Financial Corp.	(479,808)
(10,500)	Capitol Federal Financial	(397,005)
(10,800)	Chemical Financial Corp.	(224,748)
(213,652)	CIT Group, Inc.	(608,908)
(165,500)	Citizens Banking Corp.	(256,525)
(29,300)	Comerica, Inc.	(536,483)
(6,300)	Credicorp Ltd.	(295,092)
(76,000)	E*Trade Financial Corp.	(97,280)
(29,500)	East-West Bancorp., Inc.	(134,815)
(221,099)	Fifth Third Bancorp.	(645,609)
(54,927)	First Horizon National Corp.	(589,916)
(69,900)	Forest City Enterprises, Inc., Class A	(251,640)
(9,700)	Franklin Resources, Inc.	(522,539)
(3,500)	Goldman Sachs Group, Inc.	(371,070)
(19,700)	Hartford Financial Services Group, Inc.	(154,645)
(55,100)	Investors Bancorp, Inc.	(466,697)
(31,300)	Jefferies Group, Inc.	(431,940)
(135,034)	Keycorp	(1,062,718)

Shares	Security Description	Value
(35,660)	Legg Mason, Inc.	$(566,994)
(700)	Markel Corp.	(198,716)
(26,300)	Marsh & McLennan Cos., Inc.	(532,575)
(21,000)	MBIA, Inc.	(96,180)
(20,840)	MF Global Ltd.	(88,153)
(14,200)	Morgan Stanley	(323,334)
(21,200)	Old Republic International Corp.	(229,384)
(3,800)	PartnerRe Ltd.	(235,866)
(19,200)	PrivateBancorp, Inc.	(277,632)
(14,000)	Reinsurance Group of America, Inc.	(453,460)
(166,395)	SLM Corp.	(823,655)
(94,700)	South Financial Group, Inc.	(104,170)
(12,300)	St. Joe Co.	(205,902)
(10,300)	State Street Corp.	(317,034)
(41,300)	SunTrust Bank	(484,862)
(42,274)	SVB Financial Group	(845,903)
(22,200)	Transatlantic Holdings, Inc.	(791,874)
(67,900)	Trustco Bank Corp.	(408,758)
(41,900)	Valley National Bancorp.	(518,303)
(97,100)	Webster Financial Corp.	(412,675)
(1,153)	Wells Fargo & Co.	(16,419)
(2,500)	White Mountains Insurance Group Ltd.	(429,775)
(21,100)	Wintrust Financial Corp.	(259,530)
(15,595)	World Acceptance, Corp.	(266,674)
(80,600)	XL Capital, Ltd., Class A	(440,076)
(29,800)	Zions Bancorp.	(292,934)

		(19,385,387)

Health Care - (3.7)%
(3,500)	Abbott Laboratories	(166,950)
(15,500)	Allergan, Inc.	(740,280)
(8,400)	AMAG Pharmaceuticals, Inc.	(308,868)
(193,072)	American Medical Systems Holdings, Inc.	(2,152,753)
(12,136)	AMERIGROUP Corp.	(334,225)
(12,800)	Amylin Pharmaceuticals, Inc.	(150,400)
(107,199)	ATS Medical	(267,998)
(163,642)	BioMarin Pharmaceuticals, Inc.	(2,020,979)
(36,300)	Brookdale Senior Living, Inc.	(183,315)
(14,800)	Celgene Corp.	(657,120)
(6,000)	Covance, Inc.	(213,780)
(72,292)	Cubist Pharmaceuticals, Inc.	(1,182,697)
(15,968)	deCODE genetics, Inc.	(3,689)
(54,800)	Endo Pharmaceuticals Holdings, Inc.	(968,864)
(29,344)	Epix Pharmaceuticals, Inc.	(16,873)
(15,400)	Gen-Probe, Inc.	(701,932)
(46,429)	Greatbatch, Inc.	(898,401)
(42,477)	Healthsouth Corp.	(377,196)
(22,228)	Hologic, Inc.	(290,965)
(118,500)	Incyte Corp.	(277,290)
(29,147)	Inverness Medical Innovations, Inc.	(776,185)
(8,000)	Integra LifeSciences Holdings Corp.	(197,840)
(169,367)	Isis Pharmaceuticals, Inc.	(2,542,199)
(25,405)	Kinetic Concepts, Inc.	(536,554)

See Notes to Financial Statements.	25	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF SECURITIES SOLD SHORT

MARCH 31, 2009

Shares	Security Description	Value
(32,513)	King Pharmaceuticals, Inc.	$(229,867)
(21,734)	LifePoint Hospitals, Inc.	(453,371)
(19,200)	Luminex Corp.	(347,904)
(20,122)	Medicis Pharmaceutical Corp., Class A	(248,909)
(4,043)	Millipore Corp.	(232,109)
(69,840)	Molina Healthcare, Inc.	(1,328,357)
(220,509)	Mylan Laboratories	(2,957,026)
(34,600)	Natus Medical, Inc.	(294,446)
(254,473)	Novamed, Inc.	(577,654)
(16,900)	NuVasive, Inc.	(530,322)
(32,400)	Patterson Cos., Inc.	(611,064)
(19,200)	Pharmaceutical Product Development, Inc.	(455,424)
(104,333)	PSS World Medical, Inc.	(1,497,179)
(22,100)	Psychiatric Solutions, Inc.	(347,633)
(14,300)	Qiagen NV	(228,228)
(5,000)	Quest Diagnostics	(237,400)
(34,000)	Sequenom, Inc.	(483,480)
(35,000)	SonoSite, Inc.	(625,800)
(12,600)	Stryker Corp.	(428,904)
(156,101)	Viropharma, Inc.	(819,530)
(16,776)	West Pharmaceutical Services, Inc.	(550,421)
(80,462)	Wright Medical Group, Inc.	(1,048,420)
(7,400)	Xenoport, Inc.	(143,263)

		(30,644,064)

Industrials - (3.0)%
(48,745)	AAR Corp.	(611,262)
(33,200)	Alexander & Baldwin, Inc.	(631,796)
(1,950)	Ametek, Inc.	(60,976)
(11,200)	Arkansas Best Corp.	(213,024)
(82,913)	Barnes Group, Inc.	(886,340)
(3,800)	Boeing Co.	(135,204)
(27,900)	Brink’s Co.	(738,234)
(13,100)	Bristow Group, Inc.	(280,733)
(97,365)	C&D Technologies, Inc.	(180,125)
(8,800)	Canadian Pacific Railway Ltd.	(260,744)
(25,000)	Carlisle Cos., Inc.	(490,750)
(18,600)	Clarcor, Inc.	(468,534)
(14,300)	Clean Harbors, Inc.	(686,400)
(55,900)	Con-way, Inc.	(1,002,287)
(7,200)	Curtiss-Wright Corp.	(201,960)
(78,600)	Eastman Kodak Co.	(298,680)
(2,700)	Energizer Holdings, Inc.	(134,163)
(46,458)	EnerSys	(563,071)
(9,500)	Fisher Scientific, Inc.	(338,865)
(28,177)	General Cable Corp.	(558,468)
(31,600)	General Electric Co.	(319,476)
(14,000)	Gorman-Rupp Co.	(277,200)
(25,500)	IDEX Corp.	(557,685)
(26,282)	Itron, Inc.	(1,244,453)
(57,490)	Kansas City Southern	(730,698)
(12,800)	Kaydon Corp.	(349,824)
(28,300)	Kirby Corp.	(753,912)

Shares	Security Description	Value
(200,485)	Lecroy Corp.	$(629,523)
(8,200)	Lincoln Electric Holdings, Inc.	(259,858)
(8,600)	Matthews International Corp., Class A	(247,766)
(33,450)	Mine Safety Appliances Co.	(669,669)
(17,000)	Moog, Inc., Class A	(388,790)
(45,700)	Movado Group, Inc.	(344,578)
(35,100)	National Instruments Corp.	(654,615)
(53,895)	Newport Corp.	(238,216)
(15,200)	Norfolk Southern Corp.	(513,000)
(52,600)	Packaging Corp. of America	(684,852)
(28,200)	Pall Corp.	(576,126)
(19,300)	Parker Hannifin Corp.	(655,814)
(12,600)	Precision Castparts Corp.	(754,740)
(7,400)	Regal-Beloit Corp.	(226,736)
(20,900)	Rockwell Automation, Inc.	(456,456)
(14,700)	Rockwell Collins, Inc.	(479,808)
(6,500)	Roper Industries, Inc.	(275,925)
(3,800)	Stericycle, Inc.	(181,374)
(13,200)	Tetra Tech, Inc.	(269,016)
(10,400)	Texas Industries, Inc.	(260,000)
(49,169)	Trinity Industries, Inc.	(449,407)
(17,500)	Universal Display Corp.	(160,475)
(19,400)	Waste Connections, Inc.	(498,580)
(18,000)	Waste Management, Inc.	(460,800)
(16,100)	Waters Corp.	(594,895)
(18,300)	Werner Enterprises, Inc.	(276,695)
(27,000)	Zebra Technologies Corp., Class A	(513,540)

		(24,696,118)

Information Technology - (3.1)%
(264,500)	Amkor Technology, Inc.	(708,860)
(40,400)	Analog Devices, Inc.	(778,508)
(21,100)	Ansys, Inc.	(529,610)
(4,700)	Apple, Inc.	(494,064)
(29,400)	Autodesk, Inc.	(494,214)
(9,577)	Blackboard, Inc.	(303,974)
(49,800)	Broadcom Corp., Class A	(995,004)
(18,900)	CA, Inc.	(332,829)
(54,459)	CACI International, Inc., Class A	(1,987,209)
(48,050)	Cognizant Technology Solutions Corp., Class A	(998,960)
(11,400)	Concur Technologies, Inc.	(218,766)
(20,800)	Eclipsys Corp.	(210,912)
(27,550)	Electronic Arts, Inc.	(501,134)
(37,358)	EMC Corp.	(425,881)
(173,587)	Epicor Software Corp.	(661,366)
(16,700)	IHS, Inc., Class A	(687,706)
(55,350)	IMS Health, Inc.	(690,214)
(2,300)	International Business Machines Corp.	(222,847)
(39,500)	Linear Technology Corp.	(907,710)
(96,482)	Mentor Graphics Corp.	(428,380)
(50,300)	Metavante Technologies, Inc.	(1,003,988)
(14,400)	Microchip Technology, Inc.	(305,136)
(71,561)	Micron Technology, Inc.	(290,538)

See Notes to Financial Statements.	26	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF SECURITIES SOLD SHORT

MARCH 31, 2009

Shares	Security Description	Value
(6,800)	Microsemi Corp.	$(78,880)
(43,100)	MSCI, Inc., Class A	(728,821)
(21,400)	MSCSoftware Corp.	(120,696)
(105,886)	Nuance Communications, Inc.	(1,149,922)
(581,701)	ON Semiconductor Corp.	(2,268,633)
(13,000)	Phase Forward, Inc.	(166,270)
(16,300)	Power Integrations, Inc.	(280,360)
(5,200)	Research In Motion Ltd.	(223,964)
(30,000)	Salesforce.com, Inc.	(981,900)
(152,877)	SYNNEX Corp.	(3,007,091)
(31,800)	Take-Two Interactive Software, Inc.	(265,530)
(32,900)	Teradata Corp.	(533,638)
(74,700)	THQ, Inc.	(227,088)
(16,200)	Ultimate Software Group, Inc.	(279,612)
(31,900)	Varian Semiconductor Equipment Associates, Inc.	(690,954)
(33,133)	Veeco Instruments, Inc.	(220,997)
(11,200)	VMware, Inc., Class A	(264,544)
(55,900)	Xerox Corp.	(254,345)

		(25,921,055)

Materials - (1.0)%
(14,900)	Air Products & Chemicals, Inc.	(838,125)
(32,100)	Albemarle Corp.	(698,817)
(262,450)	Alcoa, Inc.	(1,926,383)
(25,000)	American Vanguard Corp.	(322,500)
(10,800)	Balchem Corp.	(271,404)
(8,100)	BASF AG, ADR	(245,349)
(24,100)	Cameco Corp.	(413,797)
(19,300)	Eastman Chemical Co.	(517,240)
(31,544)	Ferro Corp.	(45,108)
(18,700)	FMC Corp.	(806,718)
(15,400)	Innophos Holdings, Inc.	(173,712)
(40,300)	Ivanhoe Mines Ltd.	(247,845)
(6,338)	Newmont Mining Corp.	(283,689)
(6,400)	Potash Corp. of Saskatchewan	(517,184)
(15,300)	PPG Industries, Inc.	(564,570)
(18,200)	Sensient Technologies Corp.	(427,700)
(5,700)	Sigma-Aldrich Corp.	(215,403)
(99,400)	Taseko Mines Ltd.	(124,250)

		(8,639,794)

Telecommunication Services - (2.1)%
(153,357)	Alaska Communications Systems Group, Inc.	(1,027,492)
(81,841)	Arris Group, Inc.	(603,168)
(55,500)	CBS Corp., Class B	(213,120)
(9,429)	Central European Media Enterprises, Ltd., Class A	(108,056)
(71,384)	Ciena Corp.	(555,368)
(712)	Citadel Broadcasting Corp.	(48)
(26,969)	Crown Castle International Corp.	(550,437)
(40,500)	CTC Media, Inc.	(184,680)
(472,378)	Earthlink, Inc.	(3,103,523)

Shares	Security Description	Value
(32,706)	Equinix, Inc.	$(1,836,442)
(11,200)	GeoEye, Inc.	(221,200)
(256,674)	Interpublic Group of Cos., Inc.	(1,057,497)
(9,255)	Leap Wireless International, Inc.	(322,722)
(454,085)	Level 3 Communications, Inc.	(417,758)
(32,600)	McGraw-Hill Cos., Inc.	(745,562)
(44,100)	Meredith Corp.	(733,824)
(44,900)	NII Holdings, Inc.	(673,500)
(32,548)	Omnicom Group	(761,623)
(41,100)	SAVVIS, Inc.	(254,409)
(17,619)	SBA Communications Corp., Class A	(410,523)
(43,700)	Scholastic Corp.	(658,559)
(32,800)	Scripps Networks Interactive, Class A	(738,328)
(26,600)	Switch and Data, Inc.	(233,282)
(15,096)	Symantec Corp.	(225,534)
(29,490)	Symmetricom, Inc.	(103,215)
(43,534)	TW Telecom, Inc.	(380,922)
(48,700)	Viacom, Class B	(846,406)
(87,654)	Virgin Media, Inc.	(420,739)
(14,300)	Vocus, Inc.	(190,047)

		(17,577,984)

Utilities - (0.9)%
(23,650)	Allegheny Energy, Inc.	(547,970)
(3,900)	Aqua America, Inc.	(78,000)
(24,300)	Constellation Energy Group, Inc.	(502,038)
(41,800)	Hawaiian Electric Industries	(574,332)
(8,500)	Laclede Group, Inc.	(331,330)
(16,200)	New Jersey Resources Corp.	(550,476)
(9,200)	Northwest Natural Gas Co.	(399,464)
(10,300)	NSTAR	(328,364)
(23,100)	Otter Tail Corp.	(509,355)
(22,400)	PPL Corp.	(643,104)
(27,700)	Public Service Enterprise Group, Inc.	(816,319)
(15,000)	Southern Co.	(459,300)
(22,700)	Vectren Corp.	(478,743)
(17,400)	WGL Holdings, Inc.	(570,720)
(23,700)	Xcel Energy, Inc.	(441,531)

		(7,231,046)

Total Common Stock (Cost $(258,076,259))		(188,608,726)

Investment Companies - (1.1)%
(42,450)	iShares Russell 2000 Index Fund	(1,780,353)
(18,450)	Midcap SPDR Trust Series 1	(1,635,592)
(64,025)	Powershares QQQ	(1,941,238)
(52,585)	SPDR Trust Series 1	(4,177,352)

Total Investment Companies (Cost $(17,541,017))		(9,534,535)

Total Securities Sold Short - (24.0)% (Cost $(275,617,276))		$(198,143,261)

See Notes to Financial Statements.	27	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF CALL AND PUT OPTIONS WRITTEN

MARCH 31, 2009

Number of Contacts	Security Description	Strike Price	Expiration Date	Value
Options Written - (0.1)%
Call Options Written - (0.1)%
(65)	Accenture, Ltd.	$35.00	01/16/10	$(7,638)
(50)	Bank of America Corp.	35.00	04/18/09	(50)
(170)	Bank of New York Mellon Corp.	35.00	01/16/10	(81,600)
(40)	Bed Bath & Beyond, Inc.	30.00	01/16/10	(8,800)
(32)	ConocoPhillips	65.00	01/16/10	(2,720)
(635)	S&P 500 Index	1,025.00	04/18/09	(23,812)
(1,582)	S&P 500 Index	1,000.00	04/18/09	(15,820)
(70)	UnitedHealth Group, Inc.	30.00	01/16/10	(13,125)
(40)	United Parcel Service, Inc.	60.00	01/16/10	(8,400)
(80)	Walgreen Co.	30.00	01/16/10	(14,000)

Total Call Options Written - (0.1)% (Premiums Received $(258,652))				(175,965)

Put Options Written - (0.0)%
(95)	Fastenal Co.	25.00	05/16/09	(6,175)
(462)	S&P 500 Index	625.00	04/18/09	(60,060)
(1,135)	S&P 500 Index	650.00	04/18/09	(227,000)

Total Put Options Written - (0.0)% (Premiums Received $(317,674))				(293,235)

Total Options Written - (0.1)% (Premiums Received $(576,326))				$(469,200)

See Notes to Financial Statements.	28	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2009

ADR American Depositary Receipt

ETF Exchange Traded Fund

FHLMC Federal Home Loan Mortgage Corporation

FNMA Federal National Mortgage Association

PLC Public Limited Company

(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $32,064,702 or 3.9% of net assets.
(c)	Variable rate security.
(d)	Security is currently in default and is on scheduled interest or principal payment.
(e)	Zero coupon bond. Interest rate presented is yield to maturity.
(f)	All or a portion of this security is held as collateral for securities sold short.
(g)	Security fair valued in accordance with procedures adopted by the Board of Trustees.
(h)	Debt obligation initially issued at one coupon rate which converts to a higher coupon rate at a specific date. The rate shown is the rate at year end.
(i)	Holders of Comdisco Holding Co., Inc. were issued contingent equity distribution rights pursuant to the Comdisco, Inc. First Amended Joint Plan of Reorganization. Accordingly, there is no associated strike price or expiration date.
(j)	Security subject to call option written by the Fund.
(k)	Subject to put option written by the Fund.

At March 31, 2009, the Fund held the following futures contracts:

Contract	Type	Expiration Date	Notional Contract Value	Net Appreciation (Depreciation)
(26)	U.S. 5-year Note (CBT) Future	06/30/09	$(3,087,906)	$(68,537)
(10)	U.S. 2-year Note (CBT) Future	06/30/09	(2,178,906)	(15,468)
(167)	U.S. 10-year Note (CBT) Future	06/30/09	(20,721,047)	(765,169)
(22)	U.S. Long Bond (CBT) Future	06/30/09	(2,853,469)	(113,787)

			$(28,841,328)	$(962,961)

*	Cost for Federal income tax purposes is $613,532,979 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$112,228,109
Gross Unrealized Depreciation	(232,453,065)

Net Unrealized Appreciation (Depreciation)	$(120,224,956)

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to Note 2—Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments *
Level 1 — Quoted Prices	$214,979,369	$(1,432,161)
Level 2 — Other Significant Observable Inputs	273,820,430	-
Level 3 — Significant Unobservable Inputs	4,977,424	-

Total Investments	$493,777,223	$(1,432,161)

*	Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as written options and futures, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of Level 3 assets (at either the beginning or the ending of the period) for which significant unobservable inputs were used to determine fair value.

	Investments in Securities	Other Financial Investments
Balance as of 03/31/2008	$10,687,686	$(4,457)
Accrued Accretion/(Amortization)	63,194	-
Change in Unrealized Appreciation/(Depreciation)	(625,496)	(119,152)
Net Purchase/(Sales)	(2,929,251)	123,609
Transfers In/(Out)	(2,218,709)	-

Balance as of 03/31/2009	$4,977,424	$-

See Notes to Financial Statements.	29	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2009

Shares	Security Description	Value
Long Positions - 76.1%
Equity Securities - 28.9%
Common Stock - 28.8%
Consumer Discretionary - 1.8%
2,069	AutoZone, Inc. (a)	$336,461
5,496	Family Dollar Stores, Inc.	183,402
7,788	O’Reilly Automotive, Inc. (a)	272,658
300,000	Punch Taverns PLC	251,816
62,500	Titan International, Inc.	314,375

		1,358,712

Consumer Staples - 5.7%
2,291	Allegiant Travel Co. (a)	104,149
5,000	Alliance One International, Inc. (a)	19,200
5,723	American Public Education, Inc. (a)	240,709
2,062	Apollo Group, Inc., Class A (a)	161,516
5,000	Global Cash Access Holdings, Inc. (a)	19,100
8,032	Green Mountain Coffee Roasters, Inc. (a)	385,536
2,422	Hansen Natural Corp. (a)	87,192
195,000	Interval Leisure Group, Inc. (a)	1,033,500
1,946	ITT Educational Services, Inc. (a)	236,283
8,019	Monro Muffler, Inc.	219,159
19,400	Stewart Enterprises, Inc., Class A	62,856
79,200	Triple-S Management Corp., Class B (a)	975,744
18,000	Universal Corp.	538,560
317,500	Whitney Information Network, Inc. (a)	317,500

		4,401,004

Energy - 6.3%
20,100	CVR Energy, Inc. (a)	111,354
27,500	Exterran Holdings, Inc. (a)	440,550
1,583,200	Primary Energy Recycling Corp. (g)	3,528,547
10,000	SEACOR Holdings, Inc. (a)	583,100
11,000	Suncor Energy, Inc.	244,310

		4,907,861

Financials - 4.7%
13	Berkshire Hathaway, Inc., Class A (a)	1,127,100
130,000	Discover Financial Services	820,300
1,376	Goldman Sachs Group, Inc.	145,883
25,000	Greenlight Capital Re, Ltd., Class A (a)	399,250
167,500	MI Developments, Inc., Class A	1,028,450
4,581	Morgan Stanley	104,309

		3,625,292

Healthcare - 1.8%
9,162	CardioNet, Inc. (a)	257,086
4,122	Edwards Lifesciences Corp. (a)	249,917
4,581	Illumina, Inc. (a)	170,596
9,157	Myriad Genetics, Inc. (a)	416,369
4,579	Teva Pharmaceutical Industries, Ltd, ADR	206,284
4,580	Vnus Medical Technologies, Inc. (a)	97,417

		1,397,669

Shares	Security Description	Value
Industrials - 1.5%
110,000	Aircastle, Ltd.	$511,500
7,500	Crown Holdings, Inc. (a)	170,475
7,000	Diana Shipping, Inc.	82,530
15,145	General Moly, Inc. (a)	16,054
2,300	Graham Corp.	20,631
4,500	Nalco Holding Co.	58,815
20,000	Owens-Illinois, Inc. (a)	288,800

		1,148,805

Information Technology - 0.9%
12,599	ArcSight, Inc. (a)	160,889
11,452	Longtop Financial Technologies, Ltd., ADR (a)	243,126
916	Pegasystems, Inc.	17,010
6,871	Quality Systems, Inc.	310,913

		731,938

Materials - 1.5%
4,123	Agnico-Eagle Mines, Ltd.	234,681
4,000	Barrick Gold Corp.	129,680
5,000	Cameco Corp.	85,850
100,000	Domtar Corp. (a)	95,000
25,000	Methanex Corp.	195,250
12,600	Omnova Solutions, Inc. (a)	21,924
3,665	Randgold Resources, Ltd., ADR	199,193
2,749	Royal Gold, Inc.	128,543
4,581	Silver Wheaton Corp. (a)	37,702

		1,127,823

Telecommunication Services - 4.6%
10,308	AsiaInfo Holdings, Inc. (a)	173,690
40,000	EchoStar Corp., Class A (a)	593,200
11,910	Netease.com, ADR (a)	319,784
8,008	NetFlix, Inc. (a)	343,703
5,956	Neutral Tandem, Inc. (a)	146,577
75,000	Liberty Media Corp. - Entertainment, Class A (a)	1,496,250
1,155	priceline.com, Inc. (a)	90,991
9,163	Shanda Interactive Entertainment, Ltd., ADR (a)	362,213

		3,526,408

Total Common Stocks (Cost $20,784,975)		22,225,512

Preferred Stock - 0.1%
Materials - 0.1%
1,000	Freeport-McMoRan Copper & Gold, Inc.	64,750

Total Preferred Stock (Cost $60,547)		64,750

Total Equity Securities (Cost $20,845,522)		22,290,262

See Notes to Financial Statements.	30	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2009

Principal	Security Description	Rate	Maturity Date	Value
Fixed-Income Securities - 36.2%
Asset Backed Obligations - 3.1%
$54,154	American Airlines Pass Through Trust Series 2003-1 AMBC (f)	3.86	07/09/10	$46,738
172,673	Banc of America Funding Corp. Series 2007-8 2A1	7.00	10/25/37	89,209
125,000	Carrington Mortgage Loan Trust Series 2007-FRE1 A3 (c)	0.78	02/25/37	32,292
95,228	Citimortgage Alternative Loan Trust Series 2007-A1 1A7	6.00	01/25/37	44,660
100,000	Countrywide Asset-Backed Certificates Series 2007-4 A2	5.53	09/25/37	79,262
300,000	Countrywide Asset-Backed Certificates Series 2007-10 2A2 (c)	0.64	06/25/47	231,483
80,000	Countrywide Asset-Backed Certificates Series 2007-5 2A2 (c)	0.69	09/25/47	46,895
75,000	Countrywide Asset-Backed Certificates Series 2007-7 2A2 (c)	0.68	10/25/47	46,638
89,218	Countrywide Home Loan Mortgage Pass Through Trust Series 2007-HY3 2A1 (c)	5.63	06/25/47	44,738
300,000	First Franklin Mortgage Loan Asset Backed Certificates Series 2006-FF11 2A3 (c)	0.67	08/25/36	79,125
180,000	GSAA Trust Series 2005-7 AF3	4.75	05/25/35	84,667
400,000	GSAMP Trust Series 2007-FM2 A2B (c)	0.61	01/25/37	120,108
84,530	HFC Home Equity Loan Asset Backed Certificates Series 2007-3 APT (c)	1.75	11/20/36	56,622
136,345	Indymac Index Mortgage Loan Trust Series 2006-AR19 1A2 (c)	6.19	08/25/36	56,583
120,000	JP Morgan Alternative Loan Trust Series 2006-A6 2A5	6.05	11/25/36	40,705
150,000	JP Morgan Mortgage Acquisition Corp. Series 2007-CH1 AV4 (c)	0.65	11/25/36	76,376
150,701	Lehman XS Trust Series 2006-14N 3A2 (c)	0.64	08/25/36	49,834

Principal	Security Description	Rate	Maturity Date	Value
$115,000	Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4 A3	5.17	12/12/49	$67,199
200,000	Morgan Stanley ABS Capital I Series 2007-HE2 A2B (c)	0.61	01/25/37	82,617
80,000	Nationstar Home Equity Loan Trust Series 2006-B AV3 (c)	0.69	09/25/36	38,239
220,000	Nationstar Home Equity Loan Trust Series 2006-B AV4 (c)	0.80	09/25/36	58,036
125,000	Nationstar Home Equity Loan Trust Series 2007-A AV4 (c)	0.75	03/25/37	39,359
280,000	Option One Mortgage Loan Trust Series 2006-3 2A2 (c)	0.62	02/25/37	201,852
100,000	Saxon Asset Securities Trust Series 2005-2 M1 (c)	0.94	10/25/35	42,608
300,000	Securitized Asset Backed Receivables LLC Trust Series 2007-NC1 A2B (c)	0.67	12/25/36	81,655
254,914	Securitized Asset Backed Receivables LLC Trust Series 2007-BR2 A2 (c)	0.75	02/25/37	114,054
250,000	Soundview Home Equity Loan Trust Series 2006-WF2 A2C (c)	0.66	12/25/36	150,722
24,145	UAL Pass Through Trust Series 2000-2 002A	7.03	10/01/10	23,421
22,810	UAL Pass Through Trust Series 2000-2 00A2	7.19	04/01/11	22,126
115,659	WaMu Mortgage Pass Through Certificates Series 2007-HY4 1A1 (c)	5.49	04/25/37	55,615
203,108	WaMu Mortgage Pass Through Certificates Series 2007-OA6 1A (c)	2.44	07/25/47	75,262
101,178	Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2005-3 2A3 (c)	1.07	05/25/35	55,813

See Notes to Financial Statements.	31	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2009

Principal	Security Description	Rate	Maturity Date	Value
$153,258	Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2005-4 CB13 (c)	1.02	06/25/35	$92,380

Total Asset Backed Obligations (Cost $2,305,480)				2,426,893

Corporate Convertible Bonds - 8.7%
Consumer Discretionary - 0.9%
750,000	JetBlue Airways Corp.	3.75	03/15/35	656,250

Consumer Staples - 0.7%
1,000,000	Stewart Enterprises, Inc.	3.38	07/15/16	532,500

Energy - 1.6%
765,000	Peabody Energy Corp.	4.75	12/15/41	541,237
750,000	SEACOR Holdings, Inc.	2.88	12/15/24	719,063

				1,260,300

Financials - 4.9%
350,000,000	Asset Managers Holdings Co., Ltd. (d)(e)	13.27- 24.10	03/17/12	2,687,276
3,650,000	CompuCredit Corp.	3.63	05/30/25	871,437
1,000,000	CompuCredit Corp.	5.88	11/30/35	213,750

				3,772,463

Materials - 0.6%
500,000	Kinross Gold Corp. (e)	1.75	03/15/28	483,750

Total Corporate Convertible Bonds (Cost $6,240,681)				6,705,263

Corporate Non-Convertible Bonds - 6.5%
Consumer Discretionary - 1.9%
250,000	Brunswick Corp.	5.00	06/01/11	151,848
1,400,000	Brunswick Corp.	11.75	08/15/13	924,641
500,000	Darden Restaurants, Inc.	6.80	10/15/37	344,905

Principal	Security Description	Rate	Maturity Date	Value
$50,000	Delta Airlines, Inc. Series 01A2	7.11	09/18/11	$42,250

				1,463,644

Energy - 2.1%
50,000	CenterPoint Energy Resources Corp. Series MTN	6.00	05/15/18	42,425
400,000	Hornbeck Offshore Services, Inc. Series B	6.13	12/01/14	306,000
705,000	Suncor Energy, Inc.	6.85	06/01/39	534,205
460,000	Talisman Energy, Inc. (e)	5.75	05/15/35	271,400
500,000	Valero Energy Corp.	7.50	04/15/32	393,148
50,000	Williams Cos., Inc. (b)	8.75	01/15/20	49,836

				1,597,014

Financials - 0.7%
200,000	Chase Capital II Series B (c)	1.67	02/01/27	79,595
75,000	Citigroup, Inc. (c)	1.51	11/05/14	43,602
100,000	Citigroup, Inc. (c)	1.80	08/25/36	35,031
155,000	Credit Suisse/Guernsey Series 1 (c)	1.93	05/15/49	62,622
50,000	ERP Operating LP	5.20	04/01/13	44,345
16,000	General Electric Capital Corp.	5.63	05/01/18	13,936
80,000	General Electric Capital Corp. Series MTN	6.88	01/10/39	65,428
20,000	Goldman Sachs Group, Inc. Series MTNB (c)	1.52	07/22/15	14,096
30,000	Goldman Sachs Group, Inc.	6.15	04/01/18	27,448
58,000	Goldman Sachs Group, Inc.	7.50	02/15/19	57,973
125,000	Morgan Stanley (c)	1.57	10/15/15	88,943

				533,019

Materials - 0.2%
250,000	Domtar Corp.	5.38	12/01/13	168,750

Technology - 0.5%
870,000	Unisys Corp.	6.88	03/15/10	378,450

Telecommunication Services - 0.7%
500,000	MasTec, Inc.	7.63	02/01/17	409,375
50,000	Sprint Nextel Corp. (c)	1.63	06/28/10	46,289
50,000	Time Warner Cable, Inc.	8.25	04/01/19	51,468
25,000	Verizon Wireless Capital, LLC (b)	8.50	11/15/18	28,606

				535,738

See Notes to Financial Statements.	32	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2009

Principal	Security Description	Rate	Maturity Date	Value
Utilities - 0.4%
$45,000	Calpine Construction Finance Co. LP and CCFC Finance Corp. (b)(c)	10.25	08/26/11	$42,863
40,000	KCP&L Greater Missouri Operations Co.	11.88	07/01/12	42,028
85,000	Nisource Finance Corp.	10.75	03/15/16	86,154
50,000	PNM Resources, Inc.	9.25	05/15/15	44,437
100,000	Southern Union Co. (c)	7.20	11/01/66	50,500
40,000	Texas-New Mexico Power Co. (b)	9.50	04/01/19	39,440

				305,422

Total Corporate Non-Convertible Bonds (Cost $4,972,089)				4,982,037

Interest Only Bond - 0.1%
598,393	Government National Mortgage Association Series 2007-78 SG (c)	6.00	12/20/37	39,071

Total Interest Only Bond (Cost $25,446)				39,071

U.S. Government and Agency Obligations - 17.8%
Agency - 6.0%
35,000	Federal Home Loan Bank System (c)	1.29	09/10/09	35,096
4,500,000	Federal National Mortgage Association (f)	6.38	06/15/09	4,554,248
45,000	Federal National Mortgage Association (c)	1.27	10/27/09	45,152

				4,634,496

Discount Note - 5.4%
405,000	FHLB Discount Note (d)	0.35	04/01/09	404,998
1,290,000	FHLB Discount Note (d)	0.18- 0.34	04/06/09	1,289,944
310,000	FHLB Discount Note (d)	0.32	04/17/09	309,961
405,000	FHLB Discount Note (d)	0.34	04/20/09	404,944

Principal	Security Description	Rate	Maturity Date	Value
$555,000	FHLMC Discount Note (d)	0.19	04/13/09	$554,936
65,000	FHLMC Discount Note (d)	0.38	04/27/09	64,988
740,000	FHLMC Discount Note (d)	0.34- 0.35	05/04/09	739,845
405,000	FNMA Discount Note (d)	0.32	04/29/09	404,936

				4,174,552

US Treasury Securities - 6.4%
5,000,000	U.S. Treasury Bill (d)(f)	0.17	04/30/09	4,999,248

Total US Government and Agency Obligations (Cost $13,785,041)				13,808,296

Total Fixed-Income Securities (Cost $27,328,737)				27,961,560

Shares
Investment Companies - 10.4%
10,000	Central Fund Canada, Class A			119,200
4,581	iShares Barclays 20+ Year			484,257
18,885	iShares FTSE/XINHUA China			538,600
2,485	iShares Lehman 1-3 Year Treasury			209,535
1,830	iShares Lehman 3-7 Year Treasury			210,194
13,280	iShares MSCI Brazil			500,258
108,200	iShares MSCI Emerging Markets			2,684,442
14,275	iShares MSCI South Africa			531,030
1,040	iShares MSCI Lehman Tips			106,860
10,000	iShares Silver Trust			128,000
4,500	Oil Services Holders Trust			333,090
17,000	PowerShares Deutsche Bank Agriculture			416,330
19,645	SPDR Gold Trust			1,773,551

Total Investment Companies (Cost $7,933,440)				8,035,347

See Notes to Financial Statements.	33	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2009

Principal	Security Description	Rate	Maturity Date	Value
Commercial Paper - 0.4%
$140,000	National Rural Utilities	0.45	04/24/09	$139,960
140,000	Rabobank USA Financial Corp.	0.74	05/11/09	139,885

Total Commercial Paper (Cost $279,845)				279,845

Contracts		Strike Price	Expiration Date
Put Options Purchased - 0.2%
46	Myriad Genetics, Inc.	$37.50	04/22/09	1,265
377	SPDR Trust Series 1	75.00	04/22/09	47,879
229	SPDR Trust Series 1	78.00	04/22/09	49,922
321	SPDR Trust Series 1	67.00	05/20/09	33,705
46	SPDR Gold Trust	90.00	04/22/09	10,120

Total Put Options Purchased (Premiums Paid $138,515)				142,891

Call Options Purchased - 0.0%
46	American Public Education, Inc.	45.00	04/22/09	3,910
46	Apollo Group, Inc.	90.00	04/22/09	7,774
46	Myriad Genetics, Inc.	42.50	04/22/09	17,940

Total Call Options Purchased (Premiums Paid $18,630)				29,624

Total Long Positions - 76.1% (Cost $56,544,689)*				$58,739,529
Total Short Positions - (3.0)% (Cost $(2,386,881))*				(2,333,275)
Total Options Written - (0.1)% (Cost $(50,181))				(50,525)
Other Assets & Liabilities, Net - 27.0%				20,888,864

Net Assets - 100.00%				$77,244,593

See Notes to Financial Statements.	34	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND

SCHEDULE OF SECURITIES SOLD SHORT

MARCH 31, 2009

Shares	Security Description	Value
Common Stock - (1.6)%
Consumer Discretionary - (0.3)%
(1,146)	Best Buy Co., Inc.	$(43,503)
(1,145)	Carnival Corp.	(24,732)
(2,290)	Home Depot, Inc.	(53,952)
(1,469)	Polaris Industries, Inc.	(31,495)
(2,288)	Staples, Inc.	(41,436)
(2,290)	Toro Co.	(55,372)

		(250,490)

Consumer Staples - (0.0)%
(457)	Alliance Data Systems Corp.	(16,886)

Energy - (0.2)%
(1,374)	Apache Corp.	(88,060)
(1,597)	Southwestern Energy Co.	(47,415)

		(135,475)

Financials - (0.2)%
(916)	Bank of Hawaii Corp.	(30,210)
(916)	MetLife, Inc.	(20,857)
(916)	Prudential Financial, Inc.	(17,422)
(1,833)	Trustmark Corp.	(33,690)
(916)	Westamerica Bancorporation	(41,733)

		(143,912)

Industrials - (0.2)%
(2,291)	Briggs & Stratton Corp.	(37,802)
(1,831)	Canadian National Railway Co.	(64,909)
(1,375)	Valmont Industries, Inc.	(69,039)

		(171,750)

Information Technology - (0.4)%
(916)	Blackboard, Inc.	(29,074)
(686)	International Business Machines Corp.	(66,467)
(5,725)	Intel Corp.	(86,161)
(2,283)	Kla-Tencor Corp.	(45,660)
(2,290)	Linear Technology Corp.	(52,624)

		(279,986)

Materials - (0.1)%
(2,277)	Nucor Corp.	(86,913)

Telecommunication Services - (0.2)%
(4,580)	Cisco Systems, Inc.	(76,807)
(2,310)	Verizon Communications, Inc.	(69,762)

		(146,569)

Total Common Stocks (Cost $(1,256,405))		(1,231,981)

Shares	Security Description	Value
Investment Companies - (1.4)%
(18,320)	Powershares QQQ	$(555,462)
(6,871)	SPDR Trust Series 1	(545,832)

Total Investment Companies (Cost $(1,130,476))		(1,101,294)

Total Securities Sold Short - (3.0)% (Cost $2,386,881)*		$(2,333,275)

See Notes to Financial Statements.	35	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND

SCHEDULE OF CALL AND PUT OPTIONS WRITTEN

MARCH 31, 2009

Number of Contacts	Security Description	Strike Price	Expiration Date	Value
Options Written - (0.1)%
Call Options Written - (0.0)%
(201)	S&P 500 Index	$1,000.00	04/22/09	$(2,010)
(118)	S&P 500 Index	1,025.00	04/22/09	(4,425)

Total Call Options Written - (0.0)% (Premiums Received $(3,866))				(6,435)

Put Options Written - (0.1)%
(73)	S&P 500 Index	625.00	04/22/09	(9,490)
(173)	S&P 500 Index	650.00	04/22/09	(34,600)

Total Put Options Written - (0.1)% (Premiums Received $(46,315))				(44,090)

Total Options Written - (0.1)% (Premiums Received $(50,181))				$(50,525)

See Notes to Financial Statements.	36	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2009

FHLB Federal Home Loan Bank

FHLMC Federal Home Loan Mortgage Corporation

FNMA Federal National Mortgage Association

PLC Public Limited Company

(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $160,745 or 0.2% of net assets.
(c)	Variable rate security.
(d)	Rates shown are annualized yields at time of purchase.
(e)	Security fair valued in accordance with procedures adopted by the Board of Trustees.
(f)	All or a portion of this security is held as collateral for securities sold short.
(g)	Affiliated Company.

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities.

Transactions during the period with companies which were affiliates are as follows:

Name of Issuer	Shares held as of beginning of period	Gross Additions	Shares held at end of period	Value March 31, 2009	Investment Income
Primary Energy Recycling, Inc.	-	$3,779,001	1,583,200	$3,528,547	$247,521

*	Cost for Federal income tax purposes is $54,456,674 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$3,311,961
Gross Unrealized Depreciation	(1,412,906)

Net Unrealized Appreciation (Depreciation)	$1,899,055

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to Note 2—Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 - Quoted Prices	$28,164,849	$(50,525)
Level 2 - Other Significant Observable Inputs	24,798,979	-
Level 3 - Significant Unobservable Inputs	3,442,426	-

Total Investments	$56,406,254	$(50,525)

*	Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as written options, which are valued at the unrealized appreciation (depreciation) of the instrument.

The following is a reconciliation of Level 3 assets (at either the beginning or ending of the period) for which significant unobservable inputs were used to determine fair value.

Investments in Securities
Balance as of 3/31/08	$-
Accrued Accretion/(Amortization)	146,843
Change in Unrealized Appreciation/(Depreciation)	208,306
Net Purchase/(Sales)	3,087,277
Transfers In/(Out)	-

Balance as of 3/31/09	$3,442,426

See Notes to Financial Statements.	37	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

PORTFOLIO HOLDINGS SUMMARY (Unaudited)

MARCH 31, 2009

Portfolio Breakdown (% of Net Assets)
Long Positions
Equity Securities	43.9%
Asset Backed Obligations	7.6%
Corporate Convertible Bonds	19.1%
Corporate Non-Convertible Bonds	3.4%
Foreign Bonds	0.0%
Syndicated Loans	0.2%
US Government and Agency Obligations	3.3%
Rights	0.0%
Investment Companies	5.0%
Short-Term Investments	0.2%
Options	1.1%
Short Positions
Equity Securities	–22.9%
Investment Companies	–1.1%
Options	–0.1%
Other Assets less Liabilities*	40.3%	*
	100.0%

*	Consists of deposits with the custodian for securities sold short, cash, foreign currency, prepaid expenses, receivables, payables, and accrued liabilities. Deposits with the custodian for securities sold short represents 32.3% of net assets. See Note 2.

	(% of Equity Holdings)
Sector Breakdown	Long	Short
Consumer Discretionary	12.5%	11.1%
Consumer Staples	18.1%	12.6%
Energy	5.8%	5.2%
Financials	20.1%	10.3%
Health Care	5.0%	16.3%
Industrials	12.2%	13.1%
Information Technology	7.6%	13.7%
Materials	4.1%	4.6%
Telecommunications	12.0%	9.3%
Utilities	2.6%	3.8%
	100.0%	100.0%

See Notes to Financial Statements.	38	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND

PORTFOLIO HOLDINGS SUMMARY (Unaudited)

MARCH 31, 2009

Portfolio Breakdown (% of Net Assets)
Long Positions
Equity Securities	28.9%
Asset Backed Obligations	3.1%
Corporate Convertible Bonds	8.7%
Corporate Non-Convertible Bonds	6.5%
Interest Only Bond	0.1%
US Government and Agency Obligations	17.8%
Investment Companies	10.4%
Short-Term Investments	0.4%
Options	0.2%
Short Positions
Equity Securities	–1.6%
Investment Companies	–1.4%
Options	–0.1%
Other Assets less Liabilities*	27.0%	*
	100.0%

*	Consists of deposits with the custodian for securities sold short, cash, foreign currency, prepaid expenses, receivables, payables, and accrued liabilities. Deposits with the custodian for securities sold short represents 6.7% of net assets. See Note 2.

	(% of Equity Holdings)
Sector Breakdown	Long	Short
Consumer Discretionary	6.1%	20.3%
Consumer Staples	19.7%	1.4%
Energy	22.0%	11.0%
Financials	16.3%	11.7%
Health Care	6.3%	0.0%
Industrials	5.2%	13.9%
Information Technology	3.3%	22.7%
Materials	5.3%	7.1%
Telecommunications	15.8%	11.9%
	100.0%	100.0%

See Notes to Financial Statements.	39	ABSOLUTE FUNDS

ABSOLUTE FUNDS

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2009

	ABSOLUTE STRATEGIES FUND	ABSOLUTE OPPORTUNITIES FUND
ASSETS
Total investments, at value (Cost $858,343,803 and $52,765,688, respectively)	$691,920,484	$55,210,982
Total investments in affiliates, at value (Cost $0 and $3,779,001, respectively)	-	3,528,547

Total Investments	$691,920,484	$58,739,529
Deposits with brokers	266,515,279	5,150,046
Cash	63,712,747	18,789,156
Foreign currency (Cost $658,379 and $539,800, respectively)	663,529	540,045
Receivables:
Fund shares sold	5,111,405	683,195
Investment securities sold	8,671,019	4,020,712
Interest and dividends	3,837,411	409,889
Variation margin	9,648	-
Other	6,201	303
Prepaid expenses	40,214	5,057
Deferred offering costs	-	36,545

Total Assets	1,040,487,937	88,374,477

LIABILITIES
Payables:
Securities sold short, at value (Cost $275,617,276 and $2,386,881, respectively)	198,143,261	2,333,275
Call options written, at value (Premiums received $258,652 and $3,866, respectively)	175,965	6,435
Put options written, at value (Premiums received $317,674 and $46,315, respectively)	293,235	44,090
Investment securities purchased	13,926,892	8,539,401
Fund shares redeemed	954,165	35,802
Dividends on securities sold short	270,062	1,541
Variation margin	102,882	-
Accrued liabilities:
Investment adviser fees	1,083,970	90,416
Fund service fees	132,880	14,036
Professional fees	96,902	43,000
Other expenses	87,406	21,888

Total Liabilities	215,267,620	11,129,884

NET ASSETS	$825,220,317	$77,244,593

See Notes to Financial Statements.	40	ABSOLUTE FUNDS

ABSOLUTE FUNDS

STATEMENT OF ASSETS AND LIABILITIES (Continued)

MARCH 31, 2009

	ABSOLUTE STRATEGIES FUND	ABSOLUTE OPPORTUNITIES FUND

COMPONENTS OF NET ASSETS
Paid-in capital	$997,311,196	$73,710,770
Accumulated undistributed (distributions in excess of) net investment income	2,830,641	(16,847)
Accumulated net realized gain (loss)	(85,120,410)	1,303,646
Net unrealized appreciation (depreciation)	(89,801,110)	2,247,024

NET ASSETS	$825,220,317	$77,244,593

SHARES OF BENEFICIAL INTEREST AT $0.000 PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Institutional Shares	89,531,674	7,309,596
R Shares	3,130,562	-
C Shares	1,244,053	-

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Shares (based on net assets of $786,765,754 and $77,244,593, respectively)	$8.79	$10.57

R Shares (based on net assets of $27,600,274 and $0, respectively)	$8.82	$-

C Shares (based on net assets of $10,854,289 and $0, respectively)	$8.72	$-

See Notes to Financial Statements.	41	ABSOLUTE FUNDS

ABSOLUTE FUNDS

STATEMENT OF OPERATIONS

YEAR OR PERIOD ENDED MARCH 31, 2009

	ABSOLUTE STRATEGIES FUND	ABSOLUTE OPPORTUNITIES FUND *
INVESTMENT INCOME
Interest income	$17,725,075	$461,408
Dividend income (net foreign withholding taxes of $103,110 and $50,404, respectively)	10,446,256	143,568
Dividend income from affiliated investment	-	247,521

Total Investment Income	28,171,331	852,497

EXPENSES
Investment adviser fees	14,569,315	612,046
Investment adviser expense reimbursements recouped	18,548	-
Fund service fees (Note 3)	1,254,217	62,629
Distribution fees:
R Shares	76,964	-
C Shares	162,662	-
Custodian fees	152,191	38,943
Registration fees	79,275	5,054
Professional fees	361,499	78,950
Trustees’ fees and expenses	30,323	755
Organizational costs	-	3,422
Offering costs	-	27,673
Dividend expenses on securities sold short	4,537,385	9,733
Miscellaneous expenses	173,660	10,966

Total Expenses	21,416,039	850,171
Fees waived and expenses reimbursed	(3,516)	(183,879)

Net Expenses	21,412,523	666,292

NET INVESTMENT INCOME (LOSS)	6,758,808	186,205

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(156,583,316)	731,589
Foreign currency transactions	(71,760)	(101,656)
Futures	17,355,332	-
Securities sold short	110,811,638	212,585
Written options	(7,510,929)	353,667

Net realized gain (loss) on investments and foreign currency	(35,999,035)	1,196,185

Net unrealized gain (loss) on:
Investments in unaffiliated issuers	(131,860,835)	2,552,506
Investments in affiliated issuers	-	(250,454)
Foreign currency translations	(3,437)	(1,077)
Futures	246,070	-
Securities sold short	38,610,892	(53,606)
Written options	(43,470)	(345)

Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(93,050,780)	2,247,024

NET REALIZED AND UNREALIZED GAIN (LOSS)	(129,049,815)	3,443,209

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(122,291,007)	$3,629,414

*	Absolute Opportunities Fund commenced operations on October 21, 2008.

See Notes to Financial Statements.	42	ABSOLUTE FUNDS

ABSOLUTE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	ABSOLUTE STRATEGIES FUND		ABSOLUTE OPPORTUNITIES FUND
		Shares		Shares
NET ASSETS MARCH 31, 2007	$246,898,164		$-

OPERATIONS
Net investment income (loss)	7,805,482		-
Net realized gain (loss) on investments and foreign currency	(12,188,410)		-
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(9,161,733)		-

Increase (Decrease) in Net Assets Resulting from Operations	(13,544,661)		-

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(6,678,510)		-
R Shares	(269,904)		-
C Shares	(34,231)		-

Total Distributions to Shareholders	(6,982,645)		-

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	801,449,919	74,259,846	-	-
R Shares	11,684,161	1,084,973	-	-
C Shares	7,900,305	737,152	-	-
Reinvestment of distributions:
Institutional Shares	4,851,757	449,364	-	-
R Shares	218,795	20,301	-	-
C Shares	33,139	3,100	-	-
Redemption of shares:
Institutional Shares	(126,417,988)	(11,780,484)	-	-
R Shares	(16,171,593)	(1,506,233)	-	-
C Shares	(2,999,072)	(280,129)	-	-

Increase (Decrease) from Capital Share Transactions	680,549,423	62,987,890	-	-

Increase (Decrease) in Net Assets	660,022,117		-

NET ASSETS MARCH 31, 2008 (Including line (a))	$906,920,281		$-

See Notes to Financial Statements.	43	ABSOLUTE FUNDS

ABSOLUTE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	ABSOLUTE STRATEGIES FUND		ABSOLUTE OPPORTUNITIES FUND *
		Shares		Shares
NET ASSETS MARCH 31, 2008 (including line (a))	$906,920,281		$-

OPERATIONS
Net investment income (loss)	6,758,808		186,205
Net realized gain (loss) on investments and foreign currency	(35,999,035)		1,196,185
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(93,050,780)		2,247,024

Increase (Decrease) in Net Assets Resulting from Operations	(122,291,007)		3,629,414

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(6,732,508)		(98,321)
R Shares	(115,063)		-
C Shares	-		-
Net realized gain on investments sold:
Institutional Shares	(29,397,640)		(20,274)
R Shares	(1,115,291)		-
C Shares	(512,716)		-

Total Distributions to Shareholders	(37,873,218)		(118,595)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	589,125,377	60,762,277	79,687,409	7,890,506
R Shares	16,473,925	1,688,059	-	-
C Shares	6,206,368	612,812	-	-
Reinvestment of distributions:
Institutional Shares	28,504,546	3,180,666	114,961	11,317
R Shares	1,066,505	119,584	-	-
C Shares	465,989	53,014	-	-
Redemption of shares:
Institutional Shares	(535,714,373)	(55,850,406)	(6,068,596)	(592,227)
R Shares	(16,502,712)	(1,720,267)	-	-
C Shares	(11,161,364)	(1,175,039)	-	-

Increase (Decrease) from Capital Share Transactions	78,464,261	7,670,700	73,733,774	7,309,596

Increase (Decrease) in Net Assets	(81,699,964)		77,244,593

NET ASSETS MARCH 31, 2009 (Including line (b))	$825,220,317		$77,244,593

(a) Undistributed net investment income March 31, 2008	$2,316,529		$-

(b) Undistributed net investment income, March 31, 2009	$2,830,641		$(16,847)

*	Absolute Opportunities Fund commenced operations on October 21, 2008.

See Notes to Financial Statements.	44	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Year Ended March 31, 2009	For the Year Ended March 31, 2008	For the Year Ended March 31, 2007	July 11, 2005 (a) through March 31, 2006
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$10.52	$10.62	$10.29	$10.00

INVESTMENT OPERATIONS
Net investment income (loss) (b)	0.08	0.16	0.26	0.14
Net realized and unrealized gain (loss)	(1.38)	(0.11)	0.29	0.22

Total from Investment Operations	(1.30)	0.05	0.55	0.36

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.08)	(0.15)	(0.22)	(0.07)
Net realized investment gains	(0.35)	-	- (c)	-	(c)

Total Distributions to Shareholders	(0.43)	(0.15)	(0.22)	(0.07)

REDEMPTION FEES (b)	-	-	- (c)	-	(c)

NET ASSET VALUE, End of Period	$8.79	$10.52	$10.62	$10.29

TOTAL RETURN	(12.41)%	0.41%	5.38%	3.60	%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$786,766	$856,441	$196,602	$66,888
Ratios to Average Net Assets:
Net investment income (loss)	0.78%	1.50%	2.46%	1.91	%(f)

Net expense (i)	1.81%	1.88%	1.95%	1.95	%(f)

Dividend expense	0.50%	0.50%	0.43%	0.38	%(f)
Gross expense (g)	2.31%	2.38%	2.44%	2.59	%(f)

PORTFOLIO TURNOVER RATE	133%	553%	424%	405	%(d)(h)

See Notes to Financial Statements.	45	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

FINANCIAL HIGHLIGHTS

	For the Year Ended March 31, 2009	For the Year Ended March 31, 2008		For the Year Ended March 31, 2007		July 11, 2005 (a) through March 31, 2006
R SHARES
NET ASSET VALUE, Beginning of Period	$10.55	$10.63		$10.28		$10.00

INVESTMENT OPERATIONS
Net investment income (loss) (b)	0.04	0.13		0.22		0.10
Net realized and unrealized gain (loss)	(1.39)	(0.13)		0.30		0.22

Total from Investment Operations	(1.35)	0.00		0.52		0.32

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.03)	(0.08)		(0.17)		(0.04)
Net realized investment gains	(0.35)	-		-	(c)	-	(c)

Total Distributions to Shareholders	(0.38)	(0.08)		(0.17)		(0.04)

REDEMPTION FEES (b)	-	-		-	(c)	-	(c)

NET ASSET VALUE, End of Period	$8.82	$10.55		$10.63		$10.28

TOTAL RETURN	(12.73)%	0.01	%(e)	5.12	%(e)	3.24	%(d)(e)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$27,600	$32,106		$36,613		$42,755
Ratios to Average Net Assets:
Net investment income (loss)	0.37%	1.17%		2.07%		1.42	%(f)

Net expense (i)	2.23%	2.25%		2.25%		2.24	%(f)

Dividend expense	0.50%	0.48%		0.41%		0.35	%(f)
Gross expense (g)	2.73%	2.76%		2.78%		3.07	%(f)

PORTFOLIO TURNOVER RATE	133%	553%		424%		405	%(d)(h)

See Notes to Financial Statements.	46	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

FINANCIAL HIGHLIGHTS

	For the Year Ended March 31, 2009	For the Year Ended March 31, 2008	For the Year Ended March 31, 2007	January 13, 2006 (a) through March 31, 2006
C SHARES
NET ASSET VALUE, Beginning of Period	$10.48	$10.58	$10.27	$10.08

INVESTMENT OPERATIONS
Net investment income (loss) (b)	(0.05)	0.05	0.15	0.02
Net realized and unrealized gain (loss)	(1.36)	(0.13)	0.29	0.17

Total from Investment Operations	(1.41)	(0.08)	0.44	0.19

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	-	(0.02)	(0.13)	-
Net realized investment gains	(0.35)	-	- (c)	-

Total Distributions to Shareholders	(0.35)	(0.02)	(0.13)	-

REDEMPTION FEES (b)	-	-	- (c)	-	(c)

NET ASSET VALUE, End of Period	$8.72	$10.48	$10.58	$10.27

TOTAL RETURN (e)	(13.44)%	(0.72)%	4.31%	1.88	%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$10,854	$18,374	$13,683	$3,048
Ratios to Average Net Assets:
Net investment income (loss)	(0.50)%	0.43%	1.43%	0.90	%(f)

Net expense (i)	2.98%	3.00%	3.00%	3.00	%(f)

Dividend expense	0.50%	0.49%	0.42%	0.46	%(f)
Gross expense (g)	3.48%	3.50%	3.65%	5.86	%(f)

PORTFOLIO TURNOVER RATE	133%	553%	424%	405	%(d)(h)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Total return excludes the effect of the applicable sales load.
(f)	Annualized.
(g)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(h)	As revised, to reflect a computational error. Such amount was previously reported as 95%.
(i)	Excludes dividend expense.

See Notes to Financial Statements.	47	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout the period.

	October 21, 2008 (a) through March 31, 2009
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$10.00

INVESTMENT OPERATIONS
Net investment income (loss) (b)	0.04
Net realized and unrealized gain (loss)	0.55

Total from Investment Operations	0.59

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.02)
Net realized investment gains	-	(c)

Total Distributions to Shareholders	(0.02)

NET ASSET VALUE, End of Period	$10.57

TOTAL RETURN	5.95	%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$77,245
Ratios to Average Net Assets:
Net investment income (loss)	0.84	%(e)

Net expense (g)	2.95	%(e)

Dividend expense	0.05	%(e)
Gross expense (f)	3.82	%(e)

PORTFOLIO TURNOVER RATE	281	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(g)	Excludes dividend expense.

See Notes to Financial Statements.	48	ABSOLUTE FUNDS

ABSOLUTE FUNDS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2009

Note 1.  Organization

The Absolute Strategies Fund and Absolute Opportunities Fund (individually, a “Fund” and, collectively the “Funds”) are non-diversified portfolios of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. As of March 31, 2009, the Trust had twenty-eight investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. The Absolute Strategies Fund currently offers three classes of shares: Institutional Shares, R Shares and C Shares. Institutional and R Shares commenced operations on July 11, 2005. C Shares commenced operations on January 13, 2006. The Absolute Strategies Fund seeks to achieve long-term capital appreciation with an emphasis on absolute (positive) returns and low correlation to traditional financial market indices. The Absolute Opportunities Fund currently offers Institutional Shares. The Absolute Opportunities Fund commenced operations on October 21, 2008. The Absolute Opportunities Fund seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and lower volatility than traditional equity market indices.

Note 2.  Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation – Exchange traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Exchange-traded options for which there were no sales reported that day are generally valued at the last sale or official closing price as reported by an independent pricing service on the exchange on which they are primarily traded. Options not traded on an exchange are generally valued at broker-dealer bid quotation. Shares of open-end mutual funds are valued at net asset value. Futures contracts listed for trading on a securities exchange or board of trade shall be valued at the last quoted sales price or in the absence of a sale at the mean of the last bid and asked prices. Short-term investments that mature in sixty days or less may be valued at amortized cost.

49	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2009

The Funds value their investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.

The Funds have a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of March 31, 2009, for each Fund’s investments is included at the end of each Fund’s schedule of investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes. The Fund estimates components of distribution from real estate investment trusts (REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments.

Foreign Currency – Foreign currency amounts are translated into US dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Funds may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates.

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ABSOLUTE FUNDS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2009

Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts – The Funds may purchase future contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Securities Sold Short – The Funds may sell a security short to increase investment returns. The Funds may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which the Funds sell a security that it does not own. To complete the transaction, the Funds must borrow the security in order to deliver it to the buyer. The Funds must replace the borrowed security by purchasing it at market price at the time of replacement, which price may be higher or lower than the price at which the Funds sold the security. The Funds incur a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds realize a profit if the price of the security declines between those dates.

Until the Funds replace the borrowed security, the Funds will maintain on its books and records cash and long securities to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the deposits with custodian for securities sold short as shown on the Statement of Assets and Liabilities and the securities held long as shown on the Schedule of Investments. Dividends paid on securities sold short are recorded as an expense on the Funds’ Income Statement.

Options – When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the

51	ABSOLUTE FUNDS

ABSOLUTE FUNDS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2009

premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds. The Funds, as writer of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

When the Funds purchase an option, an amount equal to the premium paid by the Funds is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Restricted Securities – The Funds may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by the Funds is included in their respective Schedule of Investments, if applicable.

When-Issued Transactions – The Funds may purchase securities on a forward commitment or ‘when-issued’ basis. The Funds record a when-issued transaction on the trade date and will segregate with the custodian qualifying assets that have a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Funds begin earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least semi-annually. Distributions to shareholders of capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Funds, timing differences and differing characterizations of distributions made by the Funds.

Federal Taxes – The Funds intend to qualify each year as regulated investment companies under Subchapter M of the Internal Revenue Code and distribute all their taxable income. In addition, by distributing in each calendar year substantially all their net investment income and capital gains, if any, the Funds will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

As of March 31, 2009, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Absolute Strategies Fund’s Federal tax returns filed in the three-year period

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ABSOLUTE FUNDS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2009

ended March 31, 2009, remain subject to examination by the Internal Revenue Service. The Absolute Opportunities Fund’s Federal tax return filed for the period ended March 31, 2009, will be subject to examination by the Internal Revenue Service.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

The Absolute Strategies Fund’s class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

Commitments and Contingencies – In the normal course of business, the Funds enter into contracts that provide general indemnifications by the Funds to the counterparty to the contract. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Offering Costs – Offering costs for the Absolute Opportunities Fund of $64,218 consist of fees related to the mailing and printing of the initial prospectus, certain startup legal costs, and initial registration filings. Such costs are amortized over a twelve-month period beginning with the commencement of operations of the Absolute Opportunities Fund.

New Accounting Pronouncements – In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), was issued and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds’ use of and accounting for derivative instruments and the effect of derivative instruments on the Funds’ results of operation and financial position. At this time, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional disclosures may be required about the use of derivative instruments and hedging items.

Note 3.  Advisory Fees, Servicing Fees and Other Transactions

Investment Adviser – Absolute Investment Advisers LLC, (the “Adviser”) is the investment adviser to the Funds. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Absolute Strategies Fund at an annual rate of 1.60% of the Fund’s average daily net assets. The Adviser receives an advisory fee from the Absolute Opportunities Fund at an annual rate of 2.75% of the Fund’s average daily net assets.

Each sub-advisory fee, calculated as a percentage of the Funds’ average daily net assets, is paid by the Adviser.

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ABSOLUTE FUNDS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2009

Distribution – Foreside Fund Services, LLC serves as the Funds’ distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates. The Absolute Strategies Fund has adopted a distribution plan for R Shares and C Shares of the Fund in accordance with Rule 12b-1 of the Act. The Fund pays the Distributor and any other entity as authorized by the Board a fee of 0.25% and 1.00% of the average daily net assets of R Shares and C Shares, respectively.

For the period April 1, 2008, through July 31, 2008, the Distributor employed $4,110 of the front-end sales charges assessed on the sale of R Shares for Absolute Strategies Fund. The Distributor did not retain any commissions from contingent deferred sales charges assessed on purchases of $1 million or more of R Shares that were liquidated in whole or in part within one year of purchase. The Distributor did not retain any commissions from the contingent deferred sales charges assessed on R Shares, purchased and redeemed during the period beginning in the 13th month and ending in the 24th month of purchase on purchase amounts greater than $5 million. Effective August 1, 2008, the Absolute Strategies Fund no longer assessed sales charges on the sale of R Shares.

Other Related Parties – As of June 2, 2008, as to fund accounting and fund administration, and on June 16, 2008, as to transfer agency, Atlantic provides those services to the Funds. Pursuant to an Atlantic services agreement, the Funds pay Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum. The fee is accrued daily by the Funds and is paid monthly based on the average net assets, transactions and positions for the previous month. The Funds’ transfer agent and fund accountant also receive certain shareholder account fees, surcharges and out-of-pocket expenses.

Atlantic provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and an Anti-Money Laundering Officer to the Funds, as well as certain additional compliance support functions.

For the period April 1, 2008, through June 1, 2008, as to fund accounting and fund administration and through June 15, 2008, as to transfer agency, Citigroup Fund Services, LLC provided these services to the Absolute Strategies Fund.

For the period April 1, 2008, through June 1, 2008, Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provided a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Absolute Strategies Fund. FCS has no role in determining the investment policies or which securities were to be purchased or sold by the Trust or its Funds. Certain officers or employees of FCS were also officers of the Trust. The Principal Executive Officer was an affiliate of the Distributor due to his ownership interest in the Distributor.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $16,000 for service to the Trust ($20,000 for the chairman), plus $1,500 for each regular Board meeting attended

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ABSOLUTE FUNDS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2009

($2,500 for the chairman), $500 for each short special Board meeting attended ($750 for the chairman) and $1,500 for each major special Board meeting attended ($2,250 for the chairman). In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board Committees. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their Fund terms of office received no compensation from the Funds.

Note 4.  Expense Reimbursements and Fees Waived

The Adviser contractually agreed to waive its fees and/or reimburse expenses to limit total annual operating expenses (excluding all interest, taxes, portfolio transaction expenses, dividends on short sales and extraordinary expenses) of Institutional Shares, R Shares and C Shares of Absolute Strategies Fund to 1.95%, 2.25% and 3.00%, respectively, of each class’ average daily net assets through July 31, 2008. Other fund service providers have voluntarily agreed to waive a portion of their fees. These voluntary waivers may be reduced or eliminated at any time. For the year ended March 31, 2009, there were $3,516 of fund service fees waived.

The Absolute Strategies Fund may repay the Adviser for fees waived and expenses reimbursed under an expense cap that is no longer in place because the terms of the cap permitted the reimbursements provided that (1) they took place within three years of the fees waived or expense reimbursement and (2) the payment is approved by the Board of Trustees. As of March 31, 2009, the Adviser has $44,643 left to be recouped, expiring on March 31, 2010.

The Adviser contractually agreed to waive its fees and/or reimburse expenses to limit total annual operating expenses (excluding all interest, taxes, portfolio transaction expenses, dividends on short sales and extraordinary expenses) of Institutional Shares of Absolute Opportunities Fund to 2.95% through at least September 30, 2009. Other fund service providers have voluntarily agreed to waive a portion of their fees. These voluntary waivers may be reduced or eliminated at any time. For the year ended March 31, 2009, fees waived and expenses reimbursed were as follows:

Investment Adviser Waived	Investment Adviser Reimbursed	Fund Service Fees Waived	Total
$178,547	$3,422	$1,910	$183,879

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ABSOLUTE FUNDS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2009

The Absolute Opportunities Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if (1) such payment is made within three years of the fees waived or expense reimbursement; and (2) such payment is approved by the Board, and the resulting class expenses do not exceed 2.95% for Institutional Shares. For the period October 21, 2008 (commencement of operations) through March 31, 2009, the Adviser waived and/or reimbursed fees as follows:

	Amount of Fees Waived and/or Expenses Reimbursed	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
March 31, 2009	$181,969	March 31, 2011	$0

Note 5.  Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, respectively, for the year ended March 31, 2009, were as follows:

Absolute Strategies Fund

Non-US Government Obligations		US Government Obligations
Purchases	Sales	Purchases	Sales
$1,195,798,573	$903,286,795	$196,530,514	$43,832,375

Absolute Opportunities Fund

Non-US Government Obligations
Purchases	Sales
$96,925,156	$55,571,992

56	ABSOLUTE FUNDS

ABSOLUTE FUNDS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2009

Note 6.  Federal Income Tax and Investment Transactions

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Absolute Strategies Fund
2009	$33,886,819	$3,986,399	$37,873,218
2008	6,982,645	-	6,982,645
Absolute Opportunities Fund
2009	107,287	11,308	118,595

As of March 31, 2009, distributable earnings (accumulated loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation/ Depreciation	Total
Absolute Strategies Fund	$3,696,673	$-	$(55,562,596)	$(120,224,956)	$(172,090,879)
Absolute Opportunities Fund	1,593,734	109,643	(68,609)	1,899,055	3,533,823

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, post October losses, passive foreign investment holdings, real estate investment trusts, partnerships, grantor trusts, constructive sales, straddles, short dividend adjustments, inflation indexed securities, loss deferral on covers, convertible bond premium adjustments and non-deductible offering costs.

For tax purposes, the current year post-October loss was $55,562,596 and $68,609 for Absolute Strategies Fund and Absolute Opportunities Fund, respectively. These losses will be recognized for tax purposes on the first business day of the Funds’ next year.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2009. The following reclassification was the result of book to tax differences resulting from Real Estate Investment Trusts, convertible bond premium, paydowns, partnerships, grantor trusts and currency reclassifications for Absolute Strategies Fund. For Absolute Opportunities Fund, the reclassification was the result of disallowed short dividend expenses, grantor trust and partnership adjustments, non-deductible offering costs and currency loss.

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ABSOLUTE FUNDS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2009

	Accumulated Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Paid-in- Capital
Absolute Strategies Fund	$602,875	$(647,884)	$45,009
Absolute Opportunities Fund	(104,731)	127,735	(23,004)

Note 7.  Written Option Transactions

Transactions in options written during the year ended March 31, 2009, for Absolute Strategies Fund were as follows:

	Calls
	Number of Contracts	Premiums
Options Outstanding, March 31, 2008	3,890	$1,810,017
Options written	34,767	8,183,179
Options terminated in closing transactions	(19,406)	(6,147,143)
Options exercised	(9,360)	(2,706,227)
Options expired	(7,127)	(881,174)

Options Outstanding, March 31, 2009	2,764	$258,652

	Puts
	Number of Contracts	Premiums
Options Outstanding, March 31, 2008	1,218	$430,281
Options written	23,625	8,774,981
Options terminated in closing transactions	(19,485)	(7,855,494)
Options exercised	(1,689)	(574,356)
Options expired	(1,977)	(457,738)

Options Outstanding, March 31, 2009	1,692	$317,674

58	ABSOLUTE FUNDS

ABSOLUTE FUNDS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2009

Transactions in options written during the period ended March 31, 2009, for Absolute Opportunities Fund were as follows:

	Calls
	Number of Contracts	Premiums
Options Outstanding, March 31, 2008	-	$-
Options written	1,047	15,665
Options terminated in closing transactions	(728)	(11,799)
Options exercised	-	-
Options expired	-	-

Options Outstanding, March 31, 2009	319	3,866

	Puts
	Number of Contracts	Premiums
Options Outstanding, March 31, 2008	-	$-
Options written	1,760	265,452
Options terminated in closing transactions	(1,433)	(204,835)
Options exercised	-	-
Options expired	(81)	(14,302)

Options Outstanding, March 31, 2009	246	46,315

Note 8.  Change in Independent Registered Public Accounting Firm

The Board, with the approval and recommendation of the Audit Committee, selected Briggs, Bunting & Dougherty, LLP (“BBD”) to replace Deloitte & Touche, LLP (“D&T”), as the Funds’ independent registered public accounting firm for the Funds’ fiscal year or period ending March 31, 2009. D&T resigned subsequent to the Board’s approval of BBD. Throughout D&T’s tenure, including the Absolute Strategies Fund’s two most recent fiscal periods (D&T did not perform an audit for the Absolute Opportunities Fund), the Funds had no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, and there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934. With respect to the Funds, D&T’s audit opinions, including the past two fiscal periods, have not contained either an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and D&T on accounting principles, financial statement disclosure or audit scope, which, if not resolved to the satisfaction of D&T would have caused D&T to make reference to the disagreement in a D&T report. During the last two fiscal years of the Fund, neither the Fund nor anyone on its behalf has consulted BBD on items concerning the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Fund’s financial statements, or concerning the subject of a disagreement of the kind described in Item 304(a)(1)(iv) of Regulation S-K or reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

59	ABSOLUTE FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds and the Shareholders of Absolute Strategies Fund and Absolute Opportunities Fund

We have audited the accompanying statements of assets and liabilities of the Absolute Strategies Fund and the Absolute Opportunities Fund, each a series of shares of beneficial interest in the Forum Funds, including the schedules of investments, as of March 31, 2009, and the related statement of operations, the statements of changes in net assets and the financial highlights for the year or period then ended (Absolute Opportunities Fund commenced operations on October 21, 2008). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the Absolute Strategies Fund for the year ended March 31, 2008 and the financial highlights for each of the three years or periods then ended were audited by other auditors whose report dated May 28, 2008, expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2009 by correspondence with the custodian and brokers and by other appropriate auditing procedures where responses from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Absolute Strategies Fund and the Absolute Opportunities Fund as of March 31, 2009, and the results of their operations, changes in their net assets, and financial highlights for the year or period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

May 29, 2009

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ABSOLUTE FUNDS

ADDITIONAL INFORMATION (Unaudited)

MARCH 31, 2009

Investment Advisory Agreement Approval

At the June 17, 2008 Board meeting, the Board, including the Independent Trustees, considered the initial approval of the investment advisory agreement (the “AOF Advisory Agreement”) between Absolute Investment Advisors, LLC (“Absolute”) and Forum Funds (“Trust”) pertaining to the Absolute Opportunities Fund, and the sub-advisory agreements for the Fund with Green Eagle Capital, LLC, Kingstown Capital Management, LP and Madden Asset Management, LLC (the “Initial Sub-Advisory Agreements”). In addition, at the March 12, 2009 Board meeting, the Board, including the Independent Trustees, considered the initial approval of the Fund’s sub-advisory agreement with Semaphore Management, LLC (“Semaphore Sub-Advisory Agreement”, and together with the Initial Sub-Advisory Agreements, the “Sub-Advisory Agreements”). In evaluating the AOF Advisory and Sub-Advisory Agreements for the Fund, the Board reviewed materials furnished by Absolute, the Sub-Advisors (collectively, the “Advisers”) and the administrator, including information regarding the Advisers’ personnel, operations and financial condition.

Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Advisers, including information on the investment performance of the Advisers; (2) the costs of the services to be provided and profitability to the Advisers with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to relevant peer group of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Advisers from their relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of the Services

In connection with a presentation from representatives of Absolute, the Board considered and discussed the personnel, operations and financial conditions of Absolute. In reviewing the nature, extent and quality of services, the Board considered the scope of services to be provided by Absolute under the AOF Advisory Agreement. The Board also considered the quality of the investment research capabilities of Absolute and other resources dedicated to performing services for the Fund, as well as Absolute’s track record in managing another series of the Trust, the Absolute Strategies Fund. The Board also considered information regarding the experience and professional background of the portfolio managers at Absolute and the qualifications and capabilities of other personnel who would have responsibility for the Fund’s investments; the investment philosophy and decision-making processes of those professionals; the capability and integrity of Absolute’s senior management and staff; the quality of Absolute’s services with respect to regulatory compliance and compliance with client investment policies and restrictions; and the financial condition and operational stability of Absolute.

The Board discussed with Absolute the adequacy of its resources to provide quality services under the AOF Advisory Agreement. The Board reviewed Absolute’s summary of its financial condition, noting Absolute’s representation that the firm is financially stable and able to provide investment advisory services to the Fund.

61	ABSOLUTE FUNDS

ABSOLUTE FUNDS

ADDITIONAL INFORMATION (Unaudited)

MARCH 31, 2009

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the AOF Advisory Agreement, that Absolute could provide high quality services to the Fund and that the investment expertise of Absolute’s professionals could be of benefit to the Fund.

Costs of Services and Profitability

The Board then considered information provided by Absolute regarding its profitability and costs of services with respect to the Fund. The Board reviewed Absolute’s estimated profit and loss analysis and concluded that the level of Absolute’s estimated profits projected in connection with its management of the Fund was not excessive in light of the proposed services to be provided.

Compensation

The Board considered Absolute’s proposed compensation for providing advisory services to the Fund and analyzed comparative information on advisory fee rates and total expenses. The Board noted that while Absolute’s proposed contractual advisory fee rate was higher than the mean and median contractual advisory fee rates for its Lipper Inc. peer group, Absolute is obligated to pay the Sub-Advisers for the Fund out of its advisory fee rate. The Board also considered the Fund’s estimated total expense ratio, noting that such ratio was higher than the median contractual expense ratio for the Fund’s Lipper Inc. peer group. The Board recognized that it was difficult to compare advisory fees because of variations between the services provided by Absolute and those included in the advisory fees paid by other funds. The Board also noted Absolute’s explanation that, although the Fund is categorized with other flexible portfolio funds, the Fund is more similar to a hedge fund in terms of strategy and investments than the funds represented in its peer group, and thus comparing its fees to those of funds in its Lipper Inc. peer group is difficult. Based on the foregoing, the Board concluded that Absolute’s advisory fee to be charged to the Fund was reasonable.

Performance

Absolute discussed its proposed approach to managing the Fund. The Board considered that the Fund was new and thus had no performance history, but considered Absolute’s capability and performance of managing the Absolute Strategies Fund, noting that the Absolute Strategies Fund had outperformed its benchmark over the one-, three- and six-month periods ended December 31, 2008 and that the Fund outperformed its Lipper Inc. peer group for all periods reviewed. The Board also noted that the Absolute Strategies Fund’s assets had increased significantly over the prior year. Based on the foregoing, the Board determined that the Adviser’s management of the Fund could benefit the Fund and its shareholders.

Economies of Scale

The Board then considered whether the Fund would benefit from any economies of scale, noting that the investment advisory fee rate for the Fund does not contain breakpoints. The Board considered the Fund has not yet commenced operations and concluded that it would not be necessary to consider the implementation of fee breakpoints at this time.

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Other Benefits

The Board noted that Absolute does not receive significant ancillary benefits as a result of its relationship with the Fund, other than the benefit of research received from the brokers executing transactions on behalf of its clients and the ability to refer to its advisory relationship with the Fund. Based on the foregoing, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor in approving the AOF Advisory Agreement.

Conclusion

Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the AOF Advisory Agreement. The Board also discussed the proposed approval of the AOF Advisory Agreement. Based upon its review, the Board (including a majority of the Independent Trustees) concluded that the overall arrangements between the Fund and Absolute, as provided in the AOF Advisory Agreement, are fair and reasonable in light of the services to be performed, estimated expenses and other such matters as the Board considered relevant in the exercise of its reasonable business judgment.

GREEN EAGLE CAPITAL LLC (“Green Eagle”)

The Board considered Absolute’s proposal to approve the Sub-Advisory Agreement between Absolute and Green Eagle, on behalf of the Fund. In determining whether to approve the Sub-Advisory Agreement, the Board considered, among other things, the following factors: (1) the nature and quality of the services to be provided by Green Eagle; (2) Green Eagle’s financial stability, cost for providing the services and the profitability of the advisory business to Green Eagle; (3) Green Eagle’s compensation for providing sub-advisory services to the Fund; (4) economies of scale and other benefits to Green Eagle and (5) Absolute’s recommendation to retain Green Eagle as a sub-adviser. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and the Board attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Following a meeting with representatives of Green Eagle regarding Green Eagle’s personnel, operations and financial condition, the Board considered the quality of the personnel that would be assigned responsibility for servicing the Fund. The Board also reviewed Green Eagle’s financial stability. The Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Fund by Green Eagle. The Board also concluded that, under the circumstances, Green Eagle would be financially able to provide investment advisory services to the Fund.

To evaluate performance matters, the Board reviewed the historical performance of a hedge fund managed by Green Eagle in the same style to be employed on behalf of the Fund. The Board considered that the referenced fund had not been subject to the same types of expenses to which the Fund would be subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund. The

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Board considered the Fund’s objective to achieve long-term capital appreciation as well as how Green Eagle’s management style would fit in the Fund’s overall investment strategy. The Board concluded that, overall, the Fund and its shareholders could benefit from Green Eagle’s management of a portion of the Fund’s assets.

The Board then considered information provided by Green Eagle regarding its costs of service and profitability, compensation and economies of scale with respect to its proposed services to the Fund. In connection with economies of scale, the Board noted that Green Eagle had historically not offered breakpoints nor managed investments in the absence of an incentive fee given Green Eagle’s history as a hedge fund manager. The Board also noted that because Absolute, and not the Fund, would pay the sub-advisory fee, shareholders may not benefit from any economies of scale available through breakpoints in the sub-advisory fee.

In light of all factors considered, the Board concluded that Green Eagle’s profitability, compensation and economies of scale were not a material factor in determining whether or not to approve the Sub-Advisory Agreement because, among other things, Absolute, and not the Fund, would be responsible for paying sub-advisory fees due to Green Eagle under the Sub-Advisory Agreement.

The Board noted Green Eagle’s representation that Green Eagle does not receive significant ancillary benefits as a result of its relationship with the Fund, other than the benefit of research received from the brokers executing transactions on behalf of its clients and the ability to refer to its sub-advisory relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by Green Eagle from its relationship with the Fund were not a material factor in approving the Sub-Advisory Agreement.

Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Sub-Advisory Agreement. The Board also discussed the proposed initial approval of the Sub-Advisory Agreement. Based on its review, including consideration of each of the factors referred to above, the Board (including all of the Independent Trustees) determined, in the exercise of their business judgment, that the overall sub-advisory arrangements, as provided in the Sub-Advisory Agreement, were fair and reasonable, and that approving the Sub-Advisory Agreement was in the best interest of the Fund’s shareholders.

KINGSTOWN CAPITAL MANAGEMENT LP (“Kingstown”)

The Board considered Absolute’s proposal to approve the Sub-Advisory Agreement between Absolute and Kingstown, on behalf of the Fund. In determining whether to approve the Sub-Advisory Agreement, the Board considered, among other things, the following factors: (1) the nature and quality of the services to be provided by Kingstown; (2) Kingstown’s financial stability, cost for providing the services and the profitability of the advisory business to Kingstown; (3) Kingstown’s compensation for providing sub-advisory services to the Fund; (4) economies of scale and other benefits to Kingstown and (5) Absolute’s recommendation to retain Kingstown as a sub-adviser. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and the Board attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

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Following a meeting with representatives of Kingstown regarding Kingstown’s personnel, operations and financial condition, the Board considered the quality of the personnel that would be assigned responsibility for servicing the Fund. The Board also reviewed Kingstown’s financial stability. The Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Fund by Kingstown. The Board also concluded that, under the circumstances, Kingstown would be financially able to provide investment advisory services to the Fund.

To evaluate performance matters, the Board reviewed the historical performance of a hedge fund managed by Kingstown in the same style to be employed on behalf of the Fund. The Board considered that the referenced fund had not been subject to the same types of expenses to which the Fund would be subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund. In light of all factors considered, the Board concluded that, overall, the Fund and its shareholders could benefit from Kingstown’s management of apportion of the Fund’s assets.

The Board then considered information provided by Kingstown regarding its costs of service and profitability, compensation and economies of scale with respect to its proposed services to the Fund. In connection with economies of scale, the Board noted that Kingstown had historically not offered breakpoints nor managed investments in the absence of an incentive fee given Kingstown’s history as a hedge fund manager. The Board also noted that because Absolute, and not the Fund, would pay the sub-advisory fee, shareholders may not benefit from any economies of scale available through breakpoints in the sub-advisory fee. In light of all factors considered, the Board concluded that Kingstown’s profitability, compensation and economies of scale were not a material factor in determining whether or not to approve the Sub-Advisory Agreement because, among other things, Absolute, and not the Fund, would be responsible for paying sub-advisory fees due to Kingstown under the Sub-Advisory Agreement.

The Board noted Kingstown’s representation that Kingstown does not receive significant ancillary benefits as a result of its relationship with the Fund, other than the benefit of research received from the brokers executing transactions on behalf of its clients and the ability to refer to its sub-advisory relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by Kingstown from its relationship with the Fund were not a material factor in approving the Sub-Advisory Agreement.

Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Sub-Advisory Agreement. The Board also discussed the proposed initial approval of the Sub-Advisory Agreement. Based on its review, including consideration of each of the factors referred to above, the Board (including all of the Independent Trustees) determined, in the exercise of their business judgment, that the overall sub-advisory arrangements, as provided in the Sub-Advisory Agreement, were fair and reasonable, and that approving the Sub-Advisory Agreement was in the best interest of the Fund’s shareholders.

MADDEN ASSET MANAGEMENT LLC (“MAM”)

The Board considered Absolute’s proposal to approve the Sub-Advisory Agreement between Absolute and MAM, on behalf of the Fund. In determining whether to approve the Sub-Advisory Agreement, the Board

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considered, among other things, the following factors: (1) the nature and quality of the services to be provided by MAM; (2) MAM’s financial stability, cost for providing the services and the profitability of the advisory business to MAM; (3) MAM’s compensation for providing sub-advisory services to the Fund; (4) economies of scale and other benefits to MAM and (5) Absolute’s recommendation to retain MAM as a sub-adviser. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and the Board attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Following a meeting with representatives of MAM regarding MAM’s personnel, operations and financial condition, the Board considered the quality of the personnel that would be assigned responsibility for servicing the Fund. The Board also reviewed MAM’s financial stability. The Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Fund by MAM. The Board also concluded that, under the circumstances, MAM would be financially able to provide investment advisory services to the Fund.

To evaluate performance matters, the Board reviewed the historical performance of a hedge fund managed by MAM in the same style to be employed on behalf of the Fund. The Board considered that the referenced fund had not been subject to the same types of expenses to which the Fund would be subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund. The Board considered the Fund’s objective to achieve long-term capital appreciation as well as how MAM’s management style would fit in the Fund’s overall investment strategy.

The Board concluded that, overall, MAM’s management of a portion of the Fund’s assets could benefit the Fund and its shareholders.

The Board then considered information provided by MAM regarding its costs of service and profitability, compensation and economies of scale with respect to its proposed services to the Fund. In connection with economies of scale, the Board noted that MAM had historically not offered breakpoints nor managed investments in the absence of an incentive fee given MAM’s history as a hedge fund manager. The Board also noted that because Absolute, and not the Fund, would pay the sub-advisory fee, shareholders may not benefit from any economies of scale available through breakpoints in the sub-advisory fee. In light of all factors considered, the Board concluded that MAM’s profitability, compensation and economies of scale were not a material factor in determining whether or not to approve the Sub-Advisory Agreement because, among other things, Absolute, and not the Fund, would be responsible for paying sub-advisory fees due to MAM under the Sub-Advisory Agreement.

The Board noted MAM’s representation that it does not receive significant ancillary benefits as a result of its relationship with the Fund, other than the benefit of research received from the brokers executing transactions on behalf of its clients and the ability to refer to its sub-advisory relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by MAM from its relationship with the Fund were not a material factor in approving the Sub-Advisory Agreement.

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Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Sub-Advisory Agreement. The Board also discussed the proposed initial approval of the Sub-Advisory Agreement. Based on its review, including consideration of each of the factors referred to above, the Board (including all of the Independent Trustees) determined, in the exercise of their business judgment, that the overall sub-advisory arrangements, as provided in the Sub-Advisory Agreement, were fair and reasonable, and that approving the Sub-Advisory Agreement was in the best interest of the Fund’s shareholders.

SEMAPHORE MANAGEMENT LLC (“Semaphore”)

The Board received a presentation from senior representatives of Absolute and Semaphore and discussed Semaphore’s personnel, operations and financial condition. Specifically, the Board considered the adequacy of Semaphore’s resources and the quality of services to be provided by Semaphore to the Fund under the Sub-Advisory Agreement. Additionally, the Board considered information regarding the experience and professional background of the portfolio managers at Semaphore and the qualifications of the portfolio managers and other personnel who would have principal investment responsibility for the portion of the Fund’s investments to be managed by Semaphore; the investment philosophy and decision-making processes of those professionals; the capability and integrity of Semaphore’s senior management and staff; the quality of Semaphore’s services with respect to regulatory compliance and compliance with client investment policies and restrictions; and the financial condition and operational stability of Semaphore.

The Board considered the adequacy of Semaphore’s resources. The Board reviewed Semaphore’s summary of its financial condition as of March 1, 2009. The Board noted Semaphore’s representation that the firm is financially stable and able to provide investment sub-advisory services to the Fund. The Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund by Semaphore under the Sub-Advisory Agreement.

The Board also concluded that, under the circumstances, Semaphore would be financially able to provide investment advisory services to the Fund.

To evaluate performance matters, the Board reviewed the historical performance of three hedge funds managed by Semaphore in a style similar, but not identical, to that to be employed on behalf of the Fund. The Board considered the Fund’s objective to achieve long-term capital appreciation with an emphasis on risk adjusted returns and lower volatility than traditional equity market indices such as the S&P 500 Index as well as how Semaphore’s management style would fit in the Fund’s overall investment strategy. The Board determined that Semaphore’s management of a portion of the Fund could benefit the Fund and its shareholders.

The Board then considered information provided by Semaphore regarding its costs of services and profitability, compensation and economies of scale with respect to the Fund. With respect to economies of scale, the Board noted that the fee schedule in the proposed Sub-Advisory Agreement contained breakpoints. The Board

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concluded that Semaphore’s projected profitability, compensation and economies of scale with respect to the Fund was not a material factor in determining whether or not to approve the Sub-Advisory Agreement because the Adviser, and not the Fund, would be responsible for paying the sub-advisory fees due to Semaphore under the Sub-Advisory Agreement.

The Board noted Semaphore’s representation that it would not receive significant ancillary benefits as a result of its relationship with the Fund, other than the benefit of improved investor perception of a larger and more stable business resulting from greater assets under management. Based on the foregoing representation, the Board concluded that other benefits received by Semaphore from its relationship with the Fund were not a material factor in approving the Sub-Advisory Agreement.

Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Sub-Advisory Agreement. The Board also discussed the proposed initial approval of the Sub-Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the overall sub-advisory arrangements, as outlined in the Sub-Advisory Agreement, were fair and reasonable, and that approving the Sub-Advisory Agreement was in the best interest of the Fund’s shareholders.

Proxy Voting Information

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling (888) 992-2765 and on the SEC’s website at www.sec.gov. The Funds’ proxy voting records for the most recent twelve-month period ended June 30, is available, without charge and upon request, by calling (888) 992-2765 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

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The following example is based on $1,000 invested at the beginning of the period and held for the entire period from October 1, 2008 through March 31, 2009.

Actual Expenses – The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Absolute Strategies Fund

	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During Period *	Annualized Expense Ratio *
Institutional Shares
Actual	$1,000.00	$888.90	$10.78	2.29%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.51	$11.50	2.29%
R Shares
Actual	$1,000.00	$887.34	$12.42	2.64%
Hypothetical (5% return before expenses)	$1,000.00	$1,011.77	$13.24	2.64%
C Shares
Actual	$1,000.00	$883.27	$16.20	3.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,007.73	$17.27	3.45%

* Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

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Absolute Opportunities Fund

	Beginning Account Value October 21, 2008	Ending Account Value March 31, 2009	Expenses Paid During Period *	Annualized Expense Ratio *
Institutional Shares
Actual	$1,000.00	$1,059.53	$13.63	3.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,009.97	$15.03	3.00%

* Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period (except for the Fund’s actual return information which reflects the 161-day period between October 21, 2008, the date of inception, through March 31, 2009).

Federal Tax Status of Dividends Declared during the Tax Year

Income Dividends – For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Absolute Strategies Fund designates 21.06% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 22.96% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Absolute Strategies Fund also designates 95.74% as qualified net investment income dividends exempt from U.S. tax for foreign shareholders (QII) and 100% as short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD). The Absolute Opportunities Fund designates 0.39% of its income dividend distributed as qualifying for DRD and 23.05% for QDI. The Absolute Opportunities Fund also designates 100.00% for QII and 100.00% for QSD.

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Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for shareholders. The following table provides information about each Board member and certain officers of the Trust. The Trustees listed below also serve in the capacities noted below for Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. Mr. Keffer is also an Interested Director of Wintergreen Fund, Inc. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine, 04101, unless otherwise indicated. Each Trustee oversees twenty-eight portfolios in the Trust. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (888) 992-2765.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Compliance Committee, Nominating Committee and Qualified Legal Compliance Committee	Trustee since 1989 (Chairman since 2004)	Retired; Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002-2003; Partner, Thelen Reid & Priest LLP (law firm) 1995-2002.
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University (effective 2006); Professor of Economics, University of California-Los Angeles 1992-2006.
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.
Interested Trustee
John Y. Keffer[1] Born: 1942	Trustee; Chairman, Contracts Committee	Since 1989	Chairman, Atlantic Fund Administration, LLC since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company) since 1997; President, Citigroup Fund Services, LLC (Citigroup) 2003-2005; President, Forum Financial Group, LLC (“Forum”) (a fund services company acquired by Citibank, N.A.) 1986-2003.

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Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since June 2008	President, Atlantic Fund Administration, LLC since 2008; Director, Consulting Services, Foreside Fund Services, January 2007-September 2007; Elder Care June 2005-December 2006; Director, Fund Accounting, Citigroup December 2003-May 2005; Director/Senior Manager/Manager, Accounting, Forum Financial Group April 1992-November 2003; Auditor, Ernst & Young May 1988-March 1992.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since July 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup December 2003-July 2008; Senior Manager, Support and Fund Accounting, Forum Financial Group, August 1994-December 2003.
Gale Bertrand Born: 1964	Vice President	Since July 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Department Manager/Senior Vice President, Enterprise Support Services, Citigroup December 2003-July 2008; Director, Support, Senior Manager Fund Accounting, Forum Financial Group, March 1990-December 2003.
Lina Bhatnagar Born: 1971	Secretary	Since June 2008	Senior Administration Specialist, Atlantic Fund Administration, LLC since May 2008; Regulatory Administration Specialist, Citigroup, June 2006-May 2008; Money Market/Short Term Trader, Wellington Management, 1996-2002.

1 Since 1997, John Y. Keffer has been president and owner of Forum Trust, LLC, a state chartered, non-depository bank; and vice chairman and trustee of the Trust. Atlantic Fund Administration, LLC, is a subsidiary of Forum Trust, LLC.

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P.O. BOX 588

PORTLAND, MAINE 04112

(888) 992-2765 (TOLL FREE)

(888) 99-ABSOLUTE (TOLL FREE)

INVESTMENT ADVISER

Absolute Investment Advisers LLC

350 Lincoln Street, Suite 216

Hingham, Massachusetts 02043

www.absoluteadvisers.com

TRANSFER AGENT

Atlantic Fund Administration, LLC

P.O. Box 588

Portland, Maine 04112

(888) 992-2765 (Toll Free)

(888) 99-ABSOLUTE (Toll Free)

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its managements and other information.

212-ANR-0309

AUSTIN GLOBAL EQUITY FUND

ANNUAL REPORT

March 31, 2009

Austin Investment Management, Inc.

AUSTIN GLOBAL EQUITY FUND

A MESSAGE TO OUR SHAREHOLDERS

MARCH 31, 2009

Dear Fellow Shareholder:

The Austin Global Equity Fund (the “Fund”) ended its fiscal year on March 31, 2009, with a net asset value of $11.99 per share, realizing a return of -39.51% for the twelve-month period and representing a decrease from its March 31, 2008 net asset value of $20.34 per share. The Fund’s fiscal return compares with a return of -42.58% for the Fund’s benchmark, the Morgan Stanley Capital International World Index (“MSCI”)1, and a -38.09% return for the S&P 500 Index (“S&P 500”)2. The 2008 calendar year-end return for the Fund was -36.86% compared to a calendar year-end return of -40.71% for the MSCI and -37.00% for the S&P 500. For a longer term perspective, the Fund’s 3-, 5-, and 10-year average annual total returns for the period ended March 31, 2009 were -12.84%, -0.93%, and 0.57%, respectively, versus MSCI returns of -13.77%, -3.50%, and -2.24%, respectively, and S&P 500 returns of -13.06%, -4.76%, and -3.00%, respectively. (Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the current Prospectus, the Fund’s annual operating expense ratio (gross) is 2.07%. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total operating expenses do not exceed 1.75%, which is in effect until July 31, 2009. For the most recent month-end performance, please call (800) 754-8759. Returns greater than one year are annualized.)

The worldwide deleveraging process negatively impacted world stock markets during the Fund’s fiscal year ended March 31, 2009. As indicated above, our Fund did not escape the impact. One source of satisfaction was that the Fund’s portfolio did not contain any companies that sustained permanent impairment of capital within the banking, insurance, broker-dealer or other similarly affected business sectors.

We took select losses in securities where our entry was poorly timed and which we would otherwise have held but for our determination to harvest tax losses. We believe the Fund is composed of financially strong companies that will likely weather the current storm, improve their financial position, and take market share from weaker, poorly managed competitors. An example of this is a company that has been in the portfolio in prior years and which we repurchased subsequent to March 31, 2009, Munich Re Group. The company has effectively cherry-picked complimentary businesses that were up for grabs during the past months such as The Hartford Steam Boiler Inspection and Insurance Company, a global specialty insurer involved in equipment breakdown insurance products, inspection services, and engineering and consulting whose inception dates back to 1866. Munich Re Group continues to hunt for acquisitions and strengthen its balance sheet in recognition of possible prolonged economic crises. At the time of our recent purchase, Munich Re’s stock was trading below book value.

Fairfax Financial Holdings Limited, another global insurance company based out of Toronto and run by Prem Watsa, was a standout performer during the fiscal period ended March 31, 2009 even though its stock price was roughly flat. Mr. Watsa and his team were early in recognizing the potential of a “100 year flood” in financial markets and positioned the business to survive and thrive in the current environment. In a period where most insurance companies lost money, Fairfax realized US$2 billion from adroit capital allocation. One of its insurance subsidiaries, OdysseyRe, has grown book value per share by 20% per annum since going public earlier this decade and is positioned for growth by acquisitions and an eventual improvement in insurance pricing.

We believe the Fund is well positioned to participate in growth in developing markets in Southeast Asia and Latin America. Many companies in the portfolio are domiciled in developed markets while providing goods, services and capital to faster growing economies. Examples include Leucadia National Corporation, through its holding in Fortescue Metals Group Ltd. of Australia, and ABB Ltd., the Switzerland-based manufacturer of power transmission and factory automation products. We have been more active in seeking opportunities in emerging markets through companies that generally adhere to standardized accounting methods and disclosure. The

[1]

The Morgan Stanley Capital International World Index (MSCI World Index) is a market capitalization-weighted benchmark index made up of equities from 23 countries, including the United States. The Fund’s returns include operating expenses and reinvested distributions. MSCI World Index and S&P 500 Index returns do not include expenses.

[2]	The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

1

AUSTIN GLOBAL EQUITY FUND

A MESSAGE TO OUR SHAREHOLDERS

MARCH 31, 2009

trend over the last decade has been toward transparency and improved corporate governance across global markets; we hope this trend continues.

We expect to participate in growing economies through the Fund’s stock weighting in Global Consumer-oriented, Energy and Infrastructure, and Global Health-related businesses. We are in the hunt for ideas but recognize this process will take time to play out; balancing value and opportunity on one hand and deleveraging and risk on the other remains our focus.

The record level of economic stimulus provided by the United States and other nations raises the question of whether or not it will foster inflation in future. The financial destruction that has occurred since the first quarter of 2008 suggests that the large dollar quantity of stimulation and rescue packages may not precipitate inflation because they are basically replacing destroyed financial values. Further, these efforts came at a time of low production utilization, reduced inventories, increasing unemployment, and lower commodity prices. It is therefore unlikely that inflation will pose a near-term threat to the economy. The threat of substantial inflation could come about if the aforementioned programs continue well after economic recovery takes hold. We will continue to monitor for such signs and, should they appear, react accordingly. We believe the Fund’s investments are well-suited to endure in an inflationary period.

On our organizational front, we are excited to inform you that Austin Investment Management, Inc. (“Austin”) successfully completed a transaction with fellow SEC-registered investment adviser Beck, Mack & Oliver LLC (“BM&O”) on April 9, 2009 whereby Austin’s team and operations were folded into those of BM&O. The completion of this transaction followed Fund shareholders’ approval of a new investment advisory agreement for the Fund with BM&O at a special meeting held on March 12, 2009. David Rappa and Peter Vlachos remain co-managers of the Fund together with Robert Beck, Senior Member of BM&O. We believe this transaction brings a broader infrastructure platform and greater resources to the Fund’s portfolio managers that we anticipate will enhance our research and investment capabilities and improve our overall operating efficiency.

Thank you for your continued confidence and your investment alongside ours in the Fund.

David E. Rappa

Peter A. Vlachos

Investing overseas involves special risks, including the volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets. The Fund may invest in small- and mid-cap companies which carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk.

The views in this report were those of the Fund managers as of March 31, 2009 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

Before investing, you should carefully consider the Fund’s investment objectives, risks, charges and expenses. This and other information is contained in the Prospectus, a copy of which can be obtained by calling (866) 444-8860. Please read the Prospectus carefully before you invest.

2

AUSTIN GLOBAL EQUITY FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

MARCH 31, 2009

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Austin Global Equity Fund (the “Fund”) compared with the performance of the Morgan Stanley Capital International World Index (“MSCI”) over the past ten fiscal years. The MSCI measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The total return of the Fund includes operating expenses that reduce returns, while the total return of the MSCI does not include expenses. The Fund is professionally managed while the MSCI is unmanaged and is not available for investment. During the period, certain fees were waived and/or reimbursed, otherwise returns would have been lower. Past performance is not predictive nor a guarantee of future results. Results of an investment made today may differ substantially from the Fund’s historical performance. Investment return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. As stated in the current Prospectus, the Fund’s annual operating expense ratio (gross) is 2.07%. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total operating expenses do not exceed 1.75%, which is in effect until July 31, 2009. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most recent month-end performance, please call (800) 754-8759.

Investment Value on 03/31/09:
Austin Global Equity Fund	$10,584
MSCI	7,976

Average Annual Total Return as of 03/31/09:	One Year	Five Years	Ten Years
Austin Global Equity Fund	(39.51)%	(0.93)%	0.57%
MSCI	(42.58)%	(3.50)%	(2.24)%

3

AUSTIN GLOBAL EQUITY FUND

PORTFOLIO PROFILE (Unaudited)

MARCH 31, 2009

% of Total Investments

% of Total Investments
Financials	32.4%
Consumer Staples	31.7%
Energy	7.5%
Industrials	7.2%
Materials	7.1%
Consumer Discretionary	4.0%
US Treasury	2.8%
Utilities	2.4%
Technology	2.0%
Other	2.9%

Total	100.0%

See Notes to Financial Statements.

4

AUSTIN GLOBAL EQUITY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2009

Shares	Security Description	Value

Common Stock — 92.5%

	Belgium — 2.2%
17,000	Nationale A Portefeuille	$789,162

	Brazil-1.7%
88,845	Bovespa Holding SA	270,011
28,300	Redecard SA	342,930

		612,941

	Canada — 10.6%
30,000	Brookfield Asset Management, Inc., Class A	418,068
13,000	Canadian Natural Resources, Ltd.	504,307
71,000	Canfor Corp.(a)	270,305
30,000	EnCana Corp.	1,218,300
4,000	Fairfax Financial Holdings, Ltd.	1,042,000
18,000	Suncor Energy, Inc.	399,780

		3,852,760

	China — 0.8%
430,000	Huaneng Power International, Inc., Class H	285,165

	France — 4.1%
5,250	Eurazeo	140,759
37,000	Sanofi-Aventis SA, ADR(a)	1,033,410
22,000	Suez Environnement SA(a)	323,713

		1,497,882

	Germany — 0.5%
3,000	Deutsche Boerse AG	181,354

Shares	Security Description	Value

	Hong Kong — 12.8%
170,000	Cheung Kong Holdings, Ltd.	$1,464,080
266,000	Hang Lung Properties, Ltd.	624,623
150,000	Henderson Land Development Co., Ltd.	570,924
71,172	Jardine Matheson Holdings, Ltd.	1,295,330
400,000	Wheelock & Co., Ltd.	672,980

		4,627,937

	Japan — 8.9%
6,000	Aruze Corp.	29,399
260	Japan Tobacco, Inc.	687,922
1,870	Keyence Corp.	349,497
30,000	Mitsubishi Estate Co., Ltd.	333,990
195,000	Nippon Sheet Glass Co., Ltd.	476,739
32,000	Tokio Marine Holdings, Inc.	774,259
27,000	Toyota Industries Corp.	571,450

		3,223,256

	Jordan — 0.9%
19,995	Arab Bank	315,852

	Luxembourg — 0.1%
2,327	Reinet Investments, SCA(a)	21,487

	Malaysia — 1.0%
375,000	Genting Bhd(a)	378,549

	Mexico — 2.2%
32,000	Fomento Economico Mexicano SAB de CV, ADR	806,720

	Netherlands — 2.4%
35,000	Heineken Holding NV	850,503

	South Africa — 0.7%
22,000	Gold Fields, Ltd., ADR	249,480

See Notes to Financial Statements.

5

AUSTIN GLOBAL EQUITY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2009

Shares	Security Description	Value

	Sweden — 1.9%
58,000	Investor AB, Class A	$702,119

	Switzerland — 13.6%
30,869	ABB, Ltd.	430,913
17,000	Compagnie Financiere Richemont SA, Class A	265,536
6,500	Kuehne + Nagel International AG(a)	379,447
50,000	Nestle SA	1,690,240
33,000	Novartis AG	1,248,915
8,207	Pargesa Holding SA	435,837
12,000	Syngenta AG, ADR	481,320

		4,932,208

	United Kingdom — 6.0%
77,000	Anglo American PLC, ADR	656,810
14,392	British American Tobacco PLC	333,090
7,170	Brit Insurance Holdings PLC	18,570
15,000	Diageo PLC, ADR	671,250
32,500	GlaxoSmithKline PLC	507,130

		2,186,850

Shares	Security Description	Value

	United States — 22.1%
26,000	Applied Materials, Inc.	$279,500
12,500	Burlington Northern Santa Fe Corp.	751,875
37,400	Calpine Corp.(a)	254,694
18,500	Covidien, Ltd.	614,940
4,500	IBM	436,005
395	J.G. Boswell Co.	171,825
15,000	Johnson & Johnson	789,000
25,000	Leucadia National Corp.	372,250
22,000	Nasdaq OMX Group(a)	430,760
20,000	Newmont Mining Corp.	895,200
35,000	Philip Morris International, Inc.	1,245,300
5,000	QUALCOMM, Inc.	194,550
38,000	Spectra Energy Corp.	537,320
12,200	Tejon Ranch Co.(a)	252,174
5,000	Waters Corp.(a)	184,750
15,500	WellPoint Inc.(a)	588,535

		7,998,678

Total Common Stock (Cost $44,939,501)		33,512,903

See Notes to Financial Statements.

6

AUSTIN GLOBAL EQUITY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2009

Principal		Rate	Maturity	Value

Corporate Bond — 1.0%

	United States — 1.0%
$250,000	GMAC, LLC	7.25%	03/02/11	$162,810
300,000	Level 3 Financing, Inc.	9.25%	11/01/14	208,500

Total Corporate Bond (Cost $373,441)				371,310

Foreign Treasury Securities — 0.3%

	New Zealand — 0.3%
200,000	New Zealand Government (Cost $122,253)	6.00%	11/15/11	120,031

US Treasury Securities — 2.8%
500,000	US Treasury Inflation Index	1.88%	07/15/13	590,073
400,000	US Treasury Note	2.00%	09/30/10	408,109

Total US Treasury Securities (Cost $977,289)				998,182

Shares

Preferred Stock — 0.5%

	United States — 0.5%
100	Bank of America Corp., 1.81%			40,775
3,650	Tri-Continental Corp., 0.63%			153,245

Total Preferred Stock (Cost $232,108)				194,020

Number of Contracts		Strike Price	Expiration Date

Purchased Put Options — 0.0%
250	iShares MSCI Hong Kong Index(a) (Cost $20,380)	9	06/20/09	8,125

Short-Term Investments — 1.4%

Shares

Money Market Fund — 1.4%
518,612	CitiSM Institutional Trust Liquid Reserves, Class A, 0.98%(b) (Cost $518,612)			518,612

Total Investments — 98.5% (Cost $47,183,584)*				$35,723,183

Other Asset and Liabilities, Net — 1.5%				536,094

NET ASSETS — 100.0%				$36,259,277

ADR    American Depositary Receipt

See Notes to Financial Statements.

7

AUSTIN GLOBAL EQUITY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2009

PLC    Public Limited Company

(a)	Non-income producing security.

(b)	Represents 7-day effective yield as of March 31, 2009.

*	Cost for Federal income tax purposes is $47,581,526 and net unrealized appreciation (depreciation) on investments consists of:

Gross Unrealized Appreciation	$1,344,458
Gross Unrealized Depreciation	(13,202,801)

Net Unrealized Appreciation (Depreciation)	$(11,858,343)

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2009.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to Note 2 — Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$33,706,923	$—
Level 2 — Other Significant Observable Inputs	2,016,260	117,286
Level 3 — Significant Unobservable Inputs	—	—

Total Investments	$35,723,183	$117,286

*	Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

The following is a reconciliation of Level 3 assets (at either the beginning or the ending of the period) for which significant unobservable inputs were used to determine fair value.

Investments in Securities
Balance as of 03/31/2008	$606,140
Accrued Accretion / (Amortization)	—
Change in Unrealized Appreciation / (Depreciation)	(191,277)
Net Purchase / (Sales)	(414,863)
Transfers In / (Out)	—

Balance as of 03/31/2009	$—

See Notes to Financial Statements.

8

AUSTIN GLOBAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2009

ASSETS
Total investments, at value (Cost $47,183,584)	$35,723,183
Unrealized gain on forward foreign currency contracts	269,411
Cash	101,280
Receivables:
Investment securities sold	185,671
Fund shares sold	4,670
Interest and dividends	211,326
Prepaid expenses	9,543

Total Assets	36,505,084

LIABILITIES
Unrealized loss on forward foreign currency contracts	152,125
Payables:
Investment securities purchased	26,194
Fund shares redeemed	6,849
Accrued liabilities:
Investment adviser fees	6,323
Compliance services fees	2,083
Professional fees	25,800
Fund service fees	14,200
Other expenses	12,233

Total Liabilities	245,807

NET ASSETS	$36,259,277

COMPONENTS OF NET ASSETS
Paid-in capital	$50,804,848
Accumulated (distributions in excess of) net investment income	(374,941)
Net realized gain (loss)	(2,825,277)
Unrealized appreciation (depreciation)	(11,345,353)

NET ASSETS	$36,259,277

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
Based on net assets of $36,259,277 and 3,023,868 shares outstanding at $0.00 par value (unlimited shares authorized)	$11.99

See Notes to Financial Statements.

9

AUSTIN GLOBAL EQUITY FUND

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2009

INVESTMENT INCOME
Dividend income (net of foreign withholding taxes of $109,137)	$1,134,114
Interest income	46,900

Total Investment Income	1,181,014

EXPENSES
Investment adviser fees	714,517
Fund service fees (Note 3)	169,871
Custodian fees	59,855
Registration fees	18,734
Professional fees	63,750
Trustees’ fees and expenses	1,805
Compliance services fees	32,550
Miscellaneous expenses	27,255

Total Expenses	1,088,337
Fees waived and/or reimbursed	(254,733)

Net Expenses	833,604

NET INVESTMENT INCOME (LOSS)	347,410

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(2,475,360)
Foreign currency transactions	(227,351)

Net Realized Gain (Loss)	(2,702,711)

Net change in unrealized appreciation (depreciation) on:
Investments	(20,857,565)
Foreign currency translations	384,072

Net Change in Unrealized Appreciation (Depreciation)	(20,473,493)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(23,176,204)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(22,828,794)

See Notes to Financial Statements.

10

AUSTIN GLOBAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2009	Year Ended March 31, 2008
OPERATIONS
Net investment income (loss)	$347,410	$172,603
Net realized gain (loss)	(2,702,711)	2,807,888
Net change in unrealized appreciation (depreciation)	(20,473,493)	(5,032,700)

Increase (Decrease) in Net Assets from Operations	(22,828,794)	(2,052,209)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	(1,378,823)
Net realized gain on investments sold	(1,034,286)	(3,334,374)

Total Distributions to Shareholders	(1,034,286)	(4,713,197)

CAPITAL SHARE TRANSACTIONS
Sale of shares	5,922,399	6,469,506
Reinvestment of distributions	1,034,231	4,709,037
Redemption of shares	(2,270,858)	(3,258,749)
Redemption fees	—	1,815

Increase (Decrease) from Capital Share Transactions	4,685,772	7,921,609

Increase (Decrease) in Net Assets	(19,177,308)	1,156,203
NET ASSETS
Beginning of year	55,436,585	54,280,382

End of year(a)	$36,259,277	$55,436,585

SHARE TRANSACTIONS
Sale of shares	384,438	285,837
Reinvestment of distributions	78,232	205,303
Redemption of shares	(164,671)	(147,785)

Increase (Decrease) in Shares	297,999	343,355

(a) Amount includes accumulated (distributions in excess of) net investment income	$(374,941)	$(3,198,069)

See Notes to Financial Statements.

11

AUSTIN GLOBAL EQUITY FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each year.

	Years Ended March 31,
	2009	2008	2007	2006	2005
NET ASSET VALUE, Beginning of Year	$20.34	$22.78	$21.97	$19.15	$16.48

INVESTMENT OPERATIONS
Net investment income (loss)	0.12 (a)	0.07 (a)	0.11 (a)	0.10 (a)	(0.13)
Net realized and unrealized gain (loss)	(8.12)	(0.64)	2.69	4.17	2.95

Total from Investment Operations	(8.00)	(0.57)	2.80	4.27	2.82

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	(0.53)	(0.46)	(0.49)	(0.15)
Net realized gain	(0.35)	(1.34)	(1.53)	(0.96)	—

Total Distributions to Shareholders	(0.35)	(1.87)	(1.99)	(1.45)	(0.15)

Redemption fee(a)	—	— (b)	— (b)	— (b)	—	(b)

NET ASSET VALUE, End of Year	$11.99	$20.34	$22.78	$21.97	$19.15

TOTAL RETURN	(39.51)%	(3.32)%	13.22%	23.10%	17.13	%(c)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000’s omitted)	$36,259	$55,437	$54,280	$40,215	$30,965
Ratios to Average Net Assets:
Net investment income (loss)	0.73%	0.29%	0.49%	0.47%	(0.76)%
Net expenses	1.75%	1.75%	1.90%	2.41%	2.51%
Gross expenses(d)	2.28%	2.07%	2.28%	2.43%	2.52%
PORTFOLIO TURNOVER RATE	56%	51%	26%	56%	85%

(a)	Calculated based on average shares outstanding during the period.
(b)	Less than $0.01 per share.
(c)	The Fund’s total return calculation includes Adviser reimbursements and gains incurred on the disposal of investments inconsistent with the Fund’s nonfundamental investment policies. Excluding the effect of the net reimbursements from the Fund’s ending net asset value per share, total return for the year ended March 31, 2005, would have been 17.06%
(d)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

12

AUSTIN GLOBAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2009

Note 1. Organization

The Austin Global Equity Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. As of March 31, 2009, the Trust had twenty-eight investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on December 8, 1993. The Fund seeks capital appreciation by investing primarily in common stock and securities convertible into common stock.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation — Exchange traded securities and over-the-counter securities are valued using the last sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean of the current bid and asked prices provided by independent pricing services. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Shares of open-end mutual funds are valued at net asset value. Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “board”) if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

13

AUSTIN GLOBAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2009

The aggregate value by input level, as of March 31, 2009, for the Fund’s investments is included at the end of the Fund’s schedule of investments.

Securities Transactions, Investment Income and Realized Gain and Loss — Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

Foreign Currency — Foreign currency amounts are translated into US dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Distributions to Shareholders — Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes — The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

As of March 31, 2009, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s Federal tax returns filed in the three-year period ended March 31, 2009, remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation — The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

14

AUSTIN GLOBAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2009

Redemption Fees — A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Commitments and Contingencies — In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

New Accounting Pronouncements — In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), was issued and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. At this time, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional disclosures may be required about the use of derivative instruments and hedging items.

Note 3. Advisory Fees, Servicing Fees and Other Transactions

Investment Adviser — As of March 31, 2009, Austin Investment Management, Inc. (“Austin”) was the investment adviser to the Fund. Austin combined its operations with those of Beck, Mack & Oliver LLC (“BM&O”) in a transaction that was completed on April 10, 2009, and pursuant to shareholder approval, as of April 10, 2009, BM&O is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.50% of the Fund’s average daily net assets.

Distribution — Foreside Fund Services, LLC is the Fund’s distributor (the “Distributor”). The Distributor receives no compensation from the Fund for its distribution services. The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates.

Other Service Providers — As of June 2, 2008, as to fund accounting and fund administration, and on June 16, 2008, as to transfer agency, Atlantic provides those services to the Fund. Pursuant to an Atlantic services agreement, the Fund pays Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the previous month. The Fund’s transfer agent and fund accountant also receive certain shareholder account fees, surcharges and out-of-pocket expenses.

Atlantic provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

For the period April 1, 2008, through June 1, 2008, as to fund accounting and fund administration and through June 15, 2008, as to transfer agency, Citigroup Fund Services, LLC provided these services to the Fund.

15

AUSTIN GLOBAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2009

For the period April 1, 2008, through June 1, 2008, Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provided a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. FCS had no role in determining the investment policies of, or the securities to be purchased or sold by the Trust or the Fund. Certain officers or employees of FCS were also officers of the Trust. The Principal Executive Officer was an affiliate of the Distributor due to his ownership in the Distributor.

Trustees and Officers — The Trust pays each independent Trustee an annual retainer fee of $16,000 for service to the Trust ($20,000 for the chairman), plus $1,500 for each regular Board meeting attended ($2,500 for the chairman), $500 for each short special Board meeting attended ($750 for the chairman) and $1,500 for each major special Board meeting attended ($2,250 for the chairman). In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board Committees. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Waiver of Fees

The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses to limit total annual operating expenses to 1.75% of average daily net assets through July 31, 2009. Other fund service providers have voluntarily agreed to waive a portion of their fees. Voluntary fee waivers may be reduced or eliminated at any time. For the year ended March 31, 2009, fees waived and reimbursed were as follows:

Investment Adviser Fees Waived	Fund Service Fees Waived	Total Fees Waived
$253,816	$917	$254,733

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the year ended March 31, 2009, were $31,225,052 and $26,243,701 respectively.

16

AUSTIN GLOBAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2009

Note 6. Currency Contracts

Contracts to Purchase/(Sell)	Settlement Date	Settlement Value	Market Value at 03/31/2009	Net Unrealized Appreciation (Depreciation)
(1,158,300) CHF	10/30/09	$(1,000,000)	$(1,023,031)	$(23,031)
(655,008) EUR	06/02/09	(1,000,000)	(870,291)	129,709
(328,407) EUR	06/02/09	(500,000)	(436,346)	63,654
655,008 EUR	06/02/09	842,536	870,291	27,755
(94,920,000) JPY	10/30/09	(1,000,000)	(963,070)	36,930
(48,160,000) JPY	10/30/09	(500,000)	(488,637)	11,363
94,920,000 JPY	10/30/09	1,092,164	963,070	(129,094)

CHF Swiss Franc

EUR Euro

JPY  Japanese Yen

Note 7. Federal Income Tax and Investment Transactions

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

	2009	2008
Ordinary Income	$—	$1,609,508
Long-Term Capital Gain	1,034,286	3,103,689

Total	$1,034,286	$4,713,197

As of March 31, 2009, distributable earnings (accumulated loss) on a tax basis were as follows:

Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	$(11,860,581)
Capital and Other Losses	(2,684,990)

Total	$(14,545,571)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the tax treatment of passive foreign investment holdings and wash sales.

For tax purposes, the current year post-October loss was $2,441,438. This loss will be recognized for tax purposes on the first business day of the Fund’s next year.

As of March 31, 2009, the Fund had capital loss carryovers to offset future capital gains of $243,552, expiring in 2017.

17

AUSTIN GLOBAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2009

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2009. The following reclassification was the result of net operating losses, currency gain/loss reclassifications, partnership adjustments, passive foreign investments company transactions, and return of capital, and has no impact on the net assets of the Fund.

Accumulated Net Investment Income (Loss)	$2,475,718
Undistributed Net Realized Gain (Loss)	(55,103)
Paid-in-Capital	(2,420,615)

Note 8. Change in Independent Registered Public Accounting Firm

The Board, with the approval and recommendation of the Audit Committee, selected Briggs, Bunting & Dougherty, LLP (“BBD”) to replace Deloitte & Touche, LLP (“D&T”), as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending March 31, 2009. D&T resigned subsequent to the Board’s approval of BBD. Throughout D&T’s tenure, including the Fund’s two most recent fiscal periods, the Fund had no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, and there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934. With respect to the Fund, D&T’s audit opinions, including the past two fiscal periods, have not contained either an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and D&T on accounting principles, financial statement disclosure or audit scope, which, if not resolved to the satisfaction of D&T would have caused D&T to make reference to the disagreement in a D&T report. During the last two fiscal years of the Fund, neither the Fund nor anyone on its behalf has consulted BBD on items concerning the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Fund’s financial statements, or concerning the subject of a disagreement of the kind described in Item 304(a)(1)(iv) of Regulation S-K or reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds

and the Shareholders of the Austin Global Equity Fund

We have audited the accompanying statement of assets and liabilities of the Austin Global Equity Fund, a series of shares of beneficial interest in the Forum Funds, including the schedule of investments, as of March 31, 2009, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended March 31, 2008 and the financial highlights for each of the years in the four-year period then ended were audited by other auditors whose report dated May 28, 2008, expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2009 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Austin Global Equity Fund as of March 31, 2009, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

May 22, 2009

19

AUSTIN GLOBAL EQUITY FUND

ADDITIONAL INFORMATION (Unaudited)

MARCH 31, 2009

Investment Advisory Agreement Approval

At the December 12, 2008, Board meeting, the Board of Trustees (“Board”), including the Independent Trustees, considered the approval of a new investment advisory agreement pertaining to the Fund (the “Advisory Agreement”) between Forum Funds (“Trust”) and Beck, Mack & Oliver, LLC (the “Adviser”), which will replace Austin Investment Management, Inc., (“Austin”), as the Fund’s investment adviser pursuant to a shareholder vote on March 12, 2009. In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and Atlantic, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of Services

In considering the nature, extent and quality of the services to be provided to the Fund by the Adviser under the Advisory Agreement, the Board considered the Adviser’s representation that it is expected that the portfolio management team at Austin, which has managed the Fund since its inception, will continue to manage the Fund on behalf of the Adviser. The Board also noted the Adviser’s representation that the team would continue to provide high quality portfolio management services to the Fund under the Advisory Agreement, and that the Advisory Agreement would not effect any changes in the way the Fund is managed. The Board also considered the Adviser’s representation that it has adequate staffing levels to service the Fund and will be proactive in taking necessary steps to ensure that adequate staffing levels are maintained as the Fund grows. The Board considered that, under the Adviser’s management, the Fund would likely benefit from the Adviser’s additional resources, and, in the future, from potentially lower Fund expenses as a result of having a larger asset base. In this regard, the Board noted the Adviser’s representation that resources available to service the Fund would not diminish in any way, but rather would be enhanced in various respects. The Board also considered the Adviser’s representation that it would seek greater presence on third party broker-dealer platforms and increased assets. The Board concluded that the approval of the Advisory Agreement, and the transition of the Fund’s management to the Adviser, would provide for continuity in the day-to-day management of the Fund, and that the Adviser has sufficient resources to ensure continuation of Fund operations under the Advisory Agreement. The Board also concluded that the scope and quality of services to be provided to the Fund under the Advisory Agreement will be at least equivalent to the scope and quality of services provided in the past by Austin. Overall, the Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Fund by the Adviser.

Performance

In connection with a presentation by the Adviser regarding its proposed approach to managing the Fund, the Board considered the Fund’s performance. In this regard, the Board noted the Adviser’s representation that it would maintain the current portfolio management staff and approach. The Board noted the Fund’s performance and noted that the Fund had

20

AUSTIN GLOBAL EQUITY FUND

ADDITIONAL INFORMATION (Unaudited)

MARCH 31, 2009

outperformed its MSCI World Index benchmark for the one-year, three-year and five-year periods ended September 30, 2008. After discussion of the Fund’s performance relative to its peers and benchmark, the Board concluded that the Fund’s performance was acceptable.

Costs of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and profitability with respect to the Fund. The Board also considered the Adviser’s financial information. The Board concluded that the level of profits attributable to management of the Fund would be reasonable in light of the fact that the services provided and the fee rate charged previously to the Fund would not change and the Board concluded that the expected level of profits attributable to management of the Fund would be reasonable. Additionally, the Board concluded that the Adviser was sufficiently financially stable to provide services to the Fund.

Expense Limitation Arrangement

The Board noted that Austin had contractually agreed through at least July 31, 2009, to waive a portion of its fees and reimburse Fund expenses in order to limit the Fund’s total annual operating expenses to 1.75% of average daily net assets. The Board considered that the Adviser indicated that it would maintain such contractual expense limitation arrangement for the Fund through the same period; thus, Fund expenses will not increase under the Advisory Agreement.

Compensation and Economies of Scale

Among other things, the Board considered the Adviser’s proposed compensation for providing advisory services to the Fund and analyzed comparative information on fees and total expenses of similar mutual funds. The Board noted that the advisory fee rate would not change under the Advisory Agreement. Based on the foregoing, and all other facts and circumstances, the Board concluded that the Adviser’s advisory fee rate to be charged to the Fund was reasonable.

Continuity of Service Providers

The Board considered that following the engagement of the Adviser, Atlantic would continue to serve as the Fund’s administrator, transfer agent, and fund accountant, and to provide compliance services to the Fund under existing contracts. The Board also considered that the Fund’s distributor, Foreside, would remain the same. Based on the foregoing, the Board concluded that there would be continuity in the services provided to the Fund.

Other Benefits

The Board noted the Adviser’s representation that except for management fees received from the Fund, the Adviser would not realize any other benefits from its relationship with the Fund. Under the circumstances, including the foregoing representation, the Board concluded that other anticipated benefits to be received by the Adviser would not be a material factor to consider in approving the Advisory Agreement.

21

AUSTIN GLOBAL EQUITY FUND

ADDITIONAL INFORMATION (Unaudited)

MARCH 31, 2009

Conclusion

Based upon its review, the Board concluded that the overall arrangement between the Fund and the Adviser is fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment and that approval of the Advisory Agreement would be in the best interests of the Fund and its shareholders. The Board, including the Independent Trustees, approved the Advisory Agreement, subject to its approval by the Fund’s shareholders.

Shareholder Proxy Vote

At a special meeting of shareholders, held on March 12, 2009, shares were voted as follows on the proposal presented to shareholders:

To approve a new Investment Advisory Agreement between the Trust and Beck, Mack & Oliver, LLC with respect to the Fund:

For	Against	Abstain
1,814,800	6,612	2,139

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 754-8759 and on the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30, is available, without charge and upon request, by calling (800) 754-8759 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

Shareholder Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from October 1, 2008, through March 31, 2009.

22

AUSTIN GLOBAL EQUITY FUND

ADDITIONAL INFORMATION (Unaudited)

MARCH 31, 2009

Actual Expenses — The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes — The second line of the following table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During Period*
Actual	$1,000.00	$709.18	$7.46
Hypothetical (5% return before expenses)	$1,000.00	$1,016.21	$8.80

*	Expenses are equal to the Fund’s annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

Special 2009 Tax Information

The Fund elects in accordance with Section 853 of the Internal Revenue code to pass through to its shareholders the credit for taxes paid in foreign countries during its fiscal year ended March 31, 2009. In accordance with the current tax laws, the foreign source income and foreign taxes are $991,931 and $103,878, respectively.

23

AUSTIN GLOBAL EQUITY FUND

ADDITIONAL INFORMATION (Unaudited)

MARCH 31, 2009

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for shareholders. The following table provides information about each Board member and certain officers of the Trust. The Trustees listed below also serve in the capacities noted below for Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. Mr. Keffer is also an Interested Director of Wintergreen Fund, Inc. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine, 04101, unless otherwise indicated. Each Trustee oversees twenty-eight portfolios in the Trust. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 754-8759.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Compliance Committee, Nominating Committee and Qualified Legal Compliance Committee	Trustee since 1989 (Chairman since 2004)	Retired; Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002-2003; Partner, Thelen Reid & Priest LLP (law firm) 1995-2002.
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University (effective 2006); Professor of Economics, University of California-Los Angeles 1992-2006.
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.
Interested Trustee
John Y. Keffer[1] Born: 1942	Trustee; Chairman, Contracts Committee	Since 1989	Chairman, Atlantic Fund Administration, LLC since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company) since 1997; President, Citigroup Fund Services, LLC (Citigroup) 2003-2005; President, Forum Financial Group, LLC (“Forum”) (a fund services company acquired by Citibank, N.A.) 1986-2003.
[1]

Since 1997, John Y. Keffer has been president and owner of Forum Trust, LLC, a state chartered, non-depository bank; and vice chairman and trustee of the Trust. Atlantic Fund Administration, LLC, is a subsidiary of Forum Trust, LLC.

24

AUSTIN GLOBAL EQUITY FUND

ADDITIONAL INFORMATION (Unaudited)

MARCH 31, 2009

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since June 2008	President, Atlantic Fund Administration, LLC since 2008; Director, Consulting Services, Foreside Fund Services, January 2007-September 2007; Elder Care June 2005-December 2006; Director, Fund Accounting, Citigroup December 2003-May 2005; Director/Senior Manager/Manager, Accounting, Forum Financial Group April 1992-November 2003; Auditor, Ernst & Young May 1988-March 1992.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since July 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup December 2003-July 2008; Senior Manager, Support and Fund Accounting, Forum Financial Group, August 1994-December 2003.
Gale Bertrand Born: 1964	Vice President	Since July 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Department Manager/Senior Vice President, Enterprise Support Services, Citigroup December 2003-July 2008; Director, Support, Senior Manager Fund Accounting, Forum Financial Group, March 1990-December 2003.
Lina Bhatnagar Born: 1971	Secretary	Since June 2008	Senior Administration Specialist, Atlantic Fund Administration, LLC since May 2008; Regulatory Administration Specialist, Citigroup, June 2006 - May 2008; Money Market/Short Term Trader, Wellington Management, 1996-2002.

25

FOR MORE INFORMATION

Investment Adviser

Austin Investment Management, Inc.

520 Madison Avenue, 28th Floor

New York, New York 10022

www.austininvest.com

Transfer Agent

Atlantic Fund Administration, LLC

P.O. Box 588

Portland, ME 04112

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

Austin Global Equity Fund

P.O. Box 588

Portland, ME 04112

(800) 754-8759

www.austininvest.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

229-AR-0309

HARD CURRENCY FUND

ASIAN CURRENCY FUND

ANNUAL REPORT	MARCH 31, 2009

1

A MESSAGE TO OUR SHAREHOLDERS

MARCH 31, 2009

Dear Shareholder,

We are pleased to present you with the annual report for both the Merk Hard Currency Fund (MERKX) and Merk Asian Currency Fund (MEAFX) (collectively referred to as the “Funds”) for the year ended March 31, 2009.

Both Funds’ objective is to seek to protect against the depreciation of the U.S. dollar relative to other currencies.

The Merk Hard Currency Fund

Merk Hard Currency Fund shares posted a return of -13.01% for the fiscal year ended March 31, 2009 (“MERKX reference period”). In comparison, the J.P. Morgan 3-Month Global Cash Index (“MERKX reference basket”) returned -12.20% during the MERKX reference period. As of March 31, 2009, the Fund had an annualized return of 4.09% since inception on May 10, 2005. This compares to an annualized return of 3.42% for the MERKX reference basket. It should be noted that the results are not directly comparable, as the Fund does not try to match the composition of the MERKX reference basket.

The Fund’s performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Please visit www.merkfund.com for most recent month end performance. The Fund’s expense ratio is 1.30%.

The Fund’s performance is foremost influenced by changes in the exchange rates of currencies to which the Fund has exposure. The following is a discussion of the top holdings of the Fund, as calculated by percentage of net assets on March 31, 2009. The Fund’s largest exposure was 23.9% to the euro, which returned -16.10% from 1.5804 to 1.3260 versus the U.S. dollar during the MERKX reference period. The Fund had a 17.4% exposure to the Norwegian krone, which returned -24.57% from 5.0856 to 6.7422 versus the U.S. dollar during the MERKX reference period. The Fund had a 14.8% exposure to the Australian dollar, which returned -24.19% versus the U.S. dollar from 0.9129 to 0.6921 during the MERKX reference period. The Fund’s fourth largest exposure was 14.6% to the Canadian dollar, which returned -18.48% versus the U.S. dollar from 1.0272 to 1.2601 during the MERKX reference period. The Fund also had a 14.4% exposure to gold. The spot gold price returned -0.55% from $924.30 per troy ounce to $919.20 per troy ounce during the MERKX reference period.1*

We adapt the currency allocations as our analysis of monetary policies and economic environments evolve. To give you an indication of the evolution of the Fund’s currency exposure, the Fund’s top exposures on March 31, 2008 were the euro with 39.1%; the Canadian dollar with 16.9%; the Swiss franc with 15.8% and gold with 7.7%.

The Fund seeks exposure to gold, as it is the only currency with intrinsic value, and as such, is the ultimate “hard currency” in our view. Tax rules limit the amount of gross income a mutual fund may derive from commodities such as gold, so that during periods of prolonged out-performance of gold versus other Fund securities, the Fund may adjust its gold exposure to comply with applicable rules.

Under normal market conditions, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in “hard currency” denominated investments. The discussion of top holdings of the Fund focuses on currency exposure because the underlying investments are typically short-term money market instruments with only minor fluctuations in market prices. The Fund did not observe any extraordinary price moves of underlying securities during the height of the financial crisis, although currency fluctuations were elevated.

The Merk Asian Currency Fund

Merk Asian Currency Fund shares posted a cumulative return of -4.70% since inception on April 1, 2008 through March 31, 2009 (“MEAFX reference period”). In comparison, the Citigroup US Three-Month Treasury Bill Index (“MEAFX reference basket”) posted a return of 1.13% for the fiscal year ended March 31, 2009.2 It should be noted that the results are not directly comparable, as the Fund does not try to match the composition of the MEAFX reference basket.

The Fund’s performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Please visit www.merkfund.com for most recent month end performance. The Fund’s expense ratio is 1.30%.

1 MERKX gains its gold exposure through SPDR Gold Shares and gold futures.

2 It is important to note that the inception date of the Merk Asian Currency Fund is April 1, 2008 and, therefore, that the posted return for the Fund is for the MEAFX reference period whereas the posted return for the MEAFX reference basket is for the period March 31, 2008 – March 31, 2009.

2

A MESSAGE TO OUR SHAREHOLDERS

MARCH 31, 2009

The Fund’s performance is foremost influenced by changes in the exchange rates of currencies to which the Fund has exposure. The following is a discussion of the top holdings of the Fund, as calculated by percentage of net assets on March 31, 2009. The Fund’s largest exposure was 72.3% to the Chinese renminbi, which rose by 2.64% from 7.0135 to 6.8330 versus the U.S. dollar during the MEAFX reference period. The Fund had a 5.2% exposure to the Singapore dollar, which returned -9.35% from 1.3785 to

1.5207 versus the U.S. dollar during the MEAFX reference period. The Fund had a 4.9% exposure to the Hong Kong dollar, which rose 0.48% versus the U.S. dollar from 7.7867 to 7.7497 during the MEAFX reference period.*

Under normal market conditions, the Merk Asian Currency Fund invests at least 80% of the value of its net assets in securities or instruments that provide exposure to Asian currencies. The discussion of top holdings of the Fund focuses on currency exposure because the underlying investments are typically short-term money market instruments with only minor fluctuations in market prices. Since its launch, the Merk Asian Currency Fund has bought U.S. T-Bills, supplemented by forward contracts to gain exposure to Asian currencies.

Market Analysis and Insights

Back in 2003, we were publicly discussing major inflationary and deflationary forces that, in our analysis, would weigh on the markets for years to come (please visit www.merkfund.com to read our Merk Insights archive). By 2004, it was clear to us that U.S. fiscal and monetary policies had planted seeds that may pose risks to the dollar for years to come. We decided to re-engineer our company to allow investors to diversify their portfolios by adding a hard currency component. The Merk Hard Currency Fund (MERKX) was launched in 2005 as a no-load mutual fund with pure play on hard currencies. Similarly, when pressures mounted in Asia to revalue their currencies, we launched the Merk Asian Currency Fund (MEAFX) on April 1, 2008.

A major challenge for central banks and policy makers alike is how to respond to the present financial crisis. In our assessment, the actions taken thus far have by and large succeeded in stabilizing financial institutions and averting a disorderly collapse in markets around the globe. However, we believe current policy decisions, while well intentioned, go beyond the initial scope of mitigating a potential financial disaster, flowing into a murky world of credit allocation and nationalization, which may result in significant unintended consequences.

Take, as an example, the Federal Reserve’s (Fed) initiative to buy up to an additional $750 billion dollars worth of agency mortgage-backed securities (MBS) under the premise of supporting mortgage lending and the housing market (announced in March 2009). While this action may only serve to delay a housing market correction by artificially supporting home prices over the short-term, of greater concern are the much wider potential economic ramifications of such a move. By taking this action, the Fed is not only explicitly involved in credit allocation to a specific sector of the economy (which is traditionally not part of monetary, but fiscal policy), but the level of inflexibility this inherently builds into the Fed is rather concerning.

The announcement takes the Fed’s total pledged commitment of MBS asset purchases to as much as $1.25 trillion dollars in 2009 alone. To put this in context, the total size of the Fed’s balance sheet before the crisis began was approximately $870 billion. Economics teaches us that substantial increases in money supply may lead to a devaluation of a currency’s purchasing power, or inflation, all else equal. Printing money to purchase up to $1.25 trillion dollars of MBS assets (not to mention the scaling up of Treasury Bond purchases) certainly increases the money supply if no offsetting action is undertaken. The issue right now is that “all else” is not equal. The velocity of money – the speed at which money moves within the economy – has slowed down as a consequence of the global credit crisis. Put simply, banks aren’t lending as much as they used to; consumers aren’t spending as much as they used to. Slower velocity dampens the inflationary impacts of increased money supply, and thus the inflationary impact of such measures is presently moderated. We consider it is only time, however, before the flow of credit thaws and the velocity of money increases once more. Combined with commodity prices, which may have bottomed out, the topic of inflation has likely been the subject of much debate at the Fed.

Correspondingly, we have growing concerns over the level of inflexibility the very purchase of MBS assets inherently builds into the Fed’s ability to counteract adverse economic developments. Unlike other asset purchases and initiatives recently undertaken by the Fed, MBS are much longer-term and relatively illiquid. Thus we consider the Fed will find it difficult to reverse its position in these assets should market conditions (or the Fed) deem this necessary. Indeed, the Fed may need to reverse many, if not all, of the positions it has recently built up over an extremely short period of time should market conditions warrant. The Fed has stated it intends to hold these securities until maturity. While this stance may be reversed in the future, we consider it unlikely that the Fed will engage in large-scale MBS sales due to liquidity issues. Moreover, large-scale sales may drive yields up, hampering a recovery in the housing market.

As such, we consider the Fed may have its hands tied should inflation break out. It seems unlikely the Fed could significantly tighten monetary policy without causing yet another collapse in economic spending. On the other hand, perhaps the Fed (or at least Fed Chairman Bernanke) wishes for inflation. Inflation may bail out those with debt, and by any measure, U.S. consumers are

3

A MESSAGE TO OUR SHAREHOLDERS

MARCH 31, 2009

saddled with it. By inducing inflation, fewer homeowners may be underwater, for if all other prices rise, the relative value of personal (and corporate) debt obligations fall. In our assessment, this would be a dangerous road to proceed on, and specifically may go against the mandate of the Fed. We interpret Bernanke’s speeches, publications and testimonies in Congress to be critical of the Fed’s actions in being too hesitant to allow inflation in the Great Depression.

We believe another consequence of the Fed buying Treasury Bonds and agency securities is that the prices of these securities no longer reflect free market dynamics. As a result, rational buyers may consider these securities overvalued and reduce their appetite to buy them. If foreign buying is reduced as a result of the Fed’s interference in the markets, it may have negative implications for the U.S. dollar.

While no one has a crystal ball to foresee how the present financial crisis will play out, where there are challenges, there are also potential opportunities. We believe investors may want to consider taking a diversified approach to something as mundane as cash. Within this context, the Funds will continue to seek to profit from a decline in the U.S. dollar by investing in baskets of hard and Asian currencies. In our opinion, select foreign countries may be better equipped than the U.S. to fend off inflation. Investors may want to consider whether continued diversification into the Merk Hard Currency Fund and Merk Asian Currency Funds is an appropriate way to diversify their portfolios.

We invite you to read more about our Funds and sign up for our periodic newsletter at www.merkfund.com.

Sincerely,

Axel G. Merk

The views in this report were those of the Funds’ Manager as of March 31, 2009 and may not reflect the views of the Manager on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Funds in understanding their investments in the Funds and do not constitute investment advice.

Since the Funds primarily invest in foreign currencies, changes in currency exchange rates will affect the value of what the respective Funds own and the price of the Funds’ shares. Investing in foreign instruments bears a greater risk than investing in domestic instruments for reasons such as volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets. The Funds are subject to interest rate risk, which is the risk that debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. As a non-diversified fund, the Merk Hard Currency Fund will be subject to more investment risk and potential for volatility than a diversified fund because its portfolio may, at times, focus on a limited number of issuers. The Funds may also invest in derivative securities, which can be volatile and involve various types and degrees of risk.

The J.P. Morgan 3-Month Global Cash Index tracks total returns of 3-month constant maturity euro-currency deposits. The euro-currency deposits are the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality. The Citigroup US Three-Month Treasury Bill Index measures return equivalents of yield averages that are not marked to market and consists of the last three three-month Treasury bill month-end rates. The indices are unmanaged. It is not possible to invest directly in an index, nor is an index representative of the Funds’ portfolios.

Neither JPMorgan nor Citigroup sponsors, endorses or promotes the Merk Hard Currency Fund or the Merk Asian Currency Fund in connection with any reference to the J.P. Morgan 3-Month Global Cash Index or the Citigroup US Three Month Treasury Bill Index. Neither JPMorgan nor Citigroup makes any representation or warranty, express or implied regarding the advisability of investing in securities generally or in any product particularly or the ability of the JPMorgan Index or the Citigroup Index, respectively, to track general bond market performance.

* Source for exchange rates listed in this letter: www.xe.com/ict.

4

PERFORMANCE CHART & ANALYSIS

MARCH 31, 2009

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Merk Hard Currency Fund (the “Fund”) compared with the performance of the J.P. Morgan Global 3-Month Cash Index, since inception. The J.P. Morgan Global 3-Month Cash Index tracks total returns of 3-month constant maturity euro-currency deposits. The euro-currency deposits are the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio.

The Fund’s performance represents past performance and is no guarantee of future results. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most recent month-end performance, please call (866) 637-5386 or visit www.merkfund.com.

Merk Hard Currency Fund vs. J.P. Morgan 3-Month Global Cash Index

Investment Value on 03/31/09:
Merk Hard Currency Fund	$11,686
J.P. Morgan Global 3-Month Global Cash Index	$11,397

Average Annual Total Return as of 03/31/09:	One Year		Since Inception (05/10/05)
Merk Hard Currency Fund	(13.01%	)	4.09%
J.P. Morgan Global 3-Month Global Cash Index	(12.20%	)	3.42%

5

PERFORMANCE CHART & ANALYSIS

MARCH 31, 2009

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Merk Asian Currency Fund (the “Fund”) compared with the performance of the Citigroup US Three-Month Treasury Bill Index, since inception. The Citigroup US Three-Month Treasury Bill Index measures return equivalents of yield averages that are not marked to market and consists of the last three three-month Treasury bill month-end rates. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio.

The Fund’s performance represents past performance and is no guarantee of future results. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the most recent month-end performance, please call (866) 637-5386 or visit www.merkfund.com.

Merk Asian Currency Fund vs. Citigroup US Three-Month Treasury Bill Index

Investment Value on 03/31/09:
Merk Asian Currency Fund	$9,530
Citigroup US Three-Month Treasury Bill Index	$10,113

Average Annual Total Return as of 03/31/09:	Since Inception (04/01/08)*
Merk Asian Currency Fund	(4.70%	)
Citigroup US Three-Month Treasury Bill Index	1.13%

*	Return for the Citigroup US Three-Month Treasury Bill Index is for the period March 31, 2008 – March 31, 2009.

6

MERK HARD CURRENCY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2009

Principal	Security Description	Currency	Rate	Maturity	Value in USD

Foreign Bonds - 58.0%

Regional Agency - Canada - 3.1%
10,000,000	Alberta Treasury Branches	CAD	4.10%	06/01/11	$8,344,702

Non-US Government - Australia - 9.8%
37,000,000	Australian Government Series 909	AUD	7.50	09/15/09	26,294,860

Regional Agency - Australia - 4.7%
18,000,000	Queensland Treasury Corp. Series 096	AUD	6.00	07/14/09	12,627,329

Regional Authority - Canada - 8.6%
14,000,000	Province of British Columbia	CAD	5.70	06/01/09	11,200,777
15,000,000	Province of Ontario Series MTN (a)	CAD	1.86	07/15/11	11,914,935

					23,115,712

Non-US Government - Finland - 4.5%
9,000,000	Finland Government Bond	EUR	5.00	04/25/09	11,982,285

Non-US Government - New Zealand - 3.5%
16,000,000	New Zealand Government Bond Series 709	NZD	7.00	07/15/09	9,228,620

Non-US Government - Norway - 16.5%
297,000,000	Norwegian Government	NOK	5.50	05/15/09	44,346,357

Non-US Government - Switzerland - 7.3%
21,500,000	Switzerland Government	CHF	3.50	08/07/10	19,648,824

Total Foreign Bonds (Cost $158,618,241)					155,588,689

Foreign Treasury Securities - 23.8%

Non-US Government - Belgium - 4.5%
2,000,000	Belgium Treasury Certificate (b)	EUR	1.65	05/14/09	2,654,729
7,000,000	Belgium Treasury Certificate (b)	EUR	1.39	04/16/09	9,296,192

					11,950,921

Non-US Government - Canada - 2.7%
9,000,000	Canadian Treasury Bill (b)	CAD	0.36	04/02/09	7,138,182

Non-US Government - France - 4.5%
4,000,000	French Discount Treasury Bill (b)	EUR	0.71	05/07/09	5,310,526
5,000,000	French Discount Treasury Bill (b)	EUR	1.01	04/16/09	6,640,282

					11,950,808

Non-US Government - Germany - 4.7%
9,500,000	German Treasury Bill Series 1008 (b)	EUR	0.33	04/22/09	12,619,170

Non-US Government - Japan - 3.0%
800,000,000	Japan Financing Bill Series 565 (b)	JPY	0.22	05/07/09	8,080,291

Non-US Government - Netherlands - 4.4%
9,000,000	Dutch Treasury Certificate (b)	EUR	1.54-1.91	06/30/09	11,939,344

Total Foreign Treasury Securities (Cost $63,480,997)					63,678,716

See Notes to Financial Statements	7

MERK HARD CURRENCY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2009

Principal	Security Description	Currency	Rate	Maturity	Value in USD

US Treasury Bills - 1.5%

US Government
4,000,000	U.S. Treasury Bill (b)	USD	0.06%	04/16/09	$3,999,900

Total US Treasury Bills (Cost $3,999,900)					3,999,900

Shares

Exchange Traded Fund - 11.9%
352,900	SPDR Gold Trust (Cost $32,373,937)				31,859,812

Total Investments - 95.2% (Cost $258,473,075)*					$255,127,117

Foreign Currencies - 2.9%:
Australian Dollar - 0.2%					428,017
British Sterling Pound - 0.0%					553
Canadian Dollar - 0.1%					253,168
Euro - 0.6%					1,586,529
Japanese Yen - 0.0%					2,167
New Zealand Dollar - 0.0%					25,617
Norwegian Krone - 1.5%					4,134,275
Swedish Krona - 0.0%					5,447
Swiss Franc - 0.5%					1,466,630

Total Foreign Currencies (Cost $8,049,011)					7,902,403

Other Assets and Liabilities, Net - 1.9%					5,067,281

NET ASSETS - 100.0%					$268,096,801

(a)	Variable rate security. Rate presented is as of March 31, 2009.
(b)	Rates shown are annualized yields at time of purchase.

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
JPY	Japanese Yen
NOK	Norwegian Krona
NZD	New Zealand Dollar
USD	United States Dollar
MTN	Medium Term Note

At March 31, 2009, the Fund held the following futures contracts:

Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Depreciation
74	Gold 100 Oz. Future	June 30, 2009	$6,845,000	$(52,740)

*	Cost for Federal income tax purposes is $258,556,548 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$4,120,679
Gross Unrealized Depreciation	(7,550,110)

Net Unrealized Appreciation (Depreciation)	($3,429,431)

See Notes to Financial Statements	8

MERK HARD CURRENCY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2009

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to Note 2 – Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$31,859,812	$(52,740)
Level 2 – Other Significant Observable Inputs	223,267,305	-
Level 3 – Significant Unobservable Inputs**	-	-

Total Investments	$255,127,117	$(52,740)

**	Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of Level 3 assets (at either the beginning or the ending of the period) for which significant unobservable inputs were used to determine fair value.

Investments in Securities
Balance as of 03/31/2008	$15,040,486
Accrued Accretion/(Amortization)	-
Change in Unrealized Appreciation/(Depreciation)	(121,665)
Net Purchase/(Sales)	(14,918,821)
Transfers In/(Out)	-

Balance as of 03/31/09	$-

PORTFOLIO HOLDINGS

% of Total Investments and Foreign Currencies

Foreign Bonds	59.2%
Treasury Securities	25.7%
Exchange Traded Fund	12.1%
Foreign Currencies	3.0%

Total	100.0%

See Notes to Financial Statements	9

MERK ASIAN CURRENCY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2009

Principal	Security Description	Rate	Maturity	Value in USD

US Treasury Bills (a) - 89.9%
$7,000,000	U.S. Treasury Bill	0.84%	05/21/09	$6,998,396
6,000,000	U.S. Treasury Bill	0.57	06/04/09	5,998,134
7,000,000	U.S. Treasury Bill	0.29	06/25/09	6,997,522
10,000,000	U.S. Treasury Bill	0.35	07/30/09	9,992,000
13,000,000	U.S. Treasury Bill	0.50	08/27/09	12,984,764

Total US Treasury Bills (Cost $42,943,088)				42,970,816

Total Investments - 89.9% Cost ($42,943,088)*				$42,970,816

Net Unrealized Gain on Forward Currency Contracts - 0.4%				208,412

Other Assets and Liabilities, Net - 9.7%				4,631,205

NET ASSETS - 100.0%				$47,810,433

(a)	Rates shown are annualized yields at time of purchase.
*	Cost for Federal income tax purposes is $43,098,875 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$80,353
Gross Unrealized Depreciation	-

Net Unrealized Appreciation (Depreciation)	$80,353

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to Note 2 – Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$-	$-
Level 2 – Other Significant Observable Inputs	42,970,816	208,412
Level 3 – Significant Unobservable Inputs	-	-

Total Investments	$42,970,816	$208,412

*	Other Financial Instruments include forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

PORTFOLIO HOLDINGS

% of Total Investments

U.S. Treasury Bills	100%

See Notes to Financial Statements	10

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2009

	Merk Hard Currency Fund	Merk Asian Currency Fund
ASSETS
Total investments, at value (Cost $258,473,075 and $42,943,088, respectively)	$255,127,117	$42,970,816
Foreign currency (Cost $8,049,011 and $0, respectively)	7,902,403	-
Cash	6,357,736	3,877,867
Unrealized gain on forward currency contracts	-	359,371
Deposits with brokers for margin on futures contracts	363,140	-
Receivables:
Fund shares sold	1,246,714	828,927
Investment securities sold	4,348,494	-
Interest and dividends	4,491,350	182
Variation margin	54,020	-
Other assets	1,507	277

Total Assets	279,892,481	48,037,440

LIABILITIES
Unrealized loss on forward currency contracts	-	150,959
Payables:
Investment securities purchased	10,859,846	-
Fund shares redeemed	428,111	30,841
Other payables	253,488	-
Accrued liabilities:
Investment adviser fees	190,965	33,473
Distribution fees	53,623	9,781
Other expenses	9,647	1,953

Total Liabilities	11,795,680	227,007

NET ASSETS	$268,096,801	$47,810,433

COMPONENTS OF NET ASSETS
Paid-in capital	$285,356,444	$47,793,146
Accumulated net investment income (loss)	(16,326,387)	(218,853)
Accumulated net realized gain (loss)	2,569,423	-
Unrealized appreciation (depreciation)	(3,502,679)	236,140

NET ASSETS	$268,096,801	$47,810,433

SHARES OF BENEFICIAL INTEREST at $0.000 PAR VALUE (unlimited shares authorized)	25,722,207	5,017,918

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.42	$9.53

See Notes to Financial Statements	11

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2009

	Merk Hard Currency Fund	Merk Asian Currency Fund
INVESTMENT INCOME
Interest income (net foreign withholding taxes of $193,089 and $0, respectively)	$8,393,681	$578,235

EXPENSES
Investment adviser fees	3,130,896	397,153
Interest expense (Note 6)	52,153	201
Distribution fees	782,723	99,288
Transfer agency fees	156,544	19,858
Trustees’ fees and expenses	10,843	1,371

Total Expenses	4,133,159	517,871
Fees waived or reimbursed	(10,843)	(1,371)

Net Expenses	4,122,316	516,500

NET INVESTMENT INCOME (LOSS)	4,271,365	61,735

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(32,658,283)	1,933
Futures	465,344	-
Foreign currency transactions	(8,494,242)	(2,556,008)

Net Realized Gain (Loss)	(40,687,181)	(2,554,075)

Net change in unrealized appreciation (depreciation) on:
Investments	(18,540,530)	27,728
Futures	(52,740)	-
Foreign currency translations	(598,572)	208,412

Net Change in Unrealized Appreciation (Depreciation)	(19,191,842)	236,140

NET REALIZED AND UNREALIZED GAIN (LOSS)	(59,879,023)	(2,317,935)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(55,607,658)	$(2,256,200)

See Notes to Financial Statements	12

STATEMENTS OF CHANGES IN NET ASSETS

	Merk Hard Currency Fund		Merk Asian Currency Fund
		Shares		Shares
NET ASSETS MARCH 31, 2007	$75,449,075		$-

OPERATIONS
Net investment income (loss)	4,459,427		-
Net realized gain (loss)	17,368,549		-
Net change in unrealized appreciation (depreciation) on investments	14,363,142		-

Increase (Decrease) in Net Assets Resulting from Operations	36,191,118		-

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(16,258,100)		-
Net realized gain on investments	(662,137)		-

Total Distributions to Shareholders	(16,920,237)

CAPITAL SHARE TRANSACTIONS
Sale of shares	429,736,423	36,486,417	-	-
Reinvestment of distributions	16,072,772	1,362,756	-	-
Redemption of shares	(137,713,220)	(11,770,844)	-	-

Increase (Decrease) from Capital Share Transactions	308,095,975	26,078,329	-	-

Increase (Decrease) in Net Assets	327,366,856		-

NET ASSETS MARCH 31, 2008 (Including line (a))	$402,815,931		$-

OPERATIONS
Net investment income (loss)	4,271,365		61,735
Net realized gain (loss)	(40,687,181)		(2,554,075)
Net change in unrealized appreciation (depreciation) on investments	(19,191,842)		236,140

Increase (Decrease) in Net Assets Resulting from Operations	(55,607,658)		(2,256,200)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(3,114,602)		-
Net realized gain on investments	(2,061,302)		-

Total Distributions to Shareholders	(5,175,904)		-

CAPITAL SHARE TRANSACTIONS
Sale of shares	338,428,219	29,690,090	88,431,529	8,993,964
Reinvestment of distributions	4,929,480	418,117	-	-
Redemption of shares	(417,293,267)	(37,500,503)	(38,364,896)	(3,976,046)

Increase (Decrease) from Capital Share Transactions	(73,935,568)	(7,392,296)	50,066,633	5,017,918

Increase (Decrease) in Net Assets	(134,719,130)		47,810,433

NET ASSETS MARCH 31, 2009 (Including line (b))	$268,096,801		$47,810,433

(a) Accumulated net investment income (loss), March 31, 2008	$2,892,940		$-

(b) Accumulated net investment income (loss), March 31, 2009	$(16,326,387)		$(218,853)

See Notes to Financial Statements	13

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	Year Ended March 31, 2009	Year Ended March 31, 2008	Year Ended March 31, 2007	May 10, 2005 (a) through March 31, 2006
MERK HARD CURRENCY FUND

NET ASSET VALUE, Beginning of Period	$12.16	$10.72	$9.95	$10.00

INVESTMENT OPERATIONS
Net investment income (loss) (b)	0.15	0.28	0.20	0.09
Net realized and unrealized gain (loss)	(1.71)	1.92	0.93	(0.13	) (c)

Total from Investment Operations	(1.56)	2.20	1.13	(0.04)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.10)	(0.73)	(0.36)	-
Net realized gain	(0.08)	(0.03)	- (d)	(0.01)

Total Distributions	(0.18)	(0.76)	(0.36)	(0.01)

NET ASSET VALUE, End of Period	$10.42	$12.16	$10.72	$9.95

TOTAL RETURN	(13.01)%	21.02%	11.45%	(0.40)%	(e)

RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$268,097	$402,816	$75,449	$10,643
Ratios to Average Net Assets:
Net Expenses	1.31%	1.30%	1.30%	1.30%	(f)
Gross Expenses (g)	1.32%	1.31%	1.31%	1.31%	(f)
Net investment income (loss)	1.36%	2.40%	1.93%	1.04%	(f)

PORTFOLIO TURNOVER RATE	27%	51%	29%	0%	(e)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Per share amount does not reflect the actual net realized and unrealized gain/loss for the period due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.
(d)	Less than $0.01 per share.
(e)	Not annualized.
(f)	Annualized.
(g)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements	14

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout the period.

	April 1, 2008 (a) through March 31, 2009
MERK ASIAN CURRENCY FUND

NET ASSET VALUE, Beginning of Period	$10.00

INVESTMENT OPERATIONS
Net investment income (loss) (b)	0.01
Net realized and unrealized gain (loss)	(0.48)

Total from Investment Operations	(0.47)

NET ASSET VALUE, End of Period	$9.53

TOTAL RETURN	(4.70)%	(c)

RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$47,810
Ratios to Average Net Assets:
Net Expenses	1.30%	(d)
Gross Expenses (e)	1.30%	(d)
Net investment income (loss)	0.16%	(d)

PORTFOLIO TURNOVER RATE	0%	(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements	15

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2009

NOTE 1.  Organization

The Merk Hard Currency Fund and Merk Asian Currency Fund (individually, a “Fund” and, collectively, the “Funds”) are non-diversified and diversified portfolios of Forum Funds (the “Trust”), respectively. The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. As of March 31, 2009, the Trust had twenty-eight investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Each Fund currently offers Investor Shares. Merk Hard Currency Fund seeks to protect against the depreciation of the U.S. dollar relative to other currencies. Merk Asian Currency Fund seeks to protect against the depreciation of the U.S. dollar relative to Asian currencies. Merk Hard Currency Fund commenced operations on May 10, 2005. Merk Asian Currency Fund commenced operations on April 1, 2008.

NOTE 2.  Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation – Exchange traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of open-end mutual funds are valued at net asset value. Futures contracts listed for trading on a securities exchange or board of trade shall be valued at the last quoted sales price or in the absence of a sale at the mean of the last bid and asked prices. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Funds value their investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.

The Funds have a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical assets

Level 2 – other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of March 31, 2009, for each Fund’s investments is included at the end of each Fund’s schedule of investments.

Securities Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on trade date. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. All premiums and discounts are amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into US dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

16

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2009

The Funds may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts – The Funds may purchase future contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Restricted Securities – The Funds may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by the Funds is included in the Schedule of Investments, if applicable.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly and distributions to shareholders of capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Funds, timing differences and differing characterizations of distributions made by the Funds.

Federal Taxes – The Funds intend to qualify each year as regulated investment companies under Subchapter M of the Internal Revenue Code and distribute all their taxable income. In addition, by distributing in each calendar year substantially all their net investment income and capital gains, if any, the Funds will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

As of March 31, 2009, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Merk Hard Currency Fund’s Federal tax returns filed in the three-year period ended March 31, 2009 remain subject to examination by the Internal Revenue Service. The Merk Asian Currency Fund’s Federal tax return filed for the period ended March 31, 2009, will be subject to examination by the Internal Revenue Service.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, the Funds enter into contracts that provide general indemnifications by the Funds to the counterparty to the contract. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

New Accounting Pronouncements – In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), was issued and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds’ use of accounting for derivative instruments and the effect of derivative instruments on the Funds’ results of operations and financial position. At this time, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional disclosures may be required about the use of derivative instruments and hedging items.

17

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2009

NOTE 3.  Advisory Fees, Servicing Fees and Other Transactions

Investment Adviser – Merk Investments, LLC, (the “Adviser”) is the investment adviser to the Funds. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Funds at an annual rate of 1.00% of each Fund’s average daily net assets.

Under the terms of the Investment Advisory Agreement, the Adviser provides investment advisory services to the Funds and is obligated to pay all expenses of the Funds except any expenses it is authorized to pay under Rule 12b-1, brokerage costs, commissions, borrowing costs, taxes, the transfer agent’s basis point fees, and extraordinary and non-recurring expenses. Prior to August 1, 2008, the Funds paid certain compensation expenses of the Trustees.

Distribution – Foreside Fund Services, LLC serves as the Funds’ distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates. The Funds have adopted a distribution plan for the Funds in accordance with Rule 12b-1 of the Act. The Funds pay the Distributor and any other entity as authorized by the Board a fee of 0.25% of the average daily net assets of each Fund for the marketing of fund shares and for services provided to shareholders.

Other Service Providers – As of June 2, 2008, as to fund accounting and fund administration, and on June 16, 2008, as to transfer agency, Atlantic provides these services to the Funds.

Atlantic provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and an Anti-Money Laundering Officer to the Funds, as well as certain additional compliance support functions.

For the period April 1, 2008, through June 1, 2008, as to fund accounting and fund administration and through June 15, 2008, as to transfer agency, Citigroup Fund Services, LLC provided these services to the Funds.

For the period April 1, 2008, through June 1, 2008, Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provided a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Funds. FCS had no role in determining the investment policies or which securities were to be purchased or sold by the Trust or its Funds. Certain officers or employees of FCS were also officers of the Trust. The Principal Executive Officer was an affiliate of the Distributor due to his ownership interest in the Distributor.

For the year ended March 31, 2009, the Adviser paid compliance service fees of $42,671 for the Merk Hard Currency Fund and $11,118 for the Merk Asian Currency Fund, from fees collected under the Investment Adviser Agreement.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $16,000 for service to the Trust ($20,000 for the chairman), plus $1,500 for each regular Board meeting attended ($2,500 for the chairman), $500 for each short special Board meeting attended ($750 for the chairman) and $1,500 for each major special Board meeting attended ($2,250 for the chairman). In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board committees. The amount of Trustees’ fees attributable to the Funds is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Funds.

NOTE 4.  Waiver of Fees

The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through July 31, 2009, to limit total annual operating expenses for each Fund to 1.30% (excluding interest, taxes, dividend expenses, brokerage commissions and extraordinary expenses). For the year ended March 31, 2009, fees waived and reimbursed were $10,843 for Merk Hard Currency Fund and $1,371 for Merk Asian Currency Fund.

NOTE 5.  Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the year ended March 31, 2009, were $52,425,523 and $10,195,938, respectively for Merk Hard Currency Fund.

The Merk Asian Currency Fund did not purchase or sell any investment securities (including maturities), other than short-term investments for the year ended March 31, 2009.

NOTE 6.  Average Borrowings

During the year ended March 31, 2009, the average borrowings from the custodian for Merk Hard Currency Fund was $1,269,856 and the average interest rate was 2.09%. As of March 31, 2009, the Merk Hard Currency Fund did not have any borrowings.

During the year ended March 31, 2009, the average borrowings from the custodian for Merk Asian Currency Fund was $5,534 and the average interest rate was 0.03%. As of March 31, 2009, the Merk Asian Currency Fund did not have any borrowings.

18

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2009

NOTE 7.  Currency Contracts

As of March 31, 2009, the Merk Asian Currency Fund had the following currency contracts outstanding:

Contracts to Purchase	Contract Value	Settlement Date	Unrealized Gain	Unrealized Loss
10,000,000 Chinese Renminbi	$1,447,178	4/17/2009	$16,240
72,500,000 Chinese Renminbi	10,501,159	4/17/2009	108,623
25,000,000 Chinese Renminbi	3,623,188	4/17/2009	35,357
1,000,000 Hong Kong Dollar	129,022	4/17/2009	13
80,000,000 Japanese Yen	889,161	4/17/2009		$(80,762)
34,000,000 New Taiwan Dollar	1,023,172	4/17/2009		(19,822)
28,500,000 Chinese Renminbi	4,155,125	5/22/2009	16,645
19,700,000 Chinese Renminbi	2,875,912	5/22/2009	7,732
4,000,000 Hong Kong Dollar	516,403	5/22/2009		(147)
6,300,000,000 Indian Rupee	127,789	5/22/2009		(4,383)
43,000,000 Japanese Yen	470,382	5/22/2009		(35,636)
2,160,000 Malaysian Ringgit	594,386	5/22/2009		(2,579)
40,500,000 Chinese Renminbi	5,900,350	6/19/2009	28,996
33,100,000 Chinese Renminbi	4,828,592	6/19/2009	17,366
7,000,000 Chinese Renminbi	1,026,092	6/19/2009		(1,267)
6,600,000 Hong Kong Dollar	851,855	6/19/2009	125
6,500,000 Hong Kong Dollar	838,980	6/19/2009	90
75,000,000 Indian Rupee	1,430,206	6/19/2009	35,498
85,000,000 Japanese Yen	866,198	6/19/2009		(6,363)
855,000,000 South Korean Won	593,750	6/19/2009	26,228
1,300,000,000 South Korean Won	920,028	6/19/2009	22,628
400,000 Singapore Dollar	259,732	6/19/2009	3,031
3,415,000 Singapore Dollar	2,221,066	6/19/2009	22,270
33,600,000 New Taiwan Dollar	974,761	6/19/2009	18,529

Unrealized gain (loss) on forward currency contracts			$359,371	$(150,959)

NOTE 8.  Federal Income Tax and Investment Transactions

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Merk Hard Currency Fund
2009	$3,114,602	$2,061,302	$5,175,904
2008	16,352,836	567,401	16,920,237

As of March 31, 2009, distributable earnings (accumulated loss) on a tax basis were as follows:

	Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation/ Depreciation	Total
Merk Hard Currency Fund	$2,592,436	$(16,422,648)	$(3,429,431)	$(17,259,643)
Merk Asian Currency Fund	-	(63,066)	80,353	17,287

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to deferral of post October losses, forward currency contracts and non-deductible offering costs.

For tax purposes , the current year post-October loss was $16,422,648 and $63,066 for Merk Hard Currency Fund and Merk Asian Currency Fund, respectively. These losses will be recognized for tax purposes on the first business day of the Funds’ next year.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2009. The following reclassification was the result of net operating losses, currency gain/loss

19

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2009

reclassification, and redesignation of distributions for Merk Hard Currency Fund and currency gain/loss reclassification, non-deductible offering costs and net operating losses for Merk Asian Currency Fund.

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in-Capital
Merk Hard Currency Fund	$(20,376,090)	$43,045,559	$(22,669,469)
Merk Asian Currency Fund	(280,588)	2,554,075	(2,273,487)

NOTE 9.  Change in Independent Registered Public Accounting Firm

The Board, with the approval and recommendation of the Audit Committee, selected Briggs, Bunting & Dougherty, LLP (“BBD”) to replace Deloitte & Touche, LLP (“D&T”), as the Funds’ independent registered public accounting firm for the Funds’ fiscal year ending March 31, 2009. D&T resigned subsequent to the Board’s approval of BBD. Throughout D&T’s tenure, including the Merk Hard Currency Fund’s two most recent fiscal periods (D&T did not perform an audit for the Merk Asian Currency Fund – commencement of operations was April 1, 2008), the Merk Hard Currency Fund had no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, and there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934. With respect to the Merk Hard Currency Fund, D&T’s audit opinions, including the past two fiscal periods, have not contained either an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Merk Hard Currency Fund and D&T on accounting principles, financial statement disclosure or audit scope, which, if not resolved to the satisfaction of D&T would have caused D&T to make reference to the disagreement in a D&T report. During the last two fiscal years of the Merk Hard Currency Fund and since inception of the Merk Asian Currency Fund, neither the Funds nor anyone on its behalf has consulted BBD on items concerning the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Funds’ financial statements, or concerning the subject of a disagreement of the kind described in Item 304(a)(1)(iv) of Regulation S-K or reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds

and the Shareholders of Merk Hard Currency Fund and Merk Asian Currency Fund

We have audited the accompanying statement of assets and liabilities of Merk Hard Currency Fund and Merk Asian Currency Fund, each a series of shares of beneficial interest in the Forum Funds, including the schedules of investments, as of March 31, 2009, and the related statement of operations, the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for Merk Hard Currency Fund for the year ended March 31, 2008 and the financial highlights for each of the years in the two-year period then ended and for the period from May 10, 2005 (commencement of operations) through March 31, 2006 were audited by other auditors whose report dated May 28, 2008, expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2009 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merk Hard Currency Fund and Merk Asian Currency Fund as of March 31, 2009, and the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

May 22, 2009

21

ADDITIONAL INFORMATION (UNAUDITED)

MARCH 31, 2009

Proxy Voting Information

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling (866) 637-5386 and on the SEC’s website at www.sec.gov. The Funds’ proxy voting records for the most recent twelve-month period ended June 30, is available, without charge and upon request, by calling (866) 637-5386 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from October 1, 2008, through March 31, 2009.

Actual Expenses – The first line under each Fund in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each Fund in the following table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During Period*	Annualized Expense Ratio**
Merk Hard Currency Fund
Actual	$1,000.00	$949.82	$6.51	1.34%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.74	1.34%
Merk Asian Currency Fund
Actual	$1,000.00	$995.82	$6.47	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.54	1.30%

*	Expenses are equal to the Funds’ annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.
**	The Merk Hard Currency Fund’s expense ratio is 1.30% per the prospectus. However, interest expenses resulted in an actual expense ratio of 1.34%, as reflected in the above table.

Federal Tax Status of Income Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gain are classified as ordinary income. The Merk Hard Currency Fund designates 8.32% of its income dividends as qualified interest income exempt from U.S. tax for foreign shareholders (QII) and 100.00% of its short-term capital gain dividends as exempt from U.S. tax for foreign shareholders (QSD).

22

ADDITIONAL INFORMATION (UNAUDITED)

MARCH 31, 2009

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for shareholders. The following table provides information about each Board member and certain officers of the Trust. The Trustees listed below also serve in the capacities noted below for Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. Mr. Keffer is also an Interested Director of Wintergreen Fund, Inc. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine, 04101, unless otherwise indicated. Each Trustee oversees twenty-eight portfolios in the Trust. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (866) 637-5386.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Compliance Committee, Nominating Committee and Qualified Legal Compliance Committee	Trustee since 1989 (Chairman since 2004)	Retired; Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002 – 2003; Partner, Thelen Reid & Priest LLP (law firm) 1995 – 2002.
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University (effective 2006); Professor of Economics, University of California-Los Angeles 1992 – 2006.
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.
Interested Trustee
John Y. Keffer[1] Born: 1942	Trustee; Chairman, Contracts Committee	Since 1989	Chairman, Atlantic Fund Administration, LLC since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company) since 1997; President, Citigroup Fund Services, LLC (Citigroup) 2003 – 2005; President, Forum Financial Group, LLC (“Forum”) (a fund services company acquired by Citibank, N.A.) 1986 – 2003.
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since June 2008	President, Atlantic Fund Administration, LLC since 2008; Director, Consulting Services, Foreside Fund Services, January 2007 – September 2007; Elder Care June 2005 – December 2006; Director, Fund Accounting, Citigroup December 2003 – May 2005; Director/Senior Manager/Manager, Accounting, Forum Financial Group April 1992 – November 2003; Auditor, Ernst & Young May 1988 – March 1992.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since July 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup December 2003 – July 2008; Senior Manager, Support and Fund Accounting, Forum Financial Group, August 1994 – December 2003.
Gale Bertrand Born: 1964	Vice President	Since July 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Department Manager/Senior Vice President, Enterprise Support Services, Citigroup December 2003 –July 2008; Director, Support, Senior Manager Fund Accounting, Forum Financial Group, March 1990 – December 2003.

23

ADDITIONAL INFORMATION (UNAUDITED)

MARCH 31, 2009

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Lina Bhatnagar Born: 1971	Secretary	Since June 2008	Senior Administration Specialist, Atlantic Fund Administration, LLC since May 2008; Regulatory Administration Specialist, Citigroup, June 2006 – May 2008; Money Market/Short Term Trader, Wellington Management, 1996 – 2002.

[1]

Since 1997, John Y. Keffer has been president and owner of Forum Trust, LLC, a state chartered, non-depository bank; and vice chairman and trustee of the Trust. Atlantic Fund Administration, LLC, is a subsidiary of Forum Trust, LLC.

24

HARD CURRENCY FUND

ASIAN CURRENCY FUND

P.O. BOX 588

PORTLAND, ME 04112

208-ANR-0309

FOR MORE INFORMATION

INVESTMENT ADVISER

Merk Investments, LLC

555 Bryant Street #455

Palo Alto, CA 94301

www.merkfund.com

TRANSFER AGENT

Atlantic Fund Administration, LLC

P.O. Box 588

Portland, ME 04112

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

MARCH 31, 2009

PAYSON TOTAL RETURN FUND

ANNUAL REPORT

TABLE OF CONTENTS

MARCH 31, 2009

The views in this report are those of the Fund’s investment adviser, H.M. Payson & Co. as of March 31, 2009 and may not reflect their views on the date this report is first published or anytime thereafter. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. Holdings and allocations are subject to risks and to change. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index. Investing involves risk, including the possible loss of principal.

A MESSAGE TO OUR SHAREHOLDERS

March 31, 2009

Dear Payson Total Return Fund Shareholder:

The domestic equity markets experienced negative investment returns for the year ending March 31, 2009, as falling housing prices touched off a massive mortgage and credit market crisis, driving the economy into recession. The S&P 500 Index produced a total return of –38.1%. The fiscal year results would actually have been much worse were it not for a sharp rally that began on March 10, 2009. From April 1, 2008 through March 9, 2009, the S&P 500 Index experienced a total return of –47.6%. From March 9, 2009 to March 31, 2009, the Index rebounded with a total return of 18.1%.

During the fiscal year ending March 31st, there were no places to hide–all economic sectors of the stock market experienced sharply negative total returns. The worst performance came from the financial services sector, followed by economically sensitive sectors. For the fiscal year, the financial services sector experienced a total return of –61.8%, while the capital goods, basic materials, and consumer discretionary sectors returned –55.8%, –44.6%, and –34.8%, respectively. The –19.5% total return of the health care sector and –22.4% total return of the consumer staples sector almost seem mild in comparison to the dramatic decline of the more economically sensitive sectors. Not surprisingly, the recent rally has been strongest in those sectors that experienced the worst returns over the past year.

In the fixed income markets, the credit crisis served to revalue riskier assets, and the spread between the yields of investment grade and high yield bonds as compared to U.S. treasuries widened dramatically, to spreads not seen in decades. The flight to safety produced positive returns for U.S. treasuries and pushed their interest rates down, with the yield on the 10-year U.S. treasury declining from 3.4% at the beginning of the fiscal year to 2.7% at the end of the year.

A year ago we wrote in the 2008 Annual Report of the Payson Total Return Fund that equities were by no means cheap, especially the smaller and mid-sized company stocks. Further, we stated that with the economy in a recession, investors must realize returns from equities are likely to be modest and may be negative in the short run, and that volatility may continue to be high. While cautious a year ago, we clearly did not anticipate the dramatic re-pricing of virtually all risky assets, including the domestic equity and fixed income markets, and virtually all of the world’s equity and fixed income markets. We maintained a near fully invested position in the Payson Total Return Fund, and it ended the March 31, 2009 fiscal year with a total return of –38.1%, identical to that of the S&P 500 Index.

As the market declines accelerated in the first weeks of 2009, we cautioned clients against shifting away from risky assets. In a letter to clients dated February 20, 2009, we wrote that while fear is great and the current situation is indeed serious, comparisons to the Great Depression were grossly premature if not absurd. For context, from 1930 to 1932 the economy as measured by Real Gross National Product contracted by 50%, versus less than 4% from its peak on March 31, 2008 through March 31, 2009. Unemployment in the Great Depression peaked at 25%, whereas it now stands at approximately 9%.

While the huge rally from March 9th has removed some fear, the risks to the banking system remain and the economy continues to contract, albeit at a slower pace. Yet we remain positive and expect the

1

upward trend in the equity and bond markets will continue, albeit with some interruptions along the way. The credit markets have shown significant healing, housing is apparently stabilizing, and yield spreads are narrowing. The potential catalysts for the stock market include high cash levels, the extreme negative sentiment only beginning to abate, and valuations that remain compelling by most measures.

As the market approached its low point and fear peaked, we began to position the Fund more aggressively. Positions in high yield bonds and in emerging market equity were established. We reduced our exposure to health care and consumer staples, and increased exposure to more economically sensitive sectors including consumer discretionary, basic materials, and industrials. Our more aggressive stance has produced better than market returns during the rebound.

Looking forward, we expect to continue our focus on companies with strong balance sheets and compelling investment characteristics. History has shown that periods of extreme uncertainty and fear signify inflection points that harbor extraordinary potential for patient investors. Given time, we expect our resilient system will right itself, global economic growth will resume, and confidence will return.

As always, we thank you for your continued confidence in H.M. Payson & Co.

2

PERFORMANCE CHART AND ANALYSIS

The following chart reflects the change in value of a hypothetical $10,000 investment in Payson Total Return Fund (the “Fund”), including reinvestment of dividends and distributions, to the Fund’s related securities index, over the past 10 fiscal years. The Standard and Poor’s 500 Composite Index (“S&P 500 Index”) is a market weighted index composed of 500 large capitalization companies and reflects the reinvestment of dividends. The Fund is professionally managed while the S&P 500 Index is unmanaged and is not available for investment. Past performance is not predictive nor a guarantee of future results. Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the Fund’s historical performance. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. As stated in the Fund’s current prospectus, the Fund’s annual operating expense ratio is 1.46%. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For most recent month end performance please call (800) 805-8258.

Comparison of Change in Value of a $10,000 Investment

PAYSON TOTAL RETURN FUND

vs. S&P 500 INDEX

Average Annual Total Return on 3/31/09	Fund	S&P 500
One Year:	(38.05)%	(38.09)%
Five Year:	(6.63)%	(4.76)%
Ten Year:	(1.66)%	(3.00)%

Investment Value on 3/31/09
Payson Total Return Fund:	$8,459
S&P 500 Index:	$7,375

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PAYSON TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2009

Shares	Security Description	Value

Common Stock — 88.7%
Basic Materials — 6.1%
12,600	Airgas, Inc.	$426,006
14,200	Nucor Corp.	542,014

		968,020

Consumer Cyclical — 11.8%
50,000	Johnson Controls, Inc.	600,000
3,779	Sherwin-Williams Co.	196,395
18,539	TJX Cos., Inc.	475,340
11,000	VF Corp.	628,210

		1,899,945

Consumer Staples — 6.1%
7,700	Coca-Cola Co.	338,415
8,200	Proctor & Gamble Co.	386,138
4,800	Wal-Mart Stores, Inc.	250,080

		974,633

Energy — 12.1%
19,520	Alpha Natural Resources, Inc.(a)	346,480
3,650	Chevron Corp.	245,426
10,000	ConocoPhillips	391,600
3,300	Exxon Mobil Corp.	224,730
15,000	Marathon Oil Corp.	394,350
15,400	Smith International, Inc.	330,792

		1,933,378

Financial — 9.8%
20,000	Aflac, Inc.	387,200
150	Berkshire Hathaway, Inc., Class B(a)	423,000
12,100	JPMorgan Chase & Co.	321,618
10,900	Travelers Cos., Inc.	442,976

		1,574,794

Shares	Security Description	Value

Health Care — 12.0%
8,480	Becton Dickinson & Co.	$570,195
14,000	Covidien, Ltd.	465,360
9,225	Johnson & Johnson	485,235
29,000	Pfizer, Inc.	394,980

		1,915,770

Industrials — 17.0%
4,510	Dun & Bradstreet Corp.	347,270
22,000	FLIR Systems, Inc.(a)	450,560
9,000	General Dynamics Corp.	374,310
12,000	ITT Corp.	461,640
7,252	Rockwell Collins, Inc.	236,705
20,400	Unit Corp.(a)	426,768
10,000	United Technologies Corp.	429,800

		2,727,053

Technology — 13.8%
14,811	Cisco Systems, Inc.(a)	248,381
1,750	Google, Inc., Class A(a)	609,105
14,000	Harris Corp.	405,160
4,000	IBM	387,560
18,000	Microsoft Corp.	330,660
12,225	Oracle Corp.	220,906

		2,201,772

Total Common Stock (cost $15,405,184)		14,195,365

Exchange Traded Funds — 10.7%
11,318	iShares iBoxx $ High Yield Corporate Bond Fund	767,360
40,000	Vanguard Emerging Markets ETF	944,000

Total Exchange Traded Funds (cost $1,583,147)		1,711,360

See Notes to Financial Statements.

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PAYSON TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2009

Principal	Security Description	Rate	Maturity	Value

Mortgage-Backed Securities — 0.0%
$1,987	GNMA Pool 394795 (cost $1,993)	7.50%	10/15/10	$2,064

Shares

Total Investments – 99.4% (Cost $16,990,324)*	$15,908,789
Other Assets and Liabilities, Net — 0.6%	102,665

NET ASSETS — 100.0%	$16,011,454

(a)	Non-income producing security.
*	Cost for Federal income tax purposes is $16,990,324 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$1,564,725
Gross Unrealized Depreciation	(2,646,260)

Net Unrealized Appreciation (Depreciation)	$(1,081,535)

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2009:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to Note 2 — Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices	$15,906,725
Level 2 — Other Significant Observable Inputs	2,064
Level 3 — Significant Unobservable Inputs	—

Total Investments	$15,908,789

PORTFOLIO HOLDINGS % of Total Investments

Basic Materials	6.1%
Consumer Cyclical	11.9%
Consumer Staples	6.1%
Energy	12.2%
Financial	9.9%
Health Care	12.0%
Industrials	17.1%
Technology	13.9%
Mortgage-Backed Securities	0.0%
Exchange Traded Funds	10.8%

100.0%

See Notes to Financial Statements.

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PAYSON TOTAL RETURN FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2009

ASSETS
Total investments, at value (Cost $16,990,324)	$15,908,789
Cash	141,518
Receivables:
Interest and dividends	24,688
Prepaid expenses	5,789

Total Assets	16,080,784

LIABILITIES
Payables:
Dividends	20,463
Accrued Liabilities:
Investment adviser fees	7,840
Compliance services fees	1,758
Fund service fees	10,329
Other	28,940

Total Liabilities	69,330

NET ASSETS	$16,011,454

COMPONENTS OF NET ASSETS
Paid-in capital	$23,464,931
Undistributed (distributions in excess of) net investment income	(13,719)
Accumulated net realized gain (loss) on investments	(6,358,223)
Unrealized appreciation (depreciation) on investments	(1,081,535)

NET ASSETS	$16,011,454

SHARES OF BENEFICIAL INTEREST AT $0.00 PAR VALUE (unlimited shares authorized)	2,109,702

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE	$7.59

See Notes to Financial Statements.

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PAYSON TOTAL RETURN FUND

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2009

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $6,074)	$608,608
Interest income	2,831

Total Investment Income	611,439

EXPENSES
Investment advisory fees	135,376
Fund service fees (Note 3)	153,000
Custody fees	8,697
Registration fees	10,362
Professional fees	47,993
Trustees’ fees and expenses	782
Compliance services fees	29,592
Miscellaneous expenses	14,789

Total Expenses	400,591
Less fees waived and expenses reimbursed	(715)

Net Expenses	399,876

NET INVESTMENT INCOME (LOSS)	211,563

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(4,928,874)
Net change in unrealized appreciation (depreciation) on investments	(5,424,017)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(10,352,891)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(10,141,328)

See Notes to Financial Statements.

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PAYSON TOTAL RETURN FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2009	Year Ended March 31, 2008
OPERATIONS:
Net investment income (loss)	$211,563	$245,450
Net realized gain (loss) on investments	(4,928,874)	(578,773)
Net change in unrealized appreciation (depreciation) on investments	(5,424,017)	(1,085,297)

Increase (Decrease) in Net Assets Resulting from Operations	(10,141,328)	(1,418,620)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(204,369)	(269,643)
Net realized gain on investments	(157,685)	(698,720)

Total Distributions to Shareholders	(362,054)	(968,363)

CAPITAL SHARE TRANSACTIONS
Sale of shares	1,136,706	1,222,648
Reinvestment of distributions	195,883	524,619
Redemption of shares	(2,394,465)	(2,160,068)

Increase (Decrease) from Capital Share Transactions	(1,061,876)	(412,801)

Increase (Decrease) in Net Assets	(11,565,258)	(2,799,784)
NET ASSETS:
Beginning of year	27,576,712	30,376,496

End of year(a)	16,011,454	27,576,712

SHARE TRANSACTIONS
Sale of shares	107,509	88,472
Reinvestment of distributions	21,484	38,164
Redemption of shares	(229,808)	(153,860)

	(100,815)	(27,224)

	$(13,719)	$20,826

(a)	Amount includes accumulated undistributed (distributions in excess of) net investment income

See Notes to Financial Statements.

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PAYSON TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each year.

	Years Ended March 31,
	2009	2008	2007	2006	2005
NET ASSET VALUE, Beginning of Year	$12.48	$13.57	$12.88	$12.04	$11.77

INVESTMENT OPERATIONS
Net investment income (loss)	0.10 (a)	0.11 (a)	0.07 (a)	0.08 (a)	0.19
Net realized and unrealized gain (loss) on investments	(4.82)	(0.76)	0.96	0.82	0.27

Total from Investment Operations	(4.72)	(0.65)	1.03	0.90	0.46

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.10)	(0.12)	(0.06)	(0.06)	(0.18)
Net realized investment gains	(0.07)	(0.32)	(0.28)	—	—
Return of capital	—	—	—	—	(0.01)

Total Distributions to Shareholders	(0.17)	(0.44)	(0.34)	(0.06)	(0.19)

NET ASSET VALUE, End of Year	$7.59	$12.48	$13.57	$12.88	$12.04

TOTAL RETURN	(38.05)%	(5.06)%	7.98%	7.51%	3.91%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000’s omitted)	$16,011	$27,577	$30,376	$18,800	$18,187
Ratios to Average Net Assets:
Net investment income (loss)	0.94%	0.80%	0.54%	0.66%	1.56%
Net expenses	1.77%	1.46%	1.36%	1.37%	1.31%
Gross expenses(b)	1.78%	1.46%	1.85%	1.89%	1.81%
PORTFOLIO TURNOVER RATE	109%	57%	46%	85%	48%

(a)	Calculated based upon average shares outstanding during the period.
(b)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

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PAYSON TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2009

Note 1. Organization

The Payson Total Return Fund (the “Fund”), is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. As of March 31, 2009, the Trust had twenty-eight investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. The Fund commenced operations on November 25, 1991. The Fund seeks a combination of high current income and capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation–Exchange traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value. Short-term instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1–quoted prices in active markets for identical assets

Level 2–other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3–significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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PAYSON TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2009

The aggregate value by input level, as of March 31, 2009, for the Fund’s investments is included at the end of the Fund’s schedule of investments.

Security Transactions, Investment Income and Realized Gain and Loss–Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. All premiums and discounts are amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

Distributions to Shareholders–Distributions to shareholders of net investment income if any are declared and paid at least quarterly. Distributions to shareholders of capital gains if any are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes–The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

As of March 31, 2009, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s Federal tax returns filed in the three-year period ended March 31, 2009, remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation–The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies–In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

New Accounting Pronouncements–In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”), was issued and is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. At this time, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional disclosures may be required about the use of derivative instruments and hedging items.

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PAYSON TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2009

Note 3. Advisory Fees, Servicing Fees and Other Transactions

Investment Adviser–H.M. Payson & Co. (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.60% of the average daily net assets.

Distribution–Foreside Fund Services, LLC is the Fund’s distributor (the “Distributor”). The Distributor receives no compensation from the Fund for its distribution services. The Distributor is not affiliated with the Adviser, Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates.

Other Service Providers–Atlantic provides administration, fund accounting and transfer agency services to the Funds. Pursuant to the Atlantic services agreement, the Funds pay Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the previous month. The Fund’s transfer agent and fund accountant also receive certain shareholder account fees, surcharges and out-of-pocket expenses.

Atlantic provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

For the period April 1, 2008, through June 1, 2008, as to fund accounting and fund administration and through June 15, 2008, as to transfer agency, Citigroup Fund Services, LLC provided these services to the Fund.

For the period April 1, 2008, through June 1, 2008, Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provided a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. FCS had no role in determining the investment policies of, or the securities to be purchased or sold by the Trust or its Funds. Certain officers or employees of FCS were also officers of the Trust. The Principal Executive Officer was an affiliate of the Distributor due to his ownership interest in the Distributor.

Trustees and Officers–The Trust pays each independent Trustee an annual retainer fee of $16,000 for service to the Trust ($20,000 for the chairman), plus $1,500 for each regular Board meeting attended ($2,500 for the chairman), $500 for each short special Board meeting attended ($750 for the chairman) and $1,500 for each major special Board meeting attended ($2,250 for the chairman). In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board committees. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

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PAYSON TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2009

Note 4. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the year ended March 31, 2009, were $24,379,937 and $25,225,130 respectively.

Note 5. Expense Reimbursements and Fees Waived

During the year, certain fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary waivers and reimbursements may be reduced or eliminated at any time. For the year ended March 31, 2009, fees waived were $715.

Note 6. Federal Income Tax and Investment Transactions

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

	2009	2008
Ordinary Income	$183,915	$226,533
Long-Term Capital Gain	157,676	741,830

Total	$341,591	$968,363

As of March 31, 2009, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$6,744
Unrealized Appreciation (Depreciation)	(1,081,535)
Other Book/Tax Differences	(20,463)
Capital and Other Losses	(6,358,223)

Total	$(7,453,477)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to post-October losses.

Other book/tax differences relate to distributions to shareholders accrued for GAAP purposes that are not deductible until paid for Federal Income Tax purposes.

For tax purposes, the current year post-October loss was $3,938,930. This loss will be recognized for tax purposes on the first business day of the Fund’s next fiscal year.

As of March 31, 2009, the Fund had capital loss carryovers to offset future capital gains of $2,419,293 expiring in 2017.

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PAYSON TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2009

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2009. The following reclassification was the result of Real Estate Investment Trust distribution reclassifications, and has no impact on the net assets of the Fund.

Accumulated Net Investment Income (Loss)	$(41,739)
Undistributed Net Realized Gain (Loss)	41,739

Note 7. Change in Independent Registered Public Accounting Firm

The Board, with the approval and recommendation of the Audit Committee, selected Briggs, Bunting & Dougherty, LLP (“BBD”) to replace Deloitte & Touche, LLP (“D&T”), as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ending March 31, 2009. D&T resigned subsequent to the Board’s approval of BBD. Throughout D&T’s tenure, including the Fund’s two most recent fiscal periods, the Fund had no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, and there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934. With respect to the Fund, D&T’s audit opinions, including the past two fiscal periods, have not contained either an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and D&T on accounting principles, financial statement disclosure or audit scope, which, if not resolved to the satisfaction of D&T would have caused D&T to make reference to the disagreement in a D&T report. During the last two fiscal years of the Fund, neither the Fund nor anyone on its behalf has consulted BBD on items concerning the application of accounting principles to a specified transaction (either completed or proposed) or the type of audit opinion that might be rendered on the Fund’s financial statements, or concerning the subject of a disagreement of the kind described in Item 304(a)(1)(iv) of Regulation S-K or reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds

and the Shareholders of Payson Total Return Fund

We have audited the accompanying statement of assets and liabilities of the Payson Total Return Fund, a series of shares of beneficial interest in the Forum Funds, including the schedule of investments, as of March 31, 2009, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended March 31, 2008 and the financial highlights for each of the years in the four-year period then ended were audited by other auditors whose report dated May 28, 2008, expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2009 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Payson Total Return Fund as of March 31, 2009, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Briggs, Bunting & Dougherty, LLP

Philadelphia, Pennsylvania

May 22, 2009

15

PAYSON TOTAL RETURN FUND

ADDITIONAL INFORMATION (Unaudited)

MARCH 31, 2009

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 805-8258 and on the SEC’s website at www.sec.gov. The Fund’s proxy voting records for the most recent twelve-month period ended June 30, is available, without charge and upon request, by calling (800) 805-8258 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from October 1, 2008, through March 31, 2009.

Actual Expenses–The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes–The second line of the following table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

16

PAYSON TOTAL RETURN FUND

ADDITIONAL INFORMATION (Unaudited)

MARCH 31, 2009

Please note that expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During Period*
Actual	$1,000.00	$652.81	$8.37
Hypothetical (5% return before expenses)	$1,000.00	$1,014.81	$10.20

*	Expenses are equal to the Fund’s actual annualized expense ratio of 2.03%, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period. The actual expense ratio of the Fund for the six month period ending March 31, 2009, is higher than that of 1.46%, as disclosed in the Fund’s current prospectus, due to negative developments, including the recent market crisis.

Federal Tax Status of Income Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 100.00% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 100.00% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund designates 0.57% of its income dividends as qualified interest income (QII).

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for shareholders. The following table provides information about each Board member and certain officers of the Trust. The Trustees listed below also serve in the capacities noted below for Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. Mr. Keffer is also an Interested Director of Wintergreen Fund, Inc. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine, 04101, unless otherwise indicated. Each Trustee oversees twenty-eight portfolios in the Trust. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 805-8258.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Compliance Committee, Nominating Committee and Qualified Legal Compliance Committee	Trustee since 1989 (Chairman since 2004)	Retired; Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002–2003; Partner, Thelen Reid & Priest LLP (law firm) 1995–2002.

17

PAYSON TOTAL RETURN FUND

ADDITIONAL INFORMATION (Unaudited)

MARCH 31, 2009

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University (effective 2006); Professor of Economics, University of California-Los Angeles 1992–2006.
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.
Interested Trustee
John Y. Keffer[1] Born: 1942	Trustee; Chairman, Contracts Committee	Since 1989	Chairman, Atlantic Fund Administration, LLC since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company) since 1997; President, Citigroup Fund Services, LLC (Citigroup) 2003–2005; President, Forum Financial Group, LLC (“Forum”) (a fund services company acquired by Citibank, N.A.) 1986–2003.
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since June 2008	President, Atlantic Fund Administration, LLC since 2008; Director, Consulting Services, Foreside Fund Services, January 2007–September 2007; Elder Care June 2005–December 2006; Director, Fund Accounting, Citigroup December 2003–May 2005; Director/Senior Manager/Manager, Accounting, Forum Financial Group April 1992–November 2003; Auditor, Ernst & Young May 1988–March 1992.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since July 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup December 2003–July 2008; Senior Manager, Support and Fund Accounting, Forum Financial Group, August 1994–December 2003.
Gale Bertrand Born: 1964	Vice President	Since July 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Department Manager/Senior Vice President, Enterprise Support Services, Citigroup December 2003–July 2008; Director, Support, Senior Manager Fund Accounting, Forum Financial Group, March 1990–December 2003.
Lina Bhatnagar Born: 1971	Secretary	Since June 2008	Senior Administration Specialist, Atlantic Fund Administration, LLC since May 2008; Regulatory Administration Specialist, Citigroup, June 2006–May 2008; Money Market/Short Term Trader, Wellington Management, 1996–2002.
[1]

Since 1997, John Y. Keffer has been president and owner of Forum Trust, LLC, a state chartered, non-depository bank; and vice chairman and trustee of the Trust. Atlantic Fund Administration, LLC, is a subsidiary of Forum Trust, LLC.

18

TRANSFER AGENT

Atlantic Fund Administration, LLC

P.O. Box 588

Portland, ME 04112

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

230-AR-0309

FOR MORE INFORMATION

PAYSON TOTAL RETURN FUND

P.O. BOX 588

PORTLAND, ME 04112

800-805-8258

www.hmpayson.com

ITEM 2. CODE OF ETHICS.

(a)	As of the end of the period covered by this report, Forum Funds (the “Registrant”) has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer.

(c)	There have been no amendments to the Registrant’s code of ethics that apply to its Principal Executive Officer and Principal Financial Officer.

(d)	There have been no waivers to the Registrant’s code of ethics that apply to its Principal Executive Officer and Principal Financial Officer.

(e)	Not applicable.

(f)	(1) A copy of the Code of Ethics is being filed under Item 12(a) hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that no member of the Audit Committee is an “audit committee financial expert” as that term is defined under applicable regulatory guidelines.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees – The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $119,000 in 2008 and $140,000 in 2009.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2007 and $0 in 2008.

(c) Tax Fees – The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $16,400 in 2008 and $22,000 in 2009. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees – The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2007 and $0 in 2008.

(e) (1) The Audit Committee reviews and approves in advance all audit and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a “Series”). In addition, the Audit Committee reviews and approves in advance all “permissible non-audit services” to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant (“Affiliate”), by the Series’ principal accountant if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series’ investment adviser or an Affiliate to the Series’ principal accountant for audit and permissible non-audit services are consistent with the principal accountant’s independence.

(e)	(2) 0%

(f)	Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $16,400 in 2008 and $22,000 in 2009. There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant’s investment adviser or any Affiliate.

(h) If the Registrant’s principal accountant provided non-audit services to the Registrant’s adviser or any Affiliate, and the services were not pre-approved as described in paragraph (e)(1) of this Item, the Audit Committee would consider whether the provision of such services was compatible with maintaining the independence of the Registrant’s principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of
2002. (Exhibits filed herewith)

(a)(3) Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of
2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	6/3/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Stacey E. Hong
Stacey E. Hong, Principal Executive Officer

Date	6/3/09

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	6/3/09